UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07751

Nuveen Multistate Trust IV

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: May 31

Date of reporting period: May 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Mutual Funds

Nuveen Municipal Bond Funds

Dependable, tax-free income because it’s not what you earn, it’s what you keep.®

Annual Report

May 31, 2011

Share Class / Ticker Symbol

Fund Name	Class A	Class B	Class C	Class I
Nuveen Kansas Municipal Bond Fund	FKSTX	FBKSX	FCKSX	FRKSX
Nuveen Kentucky Municipal Bond Fund	FKYTX	FKYBX	FKYCX	FKYRX
Nuveen Michigan Municipal Bond Fund	FMITX	FMIBX	FLMCX	NMMIX
Nuveen Missouri Municipal Bond Fund	FMOTX	FMMBX	FMOCX	FMMRX
Nuveen Ohio Municipal Bond Fund	FOHTX	FOHBX	FOHCX	NXOHX
Nuveen Wisconsin Municipal Bond Fund	FWIAX	FWIBX	FWICX	FWIRX

INVESTMENT ADVISER NAME CHANGE

Effective January 1, 2011, Nuveen Asset Management, the Funds’ investment adviser, changed its name to Nuveen Fund Advisors, Inc. (“Nuveen Fund Advisors”). Concurrently, Nuveen Fund Advisors formed a wholly-owned subsidiary, Nuveen Asset Management, LLC, to house its portfolio management capabilities.

NUVEEN INVESTMENTS COMPLETES STRATEGIC COMBINATION WITH FAF ADVISORS

On December 31, 2010, Nuveen Investments completed the strategic combination between Nuveen Asset Management, the largest investment affiliate of Nuveen Investments, and FAF Advisors. As part of this transaction, U.S. Bancorp — the parent of FAF Advisors — received cash consideration and a 9.5% stake in Nuveen Investments in exchange for the long-term investment business of FAF Advisors, including investment-management responsibilities for the non-money market mutual funds of the First American Funds family.

The approximately $27 billion of mutual fund and institutional assets managed by FAF Advisors, along with the investment professionals managing these assets and other key personnel, have become part of Nuveen Asset Management, LLC. With these additions to Nuveen Asset Management, LLC, this affiliate now manages more than $100 billion of assets across a broad range of strategies from municipal and taxable fixed income to traditional and specialized equity investments.

This combination does not affect the investment objectives or strategies of the Funds in this report. Over time, Nuveen Investments expects that the combination will provide even more ways to meet the needs of investors who work with financial advisors and consultants by enhancing the multi-boutique model of Nuveen Investments, which also includes highly respected investment teams at HydePark, NWQ Investment Management, Santa Barbara Asset Management, Symphony Asset Management, Tradewinds Global Investors and Winslow Capital. Nuveen Investments managed approximately $206 billion of assets as of March 31, 2011.

Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Chairman’s

Letter to Shareholders

Dear Shareholders,

In 2010, the global economy recorded another year of recovery from the financial and economic crises of 2008, but many of the factors that caused the downturn still weigh on the prospects for continued improvement. In the U.S., ongoing weakness in housing values has put pressure on homeowners and mortgage lenders. Similarly, the strong earnings recovery for corporations and banks is only slowly being translated into increased hiring or more active lending. Globally, deleveraging by private and public borrowers has inhibited economic growth and that process is far from complete.

Encouragingly, constructive actions are being taken by governments around the world to deal with economic issues. In the U.S., the recent passage of a stimulatory tax bill relieved some of the pressure on the Federal Reserve to promote economic expansion through quantitative easing and offers the promise of sustained economic growth. A number of European governments are undertaking programs that could significantly reduce their budget deficits. Governments across the emerging markets are implementing various steps to deal with global capital flows without undermining international trade and investment.

The success of these government actions could determine whether 2011 brings further economic recovery and financial market progress. One risk associated with the extraordinary efforts to strengthen U.S. economic growth is that the debt of the U.S. government will continue to grow to unprecedented levels. Another risk is that over time there could be inflationary pressures on asset values in the U.S. and abroad, because what happens in the U.S. impacts the rest of the world economy. Also, these various actions are being taken in a setting of heightened global economic uncertainty, primarily about the supplies of energy and other critical commodities. In this challenging environment, your Nuveen investment team continues to seek sustainable investment opportunities and to remain alert to potential risks in a recovery still facing many headwinds. On your behalf, we monitor their activities to assure they maintain their investment disciplines.

As you will note elsewhere in this report, on December 31, 2010, Nuveen Investments completed a strategic combination with FAF Advisors, Inc., the manager of the First American Funds. The combination adds highly respected and distinct investment teams to meet the needs of investors and their advisors and is designed to benefit all fund shareholders by creating a fund organization with the potential for further economies of scale and the ability to draw from even greater talent and expertise to meet those investor needs.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

July 21, 2011

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Portfolio Managers’ Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Any reference to credit ratings for portfolio holdings denotes the highest rating assigned by a Nationally Recognized Statistical Rating Organization (NRSRO) such as Standard & Poor’s (S&P), Moody’s or Fitch. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below investment grade. Holdings and ratings may change over time.

Portfolio managers Daniel Close, CFA, Steven Hlavin and Chris Drahn, CFA, examine economic and market conditions, key investment strategies and the performance of the Nuveen Kansas Municipal Bond Fund, the Nuveen Kentucky Municipal Bond Fund, the Nuveen Michigan Municipal Bond Fund, the Nuveen Missouri Municipal Bond Fund, the Nuveen Ohio Municipal Bond Fund and the Nuveen Wisconsin Municipal Bond Fund. Dan, who has 13 years of investment experience, has managed the Kentucky, Michigan and Ohio Funds since 2007. Steve, with eight years of investment experience, has managed the Kansas and Wisconsin Funds since January 2011. Chris, who has 31 years of investment experience, has managed the Missouri Fund since January 2011.

What factors had the greatest influence on the U.S. economy and the national municipal market during the twelve-month period ending May 31, 2011?

During this period, the U.S. economy demonstrated some signs of modest improvement, supported by the efforts of both the Federal Reserve (Fed) and the federal government. For its part, the Fed continued to hold the benchmark fed funds rate in a target range of zero to 0.25% since cutting it to this record low level in December 2008. At its June

2011 meeting (following the end of this reporting period), the central bank stated that it anticipated keeping the fed funds rate at “exceptionally low levels” for an “extended period.” The Fed also completed its second round of quantitative easing with the purchase of $600 billion in longer-term U.S. Treasury bonds. The goal of this plan was to lower long-term interest rates and thereby stimulate economic activity and create jobs. The federal government continued to focus on implementing the economic stimulus package passed in early 2009 and aimed at providing job creation, tax relief, fiscal assistance to state and local governments, and expansion of unemployment benefits and other federal social welfare programs.

In the first quarter of 2011, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew at an annualized rate of 1.9%, marking the seventh consecutive quarter of positive growth. The employment situation slowly improved, with the national jobless rate registering 9.1% in May 2011, down from 9.6% a year earlier. While the Fed’s longer-term inflation expectations remained stable, inflation over this period posted its largest twelve-month gain since October 2008, as the Consumer Price Index (CPI) rose 3.6% year-over-year as of May 2011. The core CPI (which excludes food and energy) increased 1.5%, staying within the Fed’s unofficial objective of 2.0% or lower for this measure. The housing market remained a major weak spot in the economy. For the twelve months ended April 2011 (most recent data available at the time this report was prepared), the average home price in the Standard & Poor’s (S&P)/Case-Shiller Index of 20 major metropolitan areas lost 4.0%, with six of the 20 metropolitan areas hitting their lowest levels since housing prices peaked in 2006.

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The municipal bond market was affected by a significant decline in new tax exempt issuance during this period. One reason for the decrease in new tax-exempt supply was the heavy issuance of taxable municipal debt in 2010 under the Build America Bond (BAB) program, which was created as part of the American Recovery and Reinvestment Act of February 2009 and expired on December 31, 2010. Between the beginning of this reporting period on June 1, 2010, and the end of the BAB program, taxable BAB issuance totaled $74.5 billion, accounting for 28% of new bonds issued in the municipal market.

After rallying strongly during the first part of the period, the municipal market suffered a reversal in mid-November 2010, due largely to investor concerns about inflation, the federal deficit, and the deficit’s impact on demand for U.S. Treasury securities. Adding to this market pressure was media coverage of the strained finances of some state and local governments. As a result, money began to flow out of municipal mutual funds as yields rose and valuations declined. As we moved into the second quarter of 2011, we saw the environment in the municipal market improve.

Over the twelve months ended May 31, 2011, municipal bond issuance nationwide — both tax-exempt and taxable — totaled $335.7 billion, a decrease of 15% compared with the issuance of the twelve-month period ended May 31, 2010. For the first five months of 2011, municipal issuance nationwide was down 50% from the first five months of 2010. This decline reflects the heavy issuance of BABs at the end of 2010, as borrowers took advantage of the program’s favorable terms before its expiration at year end.

What type of economic environment did the six states profiled in this report experience?

The Kansas economy continued to struggle in the wake of the recent recession. Employment growth lagged the rest of the nation, largely due to job cuts in construction and state government. However, the Kansas unemployment rate stood at 6.6% at the end of the reporting period, comparing very favorably to a national rate of 9.1%. According to Moody’s Economy.com, manufacturing is expected to be a key to Kansas’s long-term recovery, as hiring is projected to accelerate in this high-wage industry. Moody’s also anticipates that consumer spending should pick up in the next year, as a result of the improving labor market and better household finances. Recently, Kansas has seen a rebound in tax revenues as a result of last year’s increase in the state sales tax and the rise in personal income, but spending cuts will be required to close the $550 million budget gap anticipated for the coming fiscal year. Kansas bond issuance totaled $2.6 billion for the period ended May 31, 2011, representing a 32.0% drop year over year, while issuance nationwide dropped a more modest 15.1% during the same time frame. Kansas bonds continue to boast above-average credit quality with a rating of Aa1 from Moody’s as of May 31, 2011.

Kentucky continued to face financial stress from declining revenues and a budgetary imbalance. After depleting all of its fiscal reserves in 2009 as a means to help close a budget gap, the state’s reserve levels moved into positive territory in 2010 with a slim $2.5 million at its disposal. Kentucky’s general fund ended fiscal 2010 with a net surplus of $51 million, which reflects a positive improvement over the prior year’s deficit. The $17 billion budget approved for the fiscal 2011-2012 biennium addressed a $1.5 billion

6	Nuveen Investments

projected shortfall through a mix of one-time and recurring measures, including state agency cuts. In fiscal 2011, additional spending reductions have been necessary as a $100 million budget shortfall was anticipated in November 2010, due to the state’s overestimate of Medicaid revenue. The fiscal 2011 budget is structured to result in an ending balance of $281 million, to provide for adequate resources for the fiscal 2012 budget in the absence of federal stimulus funding. Despite these budgetary challenges, Kentucky is seeing signs of economic recovery, with state tax receipts, sales taxes and corporate income tax receipts on the rise, fueled in recent months by stronger manufacturing performance, according to Moody’s Economy.com. As of May 31, 2011, Kentucky’s unemployment rate was 9.8%, higher than all but seven other states but still its lowest level in more than two years. Kentucky issued nearly $4.7 billion in municipal bonds during the reporting period, representing a 4.7% increase over the prior 12 months and significantly exceeding the 15.1% decline in national bond issuance during the same time frame. The state maintained a credit rating of AA- from S&P but was downgraded to Aa2 by Moody’s in March 2011.

Michigan’s economy may finally be seeing the light at the end of the tunnel, according to Moody’s Economy.com. After a decade of recession, Michigan is poised for recovery in tandem with the resurging U.S. automotive industry, where improving vehicle sales have resulted in more hiring and an expansion of headquarters, production and R&D facilities. Additionally, a profit-sharing program by U.S. automakers will benefit their employees financially, allowing them to shore up their household finances and pump retail sales dollars back into the local economy, while simultaneously generating tax revenue for the state. At present, however, unemployment remains high at 10.3%, among the worst in the nation and significantly above the national average of 9.1%, and the housing sector and payroll figures have yet to stabilize. The state government will continue to struggle to provide services to Michigan residents, following years of spending cuts, and a $1.8 billion shortfall is expected for fiscal 2012, primarily from the state’s general fund. Local governments are still suffering from declining property-tax revenues, most notably in the Detroit and Lansing areas. Michigan issued $5.9 billion in municipal bonds during the reporting period, a year-over-year decline of 22.0%, while national issuance dropped 15.1%. Michigan’s general obligation debt retained its ratings of Aa2 from Moody’s and AA- from S&P.

For 2010, Missouri posted GDP growth of 1.4%, compared with the national measure of 2.6%, which ranked Missouri 39th in percentage GDP growth by state. Although this represented a significant turnaround from 2009, when Missouri’s economy contracted 3.8%, the state’s heavy reliance on the manufacturing sector has hampered its ability to more fully participate in recovery. In May 2011, the jobless rate in Missouri was 8.9%, its lowest level since March 2009, down from 9.5% in May 2010. In May 2011, the Missouri legislature approved a $23.2 billion state budget for fiscal 2012 that cut funding for colleges and universities by 5.5% and held basic aid for K-12 education flat. As of May 2011, Moody’s and S&P rated Missouri general obligation debt at Aaa and AAA, respectively, with stable outlooks. During the twelve months ended May 31, 2011, municipal issuance in Missouri was down 28% from the previous twelve-month period, to $4.6 billion.

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Ohio’s economic recovery stumbled during the reporting period, primarily in the area of job growth. Although Ohio’s unemployment rate measured 8.6% as of May 31, 2011 — well below its level of 10.2% from one year ago and below the national average of 9.1% — the state was among the worst in the nation for job growth, as nearly all employment gains from early 2010 were wiped out. Ohio’s manufacturing sector, which accounts for 12% of all jobs in the state, has moderated due to productivity gains and rising commodity prices, but favorable domestic demand, a thriving export market and the rebound in U.S. vehicle sales suggest that prospects are improving. Although the state’s heavy reliance on jobs in the manufacturing industry has been challenging to Ohio’s economy, employment gains have been sustainable in the education/health services and leisure/hospitality services sectors. Ohio’s general obligation debt continues to carry a rating of Aa1 from Moody’s and AA+ from S&P. The state issued $12.8 billion in municipal bonds during the twelve months ending May 31, 2011, an increase of 14.7% compared to a decline of 15.1% nationwide.

Wisconsin’s unemployment rate continued to trend below national levels, measuring 7.4% at the end of the reporting period, compared to the U.S. average of 9.1%. The state’s job losses have been primarily from the manufacturing sector, where the concentration of jobs has dropped from 17% of state employment in 2009 to 15.7% in 2010, yet remained well above the national average of 8.9%. Wisconsin’s economic recovery is expected to gain ground in 2011, as the state has a high concentration of jobs in machine tools and other capital goods producers — industries that are expected to benefit from stronger business investment spending in 2011. The state’s general fund has maintained a deficit for over a decade, reaching a substantial $2.94 billion as of June 30, 2010. However, the state closed fiscal 2010 with a positive cash balance of $383 million, a significant improvement over earlier estimates. Going forward, Wisconsin faces a $3.6 billion shortfall for the 2011-13 biennium. Governor Scott Walker’s proposed budget closes the gap with reductions in spending for education, the University of Wisconsin system, Medicaid and state aid to local governments. The plan also calls for selling $1.4 billion in new debt, of which $732 million would be general obligation debt. At period end, Wisconsin’s general obligation debt carried a rating of Aa2 from Moody’s and AA from S&P. The state issued $4.6 billion in municipal bonds during the 12 months ending May 31, 2011, a decrease of 11.9% compared to a decline of 15.1% nationwide.

How did the Funds perform during the twelve-month period?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the Funds for the one-year, five-year and ten-year periods ending May 31, 2011. Each Fund’s total returns are compared with the performance of its corresponding market indexes and peer group averages.

During the twelve-month period, the Class A Shares at net asset value (NAV) of the Missouri Fund outpaced the Standard & Poor’s (S&P) National Municipal Bond Index, while the Kansas, Kentucky, Michigan, Ohio and Wisconsin Funds lagged the index to varying degrees. The Ohio Fund outpaced its state-specific S&P municipal bond index, while the Kansas, Kentucky, Michigan, Missouri and Wisconsin Funds lagged their corresponding state municipal bond indexes. All of the Funds beat their corresponding Lipper state-level peer group average.

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What strategies were used to manage the Funds during the reporting period? How did these strategies influence performance?

All of the Funds continued to employ the same fundamental investment strategies and tactics used in previous years. Nuveen municipal bond portfolios are managed with a value-oriented approach and rely upon input from Nuveen’s experienced research team. Below we highlight the specific factors influencing each Fund’s investment strategy, as well as how we managed each portfolio in light of recent market conditions.

Nuveen Kansas and Wisconsin Municipal Bond Funds

Compared with the Standard & Poor’s (S&P) National Municipal Bond Index, the Kansas Fund’s duration positioning was advantageous, meaning that the portfolio’s added interest-rate sensitivity helped as rates declined modestly on balance. Security selection was also favorable, as a number of bonds in the portfolio performed relatively well, combining to provide a measurably positive impact on performance.

Meanwhile, credit quality and sector positioning had a mixed performance impact. Returns modestly suffered from the portfolio’s overweighting in non-rated bonds, and a slight underweighting in AAA-rated bonds also hurt, as these very high-quality securities outperformed their counterparts with weaker credit ratings. The Fund, however, was helped by its increased allocation to longer-dated bonds of sub-investment-grade quality.

On a sector basis, overweighting health care, especially hospital bonds, detracted in relative terms, though the portfolio’s exposure to strong-performing housing credits was a counterbalancing positive.

Most of the new purchases for the Kansas Fund took place in the second half of the reporting period. When possible, we capitalized on depressed market conditions to buy tax-exempt securities offering what we believed were attractive income streams and selling for lower-than-deserved prices. Purchases fitting this theme included several continuing care retirement community bonds; an A-rated state university bond; A-rated public utility bonds; and BBB-rated Puerto Rico water/sewer bonds, which, like all debt issued by U.S. territories, is generally tax-exempt for residents of every state.

In March 2011 we added some tender option bond trusts to the portfolio, as we believed favorable market conditions and extremely low borrowing costs provided a good opportunity to enhance the Fund’s yield while maintaining its duration at a desirable level in range of the benchmark. With the additional income provided by these leveraged securities, we purchased AAA-rated Johnson County public improvement bonds, which we believed offered good value.

To finance other purchases, we relied on the proceeds supplied by new investments from shareholders. We also selectively engaged in health care bond swaps, exchanging some of the Fund’s hospital bonds with other credits providing higher yields and comparable risk.

Like the Kansas Fund, the Wisconsin Fund’s performance was helped by our duration positioning. Given that interest rates slightly declined during the period, the portfolio’s slightly-longer-than-benchmark duration and increased exposure to longer-maturity bonds proved beneficial. Another factor that helped performance was an underweighting in BBB-rated bonds — which lagged the index return — and an overweighting in the outperforming A-rated bond category.

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The Fund was meaningfully underweighted in state and local general obligation (GO) bonds which are exempt from both federal and state because these types of securities rarely come to market in Wisconsin. This left us underrepresented in the GO category compared with the national municipal bond market, hampering results as these securities generated good relative performance.

Unlike many other mutual funds, the Wisconsin Fund received substantial investment inflows during the period. With this healthy amount of cash coming into the portfolio, we had increased flexibility to diversify the Fund by purchasing bonds in a variety of sectors, and adding to certain positions in which the Fund was underexposed relative to the Wisconsin market.

During the municipal market’s downturn, with security prices low, we purchased bonds we believed offered exceptional value. These purchases included AA-rated sales tax revenue bonds and several lower-investment-grade-rated hospital bond issues. To purchase one of these latter securities, we used the proceeds generated by creating a tender option bond trust, which we established to take advantage of unusually attractive borrowing costs.

Because of the typically limited supply of fully tax-exempt Wisconsin state bonds, we continued to actively rely on U.S. territorial debt. During the period, we actively swapped out of certain Puerto Rico bonds to accomplish two management goals — diversifying the portfolio’s territorial bond exposure and increasing income without substantially adding risk. As an example, we sold intermediate-maturity Puerto Rico electric utility bonds with a 5% coupon and used the proceeds to purchase long-dated Puerto Rico water/sewer bonds with a 6% coupon. The Puerto Rico electric utility bond sales also enabled us to buy several Guam-issued bonds and broaden the range of the portfolio’s territorial bond exposure.

Nuveen Kentucky, Michigan and Ohio Municipal Bond Funds

Relative to the Standard & Poor’s (S&P) National Municipal Bond Index, the Kentucky Fund benefited from healthy exposure to intermediate-duration bonds, which were the best performers up and down the yield curve during the twelve-month reporting period ending May 31, 2011. The Fund also benefited modestly from its credit-quality positioning.

In contrast, sector allocation proved somewhat negative. A relative underweighting in corporate-backed industrial development revenue bonds detracted in light of the sector’s favorable performance. However, the Fund’s limited exposure to airport and toll-road bonds proved helpful, as those bond categories lagged the return of the national S&P municipal bond index. Also of note was the modest negative effect of individual bond selection; several of the portfolio’s long-dated zero-coupon bonds turned in weak results in a challenging environment for these types of highly interest-rate-sensitive securities.

New purchase activity for the Kentucky Fund was limited. In the first half of the twelve-month period, additions included several longer-dated, lower-rated water/sewer bonds; a housing bond issue; and a shorter-dated Kentucky transportation bond issue. As we discussed in a previous report to shareholders, we also added to our holdings in Louisville Arena Authority bonds, a credit we have long liked and whose proceeds helped fund a large basketball and multi-purpose arena in the state.

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Purchase activity was even more constrained in the second half of the reporting period —in large part because of investment outflows that shifted our focus away from adding many new bonds. Accordingly, new purchases were confined to a couple of A-minus-rated health care bonds as well as a public power bond issue.

To finance these portfolio additions as well as manage investment outflows, we used the proceeds of bond calls — of which there were a substantial amount throughout the period — and also sold some shorter-dated bonds for which there was good demand and whose performance potential was limited.

The Michigan Fund’s performance benefited from favorable interest-rate positioning. A helpful overweighting in the intermediate part of the yield curve boosted results, as did underweighting shorter- and longer-dated bonds, given these latter groups’ underperformance. Security selection was also helpful, especially the Fund’s holding in Detroit Medical Center bonds. These securities had been trading at a sizeable discount when they were called at their face value in early 2011 — an action that resulted in an immediate boost to the bonds’ price.

The Fund’s credit quality positioning was also positive on balance, despite some weakness from our non-rated holdings. Sector positioning further contributed positively, as the Fund’s overweighting in advance refunded bonds and underweighting in the lagging transportation bond sector helped results. However, our positioning within the utilities sector did not work well during the twelve-month reporting period.

There were relatively few additions to the Michigan portfolio throughout the past year. In the period’s first six months, we made only four new purchases — a longer-maturity AAA-rated water/sewer bond issue backed by property taxes; a shorter-maturity, lower-rated water/sewer issue backed by water revenues; a longer-dated insured health care bond issue; and BBB-rated charter school bonds. The limited activity continued throughout the period’s second half, with purchases including a couple of longer dated, health care credits and several local general obligation bonds. In addition, we took advantage of the municipal bond market’s decline in early 2011 to add Michigan tobacco bonds at what we believed were attractive prices.

We also established two inverse-floating rate trusts, using a modest amount of leverage in an environment of unusually low borrowing costs to both better align the Fund’s duration positioning and add to the Fund’s income generating capabilities.

To finance new purchases and meet investment outflows, we largely applied the proceeds of bond calls — most notably the Detroit Medical Center call we mentioned earlier. We also periodically sold some advance refunded bonds for which we found ready buyers because of the securities’ limited credit- and interest-rate risk. Other sales included industrial development revenue bonds for attractive prices, in our opinion.

Duration positioning helped the Ohio Fund’s performance relative to the S&P National Municipal Bond Index. The outperformance was driven by a useful underweighting in the shortest part of the yield curve as well as modestly overweighting the curve’s best-performing segment, its intermediate portion. Security selection also added to performance, thanks to the combined contribution of a number of positively performing bond issues.

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In contrast, a slight relative overweighting in bonds with BBB credit ratings hurt, given the overall underperformance of these lower-investment-grade credits. On a sector basis, underweighting the strong-performing state general obligation bond category hurt results. Having increased exposure to tobacco bonds also detracted in light of those securities’ relatively weak returns. More favorably, the Fund’s contribution from health care bonds was helpful.

We were fairly active in purchasing new bonds for the Ohio Fund. During the first half of the period, for example, we added a number of new health care issues — a combination of hospital and continuing care retirement community bonds — taking advantage of Nuveen’s substantial credit research experience in this sector. In the second half of the period, we continued to emphasize this portion of the market, adding two attractively priced health care bonds with credit ratings of AA-. Other purchases during this time included a water/sewer bond issue, a sales-tax appropriation bond issue and a local Ohio general obligation bond issue — all similarly featuring AA- credit ratings.

We also took advantage of extreme volatility in the market to buy creditworthy bonds at unusually low prices relative to their yields. As an example of this type of opportunistic purchase, we added Cleveland Clinic health care bonds when they appeared to offer exceptional value. We placed these bonds in a leveraged tender option bond trust and, capitalizing on historically low borrowing costs, added income to the portfolio that enabled us to finance additional purchases.

The Fund, like many others, encountered investment outflows amid the market’s decline. We were able to satisfy shareholder redemptions, however, largely through the proceeds of bond calls. We also engaged in limited bond sales, which included several industrial development revenue bonds whose future appreciation potential we believed was limited; bonds with structures that have typically appealed to individual investors and whose prices reflected the increased demand; and very-short-dated advance refunded bonds. We also engaged in a large Ohio tobacco bond swap, exchanging shorter-maturity holdings for longer-dated bonds by the same issuer. This enabled us to increase the portfolio’s income by locking in a higher interest rate for a longer period and also reduced the dollar price of our holdings.

Nuveen Missouri Municipal Bond Fund

Relative to the Standard & Poor’s (S&P) National Municipal Bond Index, the Missouri Fund’s performance was helped by favorable maturity positioning. Specifically, the portfolio was overweighted in intermediate-duration bonds — a segment of the yield curve that performed very well. The Fund also benefited from being underweighted in very-short-maturity bonds and very-long-maturity bonds — two segments of the yield curve that underperformed.

In contrast, the Fund’s sector positioning hampered results. Compared with the S&P index, for example, we had less exposure to state general obligation (GO) bonds — a typical stance for Nuveen, given our traditional emphasis on uncovering value from lower-rated, higher-yielding credits. But with many investors interested in limiting their exposure to risk, GO debt — which is often as perceived as less risky than many other bond types — tended to do well. The Fund was also hurt by its overweighting in the lagging

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health care sector, though we made up that performance gap through strong bond selection within the group.

Late in 2010 and in the first few months of 2011, as municipal bond market conditions weakened, we looked to take advantage of relatively low security prices. This effort was somewhat hampered by a lack of supply of new bonds in Missouri, but when we could, we purchased longer-dated, lower-investment-grade-rated bonds we believed offered particularly good value. One noteworthy purchase fitting this theme was of BBB-rated Rockhurst University higher-education bonds, which we believed were priced attractively and offered a good risk/reward tradeoff. We also purchased 30-year, A1-rated Puerto Rico sales-tax bonds to keep the Fund invested at a time when Missouri issuance was limited.

Financing for the Fund’s new purchases generally came from bond calls. To a lesser extent, we also sold shorter bonds that had already realized most of their performance potential and for which we could find ready buyers.

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities are subject to credit risk and interest rate risk. The value of, and income generated by debt securities will decrease or increase based on changes in market interest rates. As interest rates rise, bond prices fall. Credit risk refers to an issuer’s ability to make interest and principal payments when due. Credit risk is heightened for below-investment grade bonds. A concentration in specific states exposes the Funds to the additional risks facing issuers in those states.

Dividend Information

All share classes of the Nuveen Kentucky Municipal Bond Fund saw a dividend increase in February 2011. The Nuveen Michigan Municipal Bond Fund’s share classes had a dividend cut in November 2010, while the Fund’s Class I Shares had an additional reduction in February 2011. The Class C and I Shares of the Nuveen Missouri Municipal Bond Fund received dividend cuts in August 2010 and February 2011, respectively, while all share classes of the Nuveen Ohio Municipal Bond Fund had their dividend increased in February 2011. The Nuveen Wisconsin Municipal Bond Fund’s Class B Shares had a dividend reduction in November 2010, and the Fund’s Class I Shares experienced a dividend cut in February 2011. The Nuveen Kansas Municipal Bond Fund did not have any changes to its monthly dividend during the twelve months ending May 31, 2011.

Each Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to

Nuveen Investments	13

shareholders. As of May 31, 2011, all six Funds had positive UNII balances for tax purposes. The Kansas, Michigan, Missouri, Ohio and Wisconsin Funds had positive UNII balances, while Kentucky had a negative UNII balance for financial reporting purposes.

14	Nuveen Investments

Fund Performance and Expense Ratios (Unaudited)

The Fund Performance and Expense Ratios for each Fund are shown on the following twelve pages.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local income taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.

Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and benchmark return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Funds’ total operating expenses (before fee waivers or expense reimbursements, if any) as shown in the Funds’ most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	15

Fund Performance and Expense Ratios (Unaudited) (continued)

Nuveen Kansas Municipal Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios Section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of May 31, 2011

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	3.10%	4.24%	4.60%
Class A Shares at maximum Offering Price	-1.24%	3.34%	4.15%
Standard & Poor’s (S&P) Kansas Municipal Bond Index*	4.01%	4.72%	5.16%
Standard & Poor’s (S&P) National Municipal Bond Index*	3.17%	4.46%	5.02%
Lipper Other States Municipal Debt Funds Average*	1.98%	3.41%	4.04%

Class B Shares w/o CDSC	2.35%	3.46%	3.98%
Class B Shares w/CDSC	-1.61%	3.28%	3.98%
Class C Shares at NAV	2.47%	3.67%	4.04%
Class I Shares at NAV	3.32%	4.47%	4.83%

Latest Calendar Quarter – Average Annual Total Returns as of June 30, 2011

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	3.40%	4.42%	4.58%
Class A Shares at maximum Offering Price	-0.96%	3.53%	4.12%
Class B Shares w/o CDSC	2.55%	3.64%	3.95%
Class B Shares w/CDSC	-1.42%	3.47%	3.95%
Class C Shares at NAV	2.76%	3.85%	4.00%
Class I Shares at NAV	3.52%	4.63%	4.78%

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios

Share Class	Expense Ratios
Class A	0.84%
Class B	1.59%
Class C	1.39%
Class I	0.64%

*	Refer to the Glossary of Terms Used in the Report for definitions.

16	Nuveen Investments

Growth of an Assumed $10,000 Investment as of May 31, 2011

The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	17

Fund Performance and Expense Ratios (Unaudited) (continued)

Nuveen Kentucky Municipal Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios Section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of May 31, 2011

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	2.68%	3.93%	4.54%
Class A Shares at maximum Offering Price	-1.67%	3.04%	4.09%
Standard & Poor’s (S&P) Kentucky Municipal Bond Index*	3.14%	3.85%	4.49%
Standard & Poor’s (S&P) National Municipal Bond Index*	3.17%	4.46%	5.02%
Lipper Other States Municipal Debt Funds Average*	1.98%	3.41%	4.04%

Class B Shares w/o CDSC	2.03%	3.15%	3.92%
Class B Shares w/CDSC	-1.91%	2.98%	3.92%
Class C Shares at NAV	2.22%	3.36%	3.97%
Class I Shares at NAV	3.01%	4.13%	4.75%

Latest Calendar Quarter – Average Annual Total Returns as of June 30, 2011

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	3.18%	4.10%	4.50%
Class A Shares at maximum Offering Price	-1.12%	3.21%	4.05%
Class B Shares w/o CDSC	2.34%	3.32%	3.88%
Class B Shares w/CDSC	-1.62%	3.15%	3.88%
Class C Shares at NAV	2.53%	3.53%	3.92%
Class I Shares at NAV	3.31%	4.31%	4.70%

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios

Share Class	Expense Ratios
Class A	0.81%
Class B	1.56%
Class C	1.36%
Class I	0.61%

*	Refer to the Glossary of Terms Used in the Report for definitions.

18	Nuveen Investments

Growth of an Assumed $10,000 Investment as of May 31, 2011

The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	19

-

Fund Performance and Expense Ratios (Unaudited) (continued)

Nuveen Michigan Municipal Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios Section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of May 31, 2011

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	3.16%	3.85%	4.56%
Class A Shares at maximum Offering Price	-1.16%	2.96%	4.11%
Standard & Poor’s (S&P) Michigan Municipal Bond Index*	3.52%	4.31%	4.95%
Standard & Poor’s (S&P) National Municipal Bond Index*	3.17%	4.46%	5.02%
Lipper Michigan Municipal Debt Funds Average*	1.83%	3.44%	4.14%

Class B Shares w/o CDSC	2.41%	3.07%	3.94%
Class B Shares w/CDSC	-1.55%	2.90%	3.94%
Class C Shares at NAV	2.70%	3.29%	3.99%
Class I Shares at NAV	3.46%	4.07%	4.78%

Latest Calendar Quarter – Average Annual Total Returns as of June 30, 2011

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	3.81%	4.05%	4.51%
Class A Shares at maximum Offering Price	-0.56%	3.16%	4.06%
Class B Shares w/o CDSC	3.04%	3.25%	3.88%
Class B Shares w/CDSC	-0.95%	3.08%	3.88%
Class C Shares at NAV	3.25%	3.47%	3.93%
Class I Shares at NAV	4.01%	4.25%	4.72%

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios

Share Class	Expense Ratios
Class A	0.85%
Class B	1.60%
Class C	1.40%
Class I	0.65%

*	Refer to the Glossary of Terms Used in the Report for definitions.

20	Nuveen Investments

Growth of an Assumed $10,000 Investment as of May 31, 2011

The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	21

Fund Performance and Expense Ratios (Unaudited) (continued)

Nuveen Missouri Municipal Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios Section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of May 31, 2011

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	3.30%	4.03%	4.61%
Class A Shares at maximum Offering Price	-1.00%	3.14%	4.17%
Standard & Poor’s (S&P) Missouri Municipal Bond Index*	4.04%	4.60%	5.18%
Standard & Poor’s (S&P) National Municipal Bond Index*	3.17%	4.46%	5.02%
Lipper Other States Municipal Debt Funds Average*	1.98%	3.41%	4.04%

Class B Shares w/o CDSC	2.55%	3.25%	3.99%
Class B Shares w/CDSC	-1.40%	3.08%	3.99%
Class C Shares at NAV	2.74%	3.45%	4.04%
Class I Shares at NAV	3.52%	4.24%	4.83%

Latest Calendar Quarter – Average Annual Total Returns as of June 30, 2011

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	4.17%	4.28%	4.64%
Class A Shares at maximum Offering Price	-0.18%	3.38%	4.19%
Class B Shares w/o CDSC	3.42%	3.51%	4.01%
Class B Shares w/CDSC	-0.57%	3.33%	4.01%
Class C Shares at NAV	3.60%	3.71%	4.06%
Class I Shares at NAV	4.38%	4.49%	4.85%

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios

Share Class	Expense Ratios
Class A	0.83%
Class B	1.58%
Class C	1.38%
Class I	0.63%

*	Refer to the Glossary of Terms Used in the Report for definitions.

22	Nuveen Investments

Growth of an Assumed $10,000 Investment as of May 31, 2011

The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	23

Fund Performance and Expense Ratios (Unaudited) (continued)

Nuveen Ohio Municipal Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios Section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of May 31, 2011

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	2.75%	4.07%	4.58%
Class A Shares at maximum Offering Price	-1.56%	3.19%	4.13%
Standard & Poor’s (S&P) Ohio Municipal Bond Index*	2.22%	3.72%	4.60%
Standard & Poor’s (S&P) National Municipal Bond Index*	3.17%	4.46%	5.02%
Lipper Ohio Municipal Debt Funds Average*	1.42%	3.43%	4.02%

Class B Shares w/o CDSC	1.90%	3.29%	3.96%
Class B Shares w/CDSC	-2.03%	3.11%	3.96%
Class C Shares at NAV	2.11%	3.50%	4.00%
Class I Shares at NAV	2.98%	4.27%	4.79%

Latest Calendar Quarter – Average Annual Total Returns as of June 30, 2011

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	3.69%	4.35%	4.58%
Class A Shares at maximum Offering Price	-0.68%	3.46%	4.13%
Class B Shares w/o CDSC	2.94%	3.58%	3.96%
Class B Shares w/CDSC	-1.04%	3.41%	3.96%
Class C Shares at NAV	3.14%	3.78%	4.01%
Class I Shares at NAV	3.93%	4.57%	4.78%

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios

Share Class	Expense Ratios
Class A	0.82%
Class B	1.58%
Class C	1.37%
Class I	0.62%

*	Refer to the Glossary of Terms Used in the Report for definitions.

24	Nuveen Investments

Growth of an Assumed $10,000 Investment as of May 31, 2011

The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	25

Fund Performance and Expense Ratios (Unaudited) (continued)

Nuveen Wisconsin Municipal Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios Section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of May 31, 2011

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	2.71%	4.12%	4.46%
Class A Shares at maximum Offering Price	-1.64%	3.22%	4.01%
Standard & Poor’s (S&P) Wisconsin Municipal Bond Index*	3.64%	5.07%	5.66%
Standard & Poor’s (S&P) National Municipal Bond Index*	3.17%	4.46%	5.02%
Lipper Other States Municipal Debt Funds Average*	1.98%	3.41%	4.04%

Class B Shares w/o CDSC	2.05%	3.36%	3.84%
Class B Shares w/CDSC	-1.91%	3.19%	3.84%
Class C Shares at NAV	2.17%	3.56%	3.89%
Class I Shares at NAV	2.92%	4.30%	4.66%

Latest Calendar Quarter – Average Annual Total Returns as of June 30, 2011

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	3.61%	4.38%	4.45%
Class A Shares at maximum Offering Price	-0.71%	3.50%	4.01%
Class B Shares w/o CDSC	2.94%	3.62%	3.83%
Class B Shares w/CDSC	-1.06%	3.45%	3.83%
Class C Shares at NAV	3.16%	3.82%	3.90%
Class I Shares at NAV	3.92%	4.58%	4.65%

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios

Share Class	Expense Ratios
Class A	0.90%
Class B	1.65%
Class C	1.45%
Class I	0.70%

*	Refer to the Glossary of Terms Used in the Report for definitions.

26	Nuveen Investments

Growth of an Assumed $10,000 Investment as of May 31, 2011

The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	27

Yields (Unaudited) as of May 31, 2011

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower.

Nuveen Kansas Municipal Bond Fund

	Dividend Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[1]
Class A Shares at maximum Offering Price[5]	3.94%	3.72%	5.52%
Class B Shares at NAV	3.39%	3.13%	4.64%
Class C Shares at NAV	3.59%	3.33%	4.94%
Class I Shares at NAV	4.32%	4.04%	5.99%

Nuveen Kentucky Municipal Bond Fund

	Dividend Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[2]
Class A Shares at maximum Offering Price[5]	4.09%	3.45%	5.10%
Class B Shares at NAV	3.53%	2.85%	4.21%
Class C Shares at NAV	3.76%	3.05%	4.51%
Class I Shares at NAV	4.49%	3.81%	5.63%

Nuveen Michigan Municipal Bond Fund

	Dividend Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[3]
Class A Shares at maximum Offering Price[5]	3.89%	3.39%	4.92%
Class B Shares at NAV	3.30%	2.79%	4.05%
Class C Shares at NAV	3.52%	2.99%	4.34%
Class I Shares at NAV	4.22%	3.73%	5.41%

Nuveen Missouri Municipal Bond Fund

	Dividend Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[4]
Class A Shares at maximum Offering Price[5]	4.19%	3.82%	5.64%
Class B Shares at NAV	3.64%	3.23%	4.77%
Class C Shares at NAV	3.82%	3.43%	5.07%
Class I Shares at NAV	4.54%	4.19%	6.19%

1	TheTaxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 32.6%.

2	TheTaxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 32.3%.

3	TheTaxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 31.1%.

4	TheTaxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 32.3%.

5	The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

28	Nuveen Investments

Nuveen Ohio Municipal Bond Fund

	Dividend Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[6]
Class A Shares at maximum Offering Price[5]	4.07%	3.56%	5.23%
Class B Shares at NAV	3.55%	2.96%	4.35%
Class C Shares at NAV	3.72%	3.17%	4.65%
Class I Shares at NAV	4.48%	3.91%	5.74%

Nuveen Wisconsin Municipal Bond Fund

	Dividend Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[7]
Class A Shares at maximum Offering Price[5]	3.58%	3.62%	5.39%
Class B Shares at NAV	2.97%	3.03%	4.52%
Class C Shares at NAV	3.20%	3.23%	4.81%
Class I Shares at NAV	3.90%	3.99%	5.95%

6	The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 31.9%.

7	The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 32.9%.

Nuveen Investments	29

Holding Summaries (Unaudited) as of May 31, 2011

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

Nuveen Kansas Municipal Bond Fund

Bond Credit Quality1

Nuveen Kentucky Municipal Bond Fund

Bond Credit Quality1

Nuveen Michigan Municipal Bond Fund

Bond Credit Quality1

Nuveen Missouri Municipal Bond Fund

Bond Credit Quality1

Portfolio Composition[1]
Health Care	22.6%
Tax Obligation/Limited	21.9%
Tax Obligation/General	11.8%
Utilities	10.9%
Water and Sewer	10.7%
Housing/Single Family	8.5%
Other	13.6%

Portfolio Composition[1]
Tax Obligation/Limited	27.2%
Water and Sewer	16.4%
Utilities	16.0%
Health Care	14.5%
U.S. Guaranteed	6.4%
Education and Civic Organizations	6.0%
Transportation	5.1%
Other	8.4%

Portfolio Composition[1]
Tax Obligation/General	39.5%
Tax Obligation/Limited	13.3%
Water and Sewer	12.8%
Health Care	10.5%
U.S. Guaranteed	10.2%
Utilities	5.2%
Other	8.5%

Portfolio Composition[1]
Health Care	23.6%
Tax Obligation/Limited	20.8%
Tax Obligation/General	10.9%
Long-Term Care	7.2%
U.S. Guaranteed	7.1%
Transportation	6.7%
Utilities	5.3%
Consumer Staples	5.2%
Other	13.2%

1	As a percentage of total investments, as of May 31, 2011. Holdings are subject to change.

30	Nuveen Investments

Nuveen Ohio Municipal Bond Fund

Bond Credit Quality1

Nuveen Wisconsin Municipal Bond Fund

Bond Credit Quality1

Portfolio Composition[1]
Tax Obligation/General	22.6%
Health Care	17.8%
Tax Obligation/Limited	15.2%
Education and Civic Organizations	7.9%
U.S. Guaranteed	7.5%
Water and Sewer	7.4%
Utilities	6.9%
Consumer Staples	5.2%
Other	9.5%

Portfolio Composition[1]
Tax Obligation/Limited	51.5%
Health Care	17.6%
Education and Civic Organizations	10.0%
Utilities	5.5%
Housing/Multifamily	5.4%
Other	10.0%

1	As a percentage of total investments, as of May 31, 2011. Holdings are subject to change.

Nuveen Investments	31

Expense Examples (Unaudited)

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Kansas

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (12/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/11)	$1,022.20	$1,018.40	$1,019.50	$1,023.30	$1,020.79	$1,017.05	$1,018.05	$1,021.79
Expenses Incurred During Period	$4.18	$7.95	$6.95	$3.18	$4.18	$7.95	$6.94	$3.18

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .83%, 1.58%, 1.38% and .63% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Kentucky

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (12/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/11)	$1,014.90	$1,012.10	$1,013.20	$1,017.00	$1,020.89	$1,017.15	$1,018.15	$1,021.89
Expenses Incurred During Period	$4.07	$7.83	$6.83	$3.07	$4.08	$7.85	$6.84	$3.07

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .81%, 1.56%, 1.36% and .61% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Michigan

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (12/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/11)	$1,020.90	$1,016.90	$1,018.10	$1,021.80	$1,020.69	$1,016.95	$1,017.95	$1,021.69
Expenses Incurred During Period	$4.28	$8.05	$7.04	$3.28	$4.28	$8.05	$7.04	$3.28

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .85%, 1.60%, 1.40% and .65% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

32	Nuveen Investments

Missouri

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (12/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/11)	$1,021.60	$1,017.80	$1,018.70	$1,022.50	$1,020.84	$1,017.1	$1,018.10	$1,021.84
Expenses Incurred During Period	$4.13	$7.90	$6.90	$3.13	$4.13	$7.90	$6.89	$3.13

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .82%, 1.57%, 1.37% and .62% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Ohio

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (12/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/11)	$1,020.60	$1,016.00	$1,016.90	$1,020.90	$1,020.79	$1,017.05	$1,018.05	$1,021.79
Expenses Incurred During Period	$4.18	$7.94	$6.94	$3.17	$4.18	$7.95	$6.94	$3.18

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .83%, 1.58%, 1.38% and .63% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Wisconsin

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (12/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/11)	$1,019.30	$1,016.30	$1,016.60	$1,020.30	$1,020.49	$1,016.75	$1,017.75	$1,021.59
Expenses Incurred During Period	$4.48	$8.24	$7.24	$3.37	$4.48	$8.25	$7.24	$3.38

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .89%, 1.64%, 1.44% and .67% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Nuveen Investments	33

Report of

Independent Registered

Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Multistate Trust IV:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Kansas Municipal Bond Fund, Nuveen Kentucky Municipal Bond Fund, Nuveen Michigan Municipal Bond Fund, Nuveen Missouri Municipal Bond Fund, Nuveen Ohio Municipal Bond Fund, and Nuveen Wisconsin Municipal Bond Fund (each a series of the Nuveen Multistate Trust IV, hereafter referred to as the “Funds”) at May 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL

July 27, 2011

34	Nuveen Investments

Portfolio of Investments

Nuveen Kansas Municipal Bond Fund

May 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations – 3.3%

$1,200	Kansas Development Finance Authority, Athletic Facilities Revenue Bonds, K-State Athletics Inc Project, Series 2011-A1, 5.000%, 7/01/28	7/16 at 100.00	A1	$1,226,124

1,000	Kansas Development Finance Authority, Athletic Facility Revenue Bonds, University of Kansas Athletic Corporation Project, Series 2004K, 5.000%, 6/01/19	6/14 at 100.00	Aa3	1,055,910

1,200	Kansas Development Finance Authority, Board of Regents, Revenue Bonds, Kansas State University Housing System, Series 2005A, 5.000%, 4/01/22 – NPFG Insured	4/15 at 100.00	Aa3	1,260,168

	Kansas Development Finance Authority, Revenue Bonds, Kansas Board of Regents Univeristy of Kansas Medical Center Research Institute, Series 2010N:
675	5.000%, 4/01/29	4/20 at 100.00	Aa1	710,654
1,390	5.000%, 4/01/30	4/20 at 100.00	Aa1	1,453,009
5,465	Total Education and Civic Organizations			5,705,865
	Energy – 1.0%

1,175	Virgin Islands Public Finance Authority, Revenue Bonds, Refinery Project – Hovensa LLC, Series 2003, 6.125%, 7/01/22 (Alternative Minimum Tax)	1/14 at 100.00	Baa3	1,113,430

500	Virgin Islands Public Finance Authority, Senior Secured Lien Revenue Bonds, Refinery Project – Hovensa LLC, Series 2004, 5.875%, 7/01/22	7/14 at 100.00	Baa3	464,180
1,675	Total Energy			1,577,610
	Health Care – 23.4%

1,005	Coffeyville Public Building Commission, Kansas, Healthcare Facilities Revenue Bonds, Coffeyville Regional Medical Center, Series 2002, 5.000%, 8/01/18 – AMBAC Insured	8/12 at 100.00	N/R	1,023,452

1,660	Colby, Kansas, Health Facilities Revenue Refunding Bonds, Citizens Medical Center Inc., Series 1998, 5.625%, 8/15/16	8/11 at 100.00	N/R	1,625,688

8,650	Kansas Development Finance Authority Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2009C, 5.750%, 11/15/38 (UB) (5)	11/19 at 100.00	AA–	9,135,426

2,400	Kansas Development Finance Authority Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2009D, 5.000%, 11/15/29 (UB) (5)	11/17 at 100.00	AA–	2,463,840

1,680	Kansas Development Finance Authority, Health Facilities Revenue Bonds, Hays Medical Center Inc., Series 2005L, 5.000%, 11/15/20	11/15 at 100.00	A2	1,762,303

2,900	Kansas Development Finance Authority, Health Facilities Revenue Bonds, Hays Medical Center Inc., Series 2010Q, 5.000%, 5/15/35	5/19 at 100.00	A2	2,726,522

2,000	Kansas Development Finance Authority, Health Facilities Revenue Bonds, Stormont-Vail Health Care Inc., Series 2007L, 4.750%, 11/15/36 – NPFG Insured	11/17 at 100.00	A2	1,860,400

2,000	Kansas Development Finance Authority, Health Facilities Revenue Bonds, Stormont-Vail Health Care Inc., Series 2008F, 5.375%, 11/15/28	11/17 at 100.00	A2	2,056,440

1,285	Kansas Development Finance Authority, Hospital Revenue Bonds, Susan B. Allen Memorial Hospital, Series 2002Q, 5.375%, 12/15/16 – RAAI Insured	12/12 at 100.00	BBB–	1,310,173

	Kansas Development Finance Authority, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A:
2,475	5.000%, 1/01/23	1/20 at 100.00	AA	2,653,225
1,500	5.000%, 1/01/40	No Opt. Call	AA	1,503,045

2,850	Labette County Medical Center, Kansas, Revenue Bonds, Series 2007A, 5.750%, 9/01/37	9/17 at 100.00	N/R	2,595,467

	Lawrence, Kansas, Hospital Revenue Bonds, Lawrence Memorial Hospital, Refunding Series 2006:
2,500	5.125%, 7/01/26	7/16 at 100.00	A2	2,509,325
500	5.125%, 7/01/36	7/16 at 100.00	A2	473,325

3,000	Neosho County, Kansas, Hospital Revenue Bonds, Neosho Memorial Regional Medical Center, Series 2006A, 5.150%, 9/01/31	9/14 at 100.00	N/R	2,442,660

1,000	Olathe, Kansas, Health Facilities Revenue Bonds, Olathe Medical Center, Series 2010A, 5.000%, 9/01/30	9/19 at 100.00	A+	986,540

Nuveen Investments	35

Portfolio of Investments

Nuveen Kansas Municipal Bond Fund (continued)

May 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)

$100	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Hospital Revenue Bonds, Auxilio Mutuo Hospital, Series 1995A, 6.250%, 7/01/24 – NPFG Insured	7/11 at 100.00	A–	$100,108

750	Salina, Kansas, Hospital Revenue Bonds, Salina Regional Medical Center, Series 2006, 4.625%, 10/01/31	4/16 at 100.00	A1	711,645

2,000	Wichita, Kansas, Hospital Facilities Revenue Refunding and Improvement Bonds, Via Christi Health System Inc., Series 2001-III, 5.625%, 11/15/31	11/11 at 101.00	A+	2,011,160
40,255	Total Health Care			39,950,744
	Housing/Multifamily – 2.0%

	Wichita, Kansas, Multifamily Housing Revenue Refunding Bonds, Shores Apartments, Series 1994XI-A:
1,500	6.700%, 4/01/19 – RAAI Insured	10/11 at 100.00	N/R	1,491,720
2,000	6.800%, 4/01/24 – RAAI Insured	10/11 at 100.00	N/R	1,936,040
3,500	Total Housing/Multifamily			3,427,760
	Housing/Single Family – 8.8%

2,330	Sedgwick and Shawnee Counties, Kansas, FNMA/GNMA Mortgage-Backed Securities Program Single Family Revenue Bonds, Series 2002B-1, 5.950%, 12/01/33 (Alternative Minimum Tax)	12/12 at 105.00	Aaa	2,426,159

1,875	Sedgwick and Shawnee Counties, Kansas, FNMA/GNMA Mortgage-Backed Securities Program Single Family Revenue Bonds, Series 2005A, 5.550%, 6/01/37 (Alternative Minimum Tax)	6/15 at 105.00	Aaa	1,996,594

90	Sedgwick and Shawnee Counties, Kansas, GNMA Mortgage-Backed Securities Program Single Family Revenue Bonds, Series 1997A-1, 6.950%, 6/01/29 (Alternative Minimum Tax)	No Opt. Call	Aaa	93,997

2,675	Sedgwick and Shawnee Counties, Kansas, Mortgage Backed Securities Program Single Family Mortgage Revenue Bonds, Series 2006A1, 5.500%, 12/01/38 (Alternative Minimum Tax)	12/16 at 104.00	Aaa	2,855,857

2,395	Sedgwick and Shawnee Counties, Kansas, Mortgage Backed Securities Program Single Family Mortgage Revenue Bonds, Series 2006A6, 5.550%, 6/01/38 (Alternative Minimum Tax)	6/16 at 103.00	Aaa	2,466,970

2,050	Sedgwick and Shawnee Counties, Kansas, Mortgage Backed Securities Program Single Family Mortgage Revenue Bonds, Series 2006B1, 5.300%, 12/01/38 (Alternative Minimum Tax)	6/16 at 103.00	Aaa	2,070,603

2,955	Sedgwick and Shawnee Counties, Kansas, Mortgage Backed Securities Program Single Family Mortgage Revenue Bonds, Series 2007B4, 5.550%, 12/01/38 (Alternative Minimum Tax)	12/16 at 104.00	Aaa	3,087,620
14,370	Total Housing/Single Family			14,997,800
	Industrials – 1.1%

1,025	Wichita Airport Authority, Kansas, Special Facilities Revenue Bonds, Cessna Citation Service Center, Series 2002A, 6.250%, 6/15/32 (Alternative Minimum Tax)	6/12 at 101.00	BBB–	906,049

1,000	Wichita, Kansas, Industrial Revenue Bonds, NMF America Inc. Series 2000-II, 5.800%, 8/01/15 (Alternative Minimum Tax)	8/11 at 100.00	AA	1,002,560
2,025	Total Industrials			1,908,609
	Long-Term Care – 4.5%

3,125	Kansas Development Finance Authority, Revenue Bonds, Lifespace Communities, Inc., Refunding Series 2010S, 5.000%, 5/15/30	5/20 at 100.00	N/R	2,799,969

	Lenexa, Kansas, Health Care Facilities Revenue Bonds, Lakeview Village Inc, Refunding & Improvement Series 2007:
1,270	5.125%, 5/15/16	No Opt. Call	N/R	1,147,496
1,000	5.500%, 5/15/39	5/17 at 100.00	N/R	717,220

1,980	Manhattan Health Care Facility Revenue Bonds, Kansas, Meadowlarks Hills Retirement, Series 2007B, 5.125%, 5/15/42	5/14 at 103.00	N/R	1,484,248

2,000	Olathe, Kansas, Senior Living Facility Revenue Bonds, Aberdeen Village Inc, Refunding Series 2005A, 5.600%, 5/15/28	11/11 at 100.00	N/R	1,601,120
9,375	Total Long-Term Care			7,750,053

36	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General – 12.2%

$2,500	Butler and Sedgwick Counties Unified School District 385, Andover, Kansas, General Obligation Refunding and Improvement Bonds, Series 2000, 6.000%, 9/01/16 – AGM Insured	No Opt. Call	AA+	$3,022,000

2,000	Butler County Unified School District 402, Kansas, General Obligation Bonds, Series 2008A, 5.125%, 9/01/32 – AGC Insured	9/18 at 100.00	Aa3	2,069,580

65	Cowley County Unified School District 465, Winfield, Kansas, General Obligation Bonds, Series 2003, 5.250%, 10/01/23 – NPFG Insured	10/13 at 100.00	Baa1	69,776

1,500	Douglas County Unified School District 497, Kansas, General Obligation Bonds, Series 2006A, 5.000%, 9/01/25 – NPFG Insured	9/16 at 100.00	Aa2	1,599,705

2,000	Finney County Unified School District 457, Garden City, Kansas, General Obligation Bonds, Series 2009A, 5.250%, 9/01/24 – AGC Insured	9/19 at 100.00	AA+	2,324,720

	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2002A:
1,000	5.500%, 7/01/20 – NPFG Insured	No Opt. Call	A3	1,052,510
330	5.375%, 7/01/28	7/11 at 100.00	A3	326,891

1,100	Puerto Rico, General Obligation Bonds, Public Improvement, Refunding Series 2011C, 6.500%, 7/01/40	7/21 at 100.00	A3	1,168,453

3,000	Sedgwick County Unified School District 262, Kansas, General Obligation Bonds, Series 2008, 5.000%, 9/01/23 – AGC Insured	9/18 at 100.00	AA+	3,275,340

500	Unified School District 470, Cowley County, Kansas, General Obligation Bonds, Series 2008A, 5.500%, 9/01/21 – AGM Insured	9/18 at 100.00	AA+	574,730

2,085	Wyandotte County Unified School District 203, Piper, Kansas, General Obligation Bonds, Series 2008B, 5.500%, 9/01/28	9/18 at 100.00	AA–	2,323,733

2,725	Wyandotte County/Kansas City Unified Government, Kansas, General Obligation Bonds, Series 2010A, 5.000%, 8/01/25	8/20 at 100.00	AA	3,021,153
18,805	Total Tax Obligation/General			20,828,591
	Tax Obligation/Limited – 22.6%

1,000	Dodge City, Kansas, Sales Tax Revenue Bonds, Series 2009, 5.000%, 6/01/34 – AGC Insured	6/19 at 100.00	AA+	1,032,940

1,000	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2009A, 5.750%, 12/01/34	12/19 at 100.00	BBB–	1,001,330

	Johnson County Public Building Commission, Kansas, Lease Purchase Revenue Bonds, Series 2011A:
1,820	4.000%, 9/01/25	9/20 at 100.00	AAA	1,879,368
2,020	4.000%, 9/01/26	9/20 at 100.00	AAA	2,066,218
1,625	4.000%, 9/01/27	9/20 at 100.00	AAA	1,645,638
1,220	4.125%, 9/01/28	9/20 at 100.00	AAA	1,236,824
1,270	4.250%, 9/01/29	9/20 at 100.00	AAA	1,291,819

1,000	Kansas Department of Transportation, Highway Revenue Bonds, Series 2004A, 5.000%, 3/01/20	3/14 at 100.00	AAA	1,093,530

3,000	Kansas Development Finance Authority, Board of Regents, Revenue Bonds, Scientific Research and Development Facilities Projects, Series 2003C, 5.000%, 10/01/23 – AMBAC Insured	4/13 at 102.00	AA	3,162,660

2,665	Kansas Development Finance Authority, K-State Olathe Innovation Campus Inc., Johnson County Sales Tax Revenue Bonds, Series 2009L, 5.000%, 9/01/39	9/19 at 100.00	AA	2,727,201

500	Kansas Development Finance Authority, Lease Revenue Bonds, Department of Administration, State Capitol Restoration Parking Facility Project, Series 2002C, 5.000%, 10/01/21 – AGM Insured	10/12 at 100.00	AA+	521,530

1,140	Kansas Development Finance Authority, Lease Revenue Bonds, Department of Administration, State Capitol Restoration Project, Series 2004G-1, 5.125%, 4/01/21 – NPFG Insured	4/14 at 100.00	AA	1,222,297

3,900	Kansas Development Finance Authority, Revenue Bonds, Department of Administration, Comprehensive Transportation Program, Series 2006A, 5.000%, 11/01/23 – FGIC Insured	11/16 at 100.00	AA	4,193,631

Nuveen Investments	37

Portfolio of Investments

Nuveen Kansas Municipal Bond Fund (continued)

May 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value
	Tax Obligation/Limited (continued)

$460	Kansas Development Finance Authority, Revenue Bonds, State Projects, Series 2001W, 5.000%, 10/01/17 – NPFG Insured	10/11 at 100.00	AA		$465,764

1,155	Kansas Development Finance Authority, Revenue Bonds, State Projects, Series 2004A, 5.000%, 4/01/22 – FGIC Insured	4/14 at 101.00	AA		1,248,232

5,000	Overland Park Development Corporation, Kansas, First Tier Revenue Bonds, Overland Park Convention Center, Series 2007A, 5.250%, 1/01/32 – AMBAC Insured	1/17 at 100.00	Baa3		4,306,550

	Overland Park Transportation Development District, Kansas, Sales Tax Revenue Bonds, Oak Park Mall Project, Series 2010:
745	5.200%, 4/01/20	No Opt. Call	BBB		788,299
1,350	5.900%, 4/01/32	4/20 at 100.00	BBB		1,384,412

1,335	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010C, 5.250%, 8/01/41	8/20 at 100.00	A+		1,276,567

2,000	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Series 1999A, 6.375%, 10/01/19	10/11 at 100.00	BBB+		2,014,540

1,865	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Bonds, Redevelopment Project Area B, Series 2005, 5.000%, 12/01/20	12/15 at 100.00	N/R		1,907,951

4,000	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Capital Appreciation Revenue Bonds Redevelopment Project Area B – Major Multi-Sport Athletic Complex Project, Subordinate Lien Series 2010B, 0.000%, 6/01/21	No Opt. Call	BBB		2,271,120
40,070	Total Tax Obligation/Limited				38,738,421
	U.S. Guaranteed – 2.3% (4)

540	Kansas Development Finance Authority, Revenue Bonds, State Projects, Series 2001W, 5.000%, 10/01/17 (Pre-refunded 10/01/11) – NPFG Insured	10/11 at 100.00	Baa1	(4)	548,694

1,000	Kansas Development Finance Authority, Water Pollution Control Revolving Fund Leveraged Bonds, Series 2002-II, 5.000%, 11/01/23 (Pre-refunded 11/01/12)	11/12 at 100.00	AAA		1,065,390

1,100	Montgomery County Unified School District 445, Coffeyville, Kansas, General Obligation Bonds, Series 2002, 5.000%, 4/01/22 (Pre-refunded 4/01/12) – FGIC Insured	4/12 at 100.00	BBB	(4)	1,141,437

1,010	Wichita, Kansas, Revenue Bonds, CSJ Health System of Wichita, Inc., Series 1985-XXV, 7.200%, 10/01/15 (ETM)	11/11 at 100.00	A+	(4)	1,171,590
3,650	Total U.S. Guaranteed				3,927,111
	Utilities – 11.2%

	Wyandotte County-Kansas City Unified Government, Kansas, Utility System Revenue Bonds, Series 2004B:
1,000	5.000%, 9/01/24 – AGM Insured	9/14 at 100.00	AA+		1,036,240
9,240	5.000%, 9/01/32 – AGM Insured	9/14 at 100.00	AA+		9,317,802

	Wyandotte County-Kansas City Unified Government, Kansas, Utility System Revenue Bonds, Series 2009A:
3,000	5.000%, 9/01/29 – BHAC Insured	3/19 at 100.00	AA+		3,135,960
3,000	5.250%, 9/01/34 – BHAC Insured	3/19 at 100.00	AA+		3,100,980

1,535	Wyandotte County-Kansas City Unified Government, Kansas, Utility System Revenue Bonds, Series 2011A, 5.000%, 9/01/28	9/21 at 100.00	A+		1,608,297

1,000	Wynadotte County-Kansas City Unified Government, Kansas, Industrial Revenue Bonds, Board of Public Utilities Office Building Complex, Series 2001, 5.000%, 5/01/21 – NPFG Insured	11/11 at 100.00	Baa1		1,003,000
18,775	Total Utilities				19,202,279
	Water and Sewer – 11.0%

5,000	Kansas Development Finance Authority, Water Pollution Control Revolving Fund,State Match Program, Series 2008-CW, 5.000%, 11/01/24	1/13 at 100.00	AAA		5,355,751

38	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)

$1,000	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A, 6.000%, 7/01/38	7/18 at 100.00	Baa1	$1,003,081

6,500	Wichita, Kansas, Water and Sewer Utility Revenue Bonds, Series 2009A, 5.000%, 10/01/39	10/19 at 100.00	AA–	6,716,516

5,500	Wichita, Kansas, Water and Sewerage Utility Revenue Bonds, Series 2003, 5.000%, 10/01/22 – FGIC Insured	10/13 at 100.00	Aa2	5,770,491
18,000	Total Water and Sewer			18,845,839
$175,965	Total Investments (cost $172,436,658) – 103.4%			176,860,682
	Floating Rate Obligations – (4.8)%			(8,285,000)
	Other Assets Less Liabilities – 1.4%			2,460,997
	Net Assets – 100%			$171,036,679

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.

N/R	Not rated.

(ETM)	Escrowed to maturity.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments	39

Portfolio of Investments

Nuveen Kentucky Municipal Bond Fund

May 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Consumer Staples – 1.1%

$4,935	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33	5/12 at 100.00	BBB	$4,369,153
	Education and Civic Organizations – 6.0%

3,805	Campbellsville, Kentucky, Industrial Building Revenue Bonds, Campbellsville University Project, Series 1999, 5.500%, 3/01/29	9/11 at 100.00	N/R	3,741,190

1,000	Campbellsville, Kentucky, Revenue Bonds, Campbellsville University, Series 2005, 5.700%, 3/01/34	3/15 at 100.00	N/R	975,030

4,980	Columbia, Kentucky, Educational Development Revenue Bonds, Lindsey Wilson College Project, Series 2001, 6.250%, 4/01/21	10/11 at 101.00	BBB–	5,029,999

1,000	Kentucky Asset/Liability Commission, General Receipts Revenue Bonds, University of Kentucky, Series 2005, 5.000%, 10/01/16 – FGIC Insured	10/15 at 100.00	Aa2	1,140,200

	Kentucky Asset/Liability Commission, General Receipts Revenue Bonds, University of Kentucky, Series 2007A:
1,645	5.000%, 10/01/20 – AMBAC Insured	10/17 at 100.00	Aa2	1,830,408
2,675	5.000%, 10/01/21 – AMBAC Insured	10/17 at 100.00	Aa2	2,948,626
4,435	5.000%, 10/01/22 – AMBAC Insured	10/17 at 100.00	Aa2	4,839,516

1,500	Louisville and Jefferson County Metropolitan Government, Kentucky, General Revenue Bonds, Bellarmine University, Series 2008A, 6.000%, 5/01/38	5/18 at 100.00	Baa3	1,503,270

2,000	Louisville and Jefferson County Metropolitan Government, Kentucky, Industrial Building Revenue Bonds, Sisters of Mercy of the Americas, Series 2006, 5.000%, 10/01/35	10/16 at 100.00	N/R	1,907,840
23,040	Total Education and Civic Organizations			23,916,079
	Energy – 0.3%

1,000	Virgin Islands Public Finance Authority, Senior Secured Lien Revenue Bonds, Refinery Project – Hovensa LLC, Series 2004, 5.875%, 7/01/22	7/14 at 100.00	Baa3	928,360
	Health Care – 14.4%

3,250	Christian County, Kentucky, Hospital Revenue Refunding Bonds, Jennie Stuart Medical Center, Series 2006A, 5.500%, 2/01/36 – AGC Insured	2/18 at 100.00	AA+	3,274,050

	Kentucky Economic Development Finance Authority, Hospital Facilities Revenue Bonds, Owensboro Medical Health System, Series 2010A:
165	6.375%, 6/01/40	6/20 at 100.00	Baa2	162,959
3,375	6.500%, 3/01/45	No Opt. Call	Baa2	3,369,971

7,005	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist Healthcare System, Series 2009A, 5.625%, 8/15/27	8/19 at 100.00	Aa3	7,409,819

5,000	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Saint Elizabeth Medical Center, Series 2009A, 5.500%, 5/01/39	5/19 at 100.00	AA–	5,092,850

	Kentucky Economic Development Finance Authority, Hospital System Revenue Refunding and Improvement Bonds, Appalachian Regional Healthcare Inc., Series 1997:
3,500	5.850%, 10/01/17	10/11 at 100.00	BB–	3,280,375
1,495	5.875%, 10/01/22	10/11 at 100.00	BB–	1,307,064

1,500	Louisville-Jefferson County Metropolitan Government, Kentucky, Health Facilities Revenue Bonds, Jewish Hospital & Saint Mary’s HealthCare Inc. Project, Series 2008, 6.125%, 2/01/37	2/18 at 100.00	A–	1,500,255

7,000	Murray Hospital Facilities, Kentucky, Revenue Bonds, Murray-Calloway County Public Hospital, Series 2007, 5.125%, 8/01/37	8/17 at 100.00	Baa2	5,654,460

7,000	Pikeville, Kentucky, Hospital Revenue Bonds, Pikeville Medical Center, Inc. Project, Improvement and Refunding Series 2011, 6.500%, 3/01/41	3/21 at 100.00	A3	7,151,060

2,195	Rockcastle County, Kentucky, First Mortgage Revenue Bonds, Rockcastle Hospital and Respiratory Care Center Inc. Project, Series 2005, 5.550%, 6/01/30	6/15 at 100.00	BBB–	2,018,654

16,535	Russell, Kentucky, Revenue Bonds, Bon Secours Health System, Series 2002A, 5.625%, 11/15/30	11/12 at 100.00	A–	16,556,162

40	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)

$1,000	Warren County, Kentucky, Hospital Facilities Revenue Bonds, Community Hospital, Series 2007A, 5.000%, 8/01/29	8/17 at 100.00	BBB+	$933,140
59,020	Total Health Care			57,710,819
	Housing/Multifamily – 0.3%

1,190	Kentucky Housing Corporation, Conduit Multifamily Mortgage Revenue Bonds, Florence Homes III Apartments Project, Series 2005B, 5.000%, 6/01/35 (Mandatory put 6/01/23) (Alternative Minimum Tax)	6/15 at 102.00	N/R	1,194,891
	Housing/Single Family – 3.5%

4,505	Kentucky Housing Corporation, Housing Revenue Bonds, Series 1999A, 5.200%, 1/01/31	10/11 at 100.00	AAA	4,505,360

1,205	Kentucky Housing Corporation, Housing Revenue Bonds, Series 2004F, 3.900%, 7/01/31 (Alternative Minimum Tax)	1/14 at 100.00	AAA	1,218,448

675	Kentucky Housing Corporation, Housing Revenue Bonds, Series 2007K, 5.000%, 7/01/34	1/17 at 100.00	AAA	671,315

100	Kentucky Housing Corporation, Housing Revenue Bonds, Series 2008D, 5.650%, 7/01/38 (Alternative Minimum Tax)	7/17 at 100.00	AAA	101,008

	Kentucky Housing Corporation, Housing Revenue Bonds, Series 2008E:
50	5.375%, 7/01/33	1/18 at 100.00	AAA	50,899
130	5.450%, 7/01/38	1/18 at 100.00	AAA	129,628

995	Kentucky Housing Corporation, Housing Revenue Bonds, Series 2009A, 5.750%, 7/01/39	1/19 at 100.00	AAA	1,033,934

5,090	Kentucky Housing Corporation, Housing Revenue Bonds, Series 2009B, 5.150%, 7/01/39	1/19 at 100.00	AAA	5,149,655

1,350	Kentucky Housing Corporation, Housing Revenue Bonds, Series 2010C, 4.625%, 7/01/33	1/20 at 100.00	AAA	1,316,196
14,100	Total Housing/Single Family			14,176,443
	Long-Term Care – 0.5%

2,000	Kentucky Economic Development Finance Authority, Multifamily Housing Revenue Bonds, Christian Care Communities Projects, Series 2005, 5.250%, 11/20/25	11/15 at 103.00	AAA	2,099,400
	Materials – 0.7%

2,820	Wickliffe, Kentucky, Solid Waste Disposal Facility Revenue Bonds, Westvaco Corporation, Series 1996, 6.375%, 4/01/26 (Alternative Minimum Tax)	10/11 at 100.00	BBB	2,773,301
	Tax Obligation/General – 1.9%

	Crittenden County, Kentucky, General Obligation Bonds, Series 2007:
1,085	6.000%, 12/01/27	12/17 at 100.00	N/R	1,131,145
1,605	6.250%, 12/01/32	12/17 at 100.00	N/R	1,666,504
2,190	6.500%, 12/01/37	12/17 at 100.00	N/R	2,264,854

	Louisville and Jefferson County Metropolitan Government, Kentucky, General Obligation Bonds, Series 2004A-B:
1,195	5.000%, 11/01/16 – AMBAC Insured	11/14 at 100.00	AA+	1,332,724
1,000	5.000%, 11/01/17 – AMBAC Insured	11/14 at 100.00	AA+	1,113,130
7,075	Total Tax Obligation/General			7,508,357
	Tax Obligation/Limited – 27.0%

1,305	Ballard County School District Finance Corporation, Kentucky, School Building Revenue Bonds, Series 2004, 5.000%, 6/01/21 – AMBAC Insured	6/14 at 100.00	Aa3	1,387,724

	Boone County School District Finance Corporation, Kentucky, School Building Revenue Bonds, Series 2004B:
1,460	5.000%, 5/01/20 – AGM Insured	5/14 at 100.00	Aa3	1,559,645
2,580	5.000%, 5/01/21 – AGM Insured	5/14 at 100.00	Aa3	2,720,275

1,465	Boone County, Kentucky, Public Properties Corporation, First Mortgage Bonds, AOC Judicial Facility, Series 2001, 5.125%, 9/01/22	9/12 at 101.00	Aa3	1,536,419

Nuveen Investments	41

Portfolio of Investments

Nuveen Kentucky Municipal Bond Fund (continued)

May 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)

	Butler County School District Finance Corporation, Kentucky, Revenue Bonds, School Buildings, Series 2004C:
$1,220	5.000%, 6/01/20	6/14 at 100.00	Aa3	$1,293,725
1,255	5.000%, 6/01/22	6/14 at 100.00	Aa3	1,316,784

	Kenton County School District Finance Corporation, Kentucky, School Building Revenue Bonds, Series 2004:
2,115	5.000%, 6/01/17 – NPFG Insured	6/14 at 100.00	Aa3	2,304,208
3,510	5.000%, 6/01/18 – NPFG Insured	6/14 at 100.00	Aa3	3,816,528
3,690	5.000%, 6/01/19 – NPFG Insured	6/14 at 100.00	Aa3	4,012,248

	Kentucky Area Development Districts Financing Trust, Ewing, Lease Acquisition Program Revenue Bonds, Series 2000C:
425	5.850%, 6/01/20	12/11 at 100.50	AA	429,973
895	6.000%, 6/01/30	12/11 at 100.50	AA	903,064

2,000	Kentucky Asset/Liability Commission, General Fund Revenue Project Notes, First Series 2005, 5.000%, 5/01/25 – NPFG Insured	5/15 at 100.00	Aa3	2,068,980

	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008-A1:
1,950	5.750%, 12/01/28 – AGC Insured	6/18 at 100.00	AA+	2,047,812
3,450	6.000%, 12/01/33 – AGC Insured	6/18 at 100.00	AA+	3,588,690
4,430	6.000%, 12/01/38 – AGC Insured	6/18 at 100.00	AA+	4,558,559
8,965	6.000%, 12/01/42 – AGC Insured	6/18 at 100.00	AA+	9,240,942

	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008-A2:
35	0.000%, 12/01/15 – AGC Insured	No Opt. Call	AA+	30,629
50	0.000%, 12/01/16 – AGC Insured	No Opt. Call	AA+	41,754
3,505	0.000%, 12/01/22 – AGC Insured	No Opt. Call	AA+	2,048,778
3,750	0.000%, 12/01/22 – AGC Insured	No Opt. Call	AA+	2,048,775

5,000	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Tender Option Bonds Trust 11810-1, 16.175%, 6/01/16 – AGC Insured (IF)	No Opt. Call	AA+	6,003,200

2,365	Kentucky Local Correctional Facilities Authority, Multi-County Lease Revenue Bonds, Series 2004, 5.250%, 11/01/14 – NPFG Insured	No Opt. Call	Baa1	2,599,986

1,000	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 81, Series 2003, 5.000%, 11/01/19 – AMBAC Insured	11/13 at 100.00	A+	1,076,020

2,000	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 84, Series 2005, 5.000%, 8/01/18 – NPFG Insured	No Opt. Call	Aa3	2,300,660

2,000	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 85, Series 2005, 5.000%, 8/01/15 – AGM Insured	No Opt. Call	AA+	2,282,640

	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 93, Refunding Series 2009:
2,500	5.250%, 2/01/28 – AGC Insured	2/19 at 100.00	AA+	2,651,050
2,500	5.250%, 2/01/29 – AGC Insured	2/19 at 100.00	AA+	2,629,375

3,000	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 96, Series 2009A, 5.000%, 11/01/29	11/19 at 100.00	Aa3	3,113,610

2,000	Kentucky Turnpike Authority, Economic Development Road Revenue Bonds, Revitalization Project, Refunding Series 2010A, 5.000%, 7/01/20	No Opt. Call	AA+	2,334,100

	Kentucky Turnpike Authority, Economic Development Road Revenue Bonds, Revitalization Project, Series 2006B:
2,095	5.000%, 7/01/15 – AMBAC Insured	No Opt. Call	AA+	2,395,528
5,000	5.000%, 7/01/24 – AMBAC Insured	7/16 at 100.00	AA+	5,364,900

25	Kentucky Turnpike Authority, Economic Development Road Revenue Bonds, Revitalization Project, Series 2008A, 5.000%, 7/01/28	7/18 at 100.00	AA+	26,284

2,820	Kentucky Turnpike Authority, Economic Development Road Revenue Bonds, Revitalization Project, Series 2009A, 5.000%, 7/01/29	7/19 at 100.00	AA+	2,960,351

2,060	Laurel County School District Finance Corporation, Kentucky, School Building Revenue Bonds, Series 2007, 5.000%, 6/01/27 – AGM Insured	6/17 at 100.00	Aa3	2,144,954

42	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value
	Tax Obligation/Limited (continued)

	Letcher County School District Finance Corporation, Kentucky, School Building Revenue Bonds, Series 2004:
$1,430	5.000%, 6/01/18 – AGM Insured	6/14 at 100.00	Aa3		$1,539,152
1,585	5.000%, 6/01/20 – AGM Insured	6/14 at 100.00	Aa3		1,694,096

1,695	Louisville and Jefferson County Visitors and Convention Commission, Kentucky, Dedicated Tax Revenue Bonds, Series 2004A, 5.000%, 12/01/15 – AGM Insured	6/14 at 101.00	AA+		1,853,940

	Oldham County School District Finance Corporation, Kentucky, School Building Revenue Bonds, Series 2004:
1,230	5.000%, 5/01/18 – NPFG Insured	5/14 at 100.00	Aa3		1,329,692
1,635	5.000%, 5/01/20 – NPFG Insured	5/14 at 100.00	Aa3		1,759,636
1,715	5.000%, 5/01/21 – NPFG Insured	5/14 at 100.00	Aa3		1,823,885

500	Pendleton County, Kentucky, Leasing Trust Revenue Bonds, Kentucky Association of Counties, Series 1993A, 6.400%, 3/01/19	No Opt. Call	A		604,480

11,600	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 0.000%, 8/01/34	No Opt. Call	A+		2,537,036

26,250	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2010A, 0.000%, 8/01/35	No Opt. Call	A+		5,264,700

1,360	Shelby County School District Finance Corporation, Kentucky, Revenue Bonds, School Buildings, Series 2004, 5.000%, 5/01/23 – NPFG Insured	5/14 at 100.00	Aa3		1,446,550

2,185	Spencer County School District Finance Corporation, Kentucky, Revenue Bonds, School Buildings, Series 2004, 5.000%, 7/01/21 – AGM Insured	7/14 at 100.00	Aa3		2,314,658

1,010	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Series 2003, 5.250%, 10/01/21 – AGM Insured	10/14 at 100.00	AA+		1,066,085
134,615	Total Tax Obligation/Limited				108,072,080
	Transportation – 5.1%

	Guam International Airport Authority, Revenue Bonds, Series 2003C:
5,000	5.250%, 10/01/22 – NPFG Insured (Alternative Minimum Tax)	10/11 at 100.00	Baa1		5,010,800
2,195	5.000%, 10/01/23 – NPFG Insured (Alternative Minimum Tax)	10/13 at 100.00	Baa1		2,148,993

5,090	Kenton County Airport Board, Kentucky, Airport Revenue Bonds, Cincinnati/Northern Kentucky International Airport, Series 2003B, 5.000%, 3/01/23 – NPFG Insured (Alternative Minimum Tax)	3/13 at 100.00	A–		5,108,222

980	Kenton County Airport Board, Kentucky, Airport Revenue Bonds, Cincinnati/Northern Kentucky International Airport, Series 2007B, 5.000%, 3/01/13 – SYNCORA GTY Insured (Alternative Minimum Tax)	No Opt. Call	A–		1,029,627

1,000	Louisville and Jefferson County Regional Airport Authority, Kentucky, Airport System Revenue Bonds, Series 2003C, 5.250%, 7/01/22 – AGM Insured (Alternative Minimum Tax)	7/13 at 100.00	AA+		1,020,300

6,025	Louisville and Jefferson County Regional Airport Authority, Kentucky, Special Facilities Revenue Bonds, Airis Louisville LLC Project, Series 1999A, 5.500%, 3/01/19 (Alternative Minimum Tax)	9/11 at 100.00	Baa3		5,945,350
20,290	Total Transportation				20,263,292
	U.S. Guaranteed – 6.4% (4)

	Bowling Green, Kentucky, General Obligation and Special Revenue Bonds, Series 2002B:
1,230	5.000%, 6/01/24 (Pre-refunded 6/01/12)	6/12 at 100.00	Aa2	(4)	1,288,585
1,700	5.000%, 6/01/25 (Pre-refunded 6/01/12)	6/12 at 100.00	Aa2	(4)	1,780,971

1,000	Kentucky Economic Development Finance Authority, Revenue Bonds, Catholic Health Initiatives, Series 2001, 5.250%, 9/01/21 (Pre-refunded 9/01/11)	9/11 at 100.00	Aa2	(4)	1,012,570

2,795	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 85, Series 2005, 5.000%, 8/01/22 (Pre-refunded 8/01/15) – AGM Insured	8/15 at 100.00	AA+	(4)	3,257,321

5,000	Kentucky State Property and Buildings Commission, Revenue Refunding Bonds, Project 79, Series 2003, 5.000%, 10/01/22 (Pre-refunded 10/01/13) – NPFG Insured	10/13 at 100.00	Aa3	(4)	5,513,250

Nuveen Investments	43

Portfolio of Investments

Nuveen Kentucky Municipal Bond Fund (continued)

May 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value
	U.S. Guaranteed (4) (continued)

$4,000	Kentucky Turnpike Authority, Economic Development Road Revenue Refunding Bonds, Revitalization Project, Series 2001B, 5.150%, 7/01/19 (Pre-refunded 7/01/11) – AGM Insured	7/11 at 100.00	AA+	(4)	$4,016,520

1,175	Louisville, Kentucky, General Obligation Bonds, Series 2001A, 5.000%, 11/01/21 (Pre-refunded 11/01/11)	11/11 at 101.00	AA+	(4)	1,210,379

3,000	Louisville, Kentucky, General Obligation Bonds, Series 2002A, 5.000%, 10/01/23 (Pre-refunded 10/01/12) – FGIC Insured	10/12 at 100.00	AA+	(4)	3,186,840

410	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2002D, 5.000%, 7/01/32 (Pre-refunded 7/01/12) – AGM Insured	7/12 at 100.00	AAA		431,353

	Puerto Rico Public Finance Corporation, Commonwealth Appropriation Bonds, Series 2002E:
245	6.000%, 8/01/26 – AGC Insured (ETM)	No Opt. Call	AA+	(4)	313,745
2,755	6.000%, 8/01/26 – AGC Insured (ETM)	No Opt. Call	AAA		3,528,025
23,310	Total U.S. Guaranteed				25,539,559
	Utilities – 15.9%

1,175	Boone County, Kentucky, Collateralized Pollution Control Revenue Bonds, Dayton Power & Light Company, Series 2005A, 4.700%, 1/01/28 – FGIC Insured	7/15 at 100.00	Aa3		1,176,727

6,000	Guam Power Authority, Revenue Bonds, Series 2010A, 5.000%, 10/01/37 – AGM Insured	10/20 at 100.00	AA+		5,644,320

	Kentucky Municipal Power Agency, Power Supply System Revenue Bonds, Prairie State Project Series 2007A:
4,000	5.000%, 9/01/37 – NPFG Insured	9/17 at 100.00	A–		3,905,400
4,600	5.250%, 9/01/42 – NPFG Insured	9/17 at 100.00	A–		4,519,868
2,535	5.250%, 9/01/42 – NPFG Insured	9/17 at 100.00	AA+		2,592,342

	Owensboro, Kentucky, Electric Light and Power System Revenue Bonds, Series 1991B:
6,475	0.000%, 1/01/12 – AMBAC Insured	No Opt. Call	A3		6,408,437
3,745	0.000%, 1/01/15 – AMBAC Insured	No Opt. Call	A3		3,357,692
7,900	0.000%, 1/01/17 – AMBAC Insured	No Opt. Call	A3		6,455,327
13,300	0.000%, 1/01/18 – AMBAC Insured	No Opt. Call	A3		10,260,683

	Paducah, Kentucky, Electric Board Revenue Bonds, Series 2009A:
2,945	5.000%, 10/01/20 – AGC Insured	4/19 at 100.00	Aa3		3,337,951
45	5.000%, 10/01/28 – AGC Insured	4/19 at 100.00	Aa3		47,028
8,575	5.250%, 10/01/35 – AGC Insured	4/19 at 100.00	Aa3		8,809,783

2,975	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2003NN, 5.250%, 7/01/23 – NPFG Insured	No Opt. Call	A3		3,113,219

3,990	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2005RR, 5.000%, 7/01/24 – FGIC Insured	7/15 at 100.00	A3		3,994,190
68,260	Total Utilities				63,622,967
	Water and Sewer – 16.2%

	Campbell & Kenton Counties Sanitation District 1, Kentucky, Revenue Bonds, Series 2007:
100	5.000%, 8/01/21 – NPFG Insured	8/17 at 100.00	AA		111,615
3,795	5.000%, 8/01/24 – NPFG Insured	8/17 at 100.00	AA		4,121,712

1,000	Kentucky Rural Water Finance Corporation, Multimodal Public Projects Revenue Bonds, Flexible Term Program, Series 2001A, 5.375%, 2/01/20	8/11 at 102.00	AA–		1,021,750

	Louisville and Jefferson County Metropolitan Government Board of Water Works, Kentucky, Water System Revenue Bonds, Series 2006:
2,565	5.000%, 11/15/27	11/16 at 100.00	AAA		2,744,678
4,990	5.000%, 11/15/29	11/16 at 100.00	AAA		5,291,296

7,655	Louisville and Jefferson County Metropolitan Sewer District, Kentucky, Sewer and Drainage System Revenue Bonds, Series 1998A, 5.000%, 5/15/30 – FGIC Insured	11/11 at 100.00	AA–		7,658,215

16,000	Louisville and Jefferson County Metropolitan Sewer District, Kentucky, Sewer and Drainage System Revenue Bonds, Series 2001A, 5.500%, 5/15/34 – NPFG Insured	11/11 at 101.00	AA–		16,399,839

44	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)

	Louisville and Jefferson County Metropolitan Sewer District, Kentucky, Sewer and Drainage System Revenue Bonds, Series 2004A:
$7,365	5.250%, 5/15/37 – FGIC Insured	5/14 at 101.00	AA–	$7,532,554
750	5.000%, 5/15/38 – FGIC Insured	5/14 at 101.00	AA–	758,835

2,000	Northern Kentucky Water District, Revenue Bonds, Series 2009, 6.500%, 2/01/33 – AGM Insured	8/18 at 100.00	Aa3	2,188,100

7,225	Northern Kentucky Water District, Revenue Refunding Bonds, Series 2002A, 5.000%, 2/01/27 – FGIC Insured	2/12 at 100.00	Aa3	7,256,790

4,740	Owen County, Kentucky, Waterworks System Revenue Bonds, Kentucky-American Water Company Project, Series 2009A, 6.250%, 6/01/39	6/19 at 100.00	BBB+	4,924,102

5,000	Owen County, Kentucky, Waterworks System Revenue Bonds, Kentucky-American Water Company Project, Series 2009B, 5.625%, 9/01/39	9/19 at 100.00	BBB+	4,926,450
63,185	Total Water and Sewer			64,935,936
$424,840	Total Investments (cost $387,838,087) – 99.3%			397,110,637
	Other Assets Less Liabilities – 0.7%			2,950,125
	Net Assets – 100%			$400,060,762

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

N/R	Not rated.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

See accompanying notes to financial statements.

Nuveen Investments	45

Portfolio of Investments

Nuveen Michigan Municipal Bond Fund

May 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Consumer Staples – 3.0%

$6,000	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2008A, 6.875%, 6/01/42	6/18 at 100.00	Baa3	$5,285,819

750	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33	5/12 at 100.00	BBB	664,005
6,750	Total Consumer Staples			5,949,824
	Education and Civic Organizations – 2.7%

1,000	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Hanley International Academy, Inc. Project, Series 2010A, 6.125%, 9/01/40	No Opt. Call	BBB–	835,760

500	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Holly Academy Project, Refunding Series 2011, 7.750%, 10/01/30	10/21 at 100.00	BBB–	511,140

1,000	Michigan State University, General Revenue Bonds, Refunding Series 2010C, 5.000%, 2/15/40	2/20 at 100.00	Aa1	1,022,960

	Michigan Technological University, General Revenue Bonds, Series 2004A:
1,230	5.000%, 10/01/24 – NPFG Insured	10/13 at 100.00	Aa3	1,249,914
1,740	5.000%, 10/01/29 – NPFG Insured	10/13 at 100.00	Aa3	1,754,164
5,470	Total Education and Civic Organizations			5,373,938
	Health Care – 10.5%

450	Jackson County Hospital Finance Authority, Michigan, Hospital Revenue Bonds, Alligiance Health, Refunding Series 2010A, 5.000%, 6/01/37 – AGM Insured	6/20 at 100.00	AA+	431,370

3,300	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Henry Ford Health System, Refunding Series 2009, 5.750%, 11/15/39	11/19 at 100.00	A1	3,249,906

3,350	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Oakwood Obligated Group, Series 2002A, 5.750%, 4/01/32	4/13 at 100.00	A	3,354,322

1,000	Michigan State Hospital FInance Authority, Hospital Revenue Bonds, MidMichigan Obligated Group, Series 2009A, 5.875%, 6/01/39 – AGC Insured	6/19 at 100.00	AA+	1,029,290

1,000	Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds, Crittenton Hospital, Series 2002A, 5.625%, 3/01/27	3/12 at 101.00	A	999,980

1,500	Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds, Trinity Health Credit Group, Series 2002C, 5.375%, 12/01/30	12/12 at 100.00	AA	1,504,605

	Michigan State Hospital Finance Authority, Revenue Bonds, Marquette General Hospital, Series 2005A:
1,400	5.000%, 5/15/12	No Opt. Call	Baa3	1,432,634
1,400	5.000%, 5/15/26	5/15 at 100.00	Baa3	1,259,174
50	5.000%, 5/15/34	5/15 at 100.00	Baa3	41,221

2,000	Michigan State Hospital Finance Authority, Revenue Bonds, Sparrow Obligated Group, Series 2005, 5.000%, 11/15/36 – NPFG Insured	5/15 at 100.00	A+	1,813,060

1,500	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue and Refunding Bonds, William Beaumont Hospital Obligated Group, Series 2009W, 6.000%, 8/01/39	8/19 at 100.00	A1	1,491,780

1,200	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital, Refunding Series 2009V, 8.250%, 9/01/39	9/18 at 100.00	A1	1,381,032

	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital, Series 2001M:
1,060	5.250%, 11/15/31 – NPFG Insured	11/11 at 100.00	A1	984,676
2,010	5.250%, 11/15/35 – NPFG Insured	11/11 at 100.00	A1	1,798,970
21,220	Total Health Care			20,772,020
	Housing/Multifamily – 2.7%

1,200	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2006D, 5.125%, 4/01/31 – AGM Insured (Alternative Minimum Tax)	7/15 at 100.00	AA+	1,192,092

46	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Housing/Multifamily (continued)

$2,175	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2009A, 5.700%, 10/01/39	10/18 at 100.00	AA	$2,229,767

2,275	Michigan Housing Development Authority, Section 8 Assisted Mortgage Revenue Bonds, Series 1983I, 0.000%, 4/01/14	No Opt. Call	AA	1,878,786
5,650	Total Housing/Multifamily			5,300,645
	Tax Obligation/General – 39.3%

660	Ann Arbor Public School District, Washtenaw County, Michigan, General Obligation Bonds, Series 2008, 5.000%, 5/01/23	5/18 at 100.00	AA+	719,994

800	Ann Arbor, Michigan, General Obligation Bonds, Court & Police Facilities Capital Improvement Series 2008, 5.000%, 5/01/38	5/18 at 100.00	AA+	822,320

1,435	Bay City, Michigan, General Obligation Bonds, Series 2008B, 5.500%, 4/01/28 – AGM Insured	4/18 at 100.00	AA+	1,533,742

1,020	Caledonia Community Schools, Kent, Allegan and Barry Counties, Michigan, General Obligation Bonds, Series 2003, 5.250%, 5/01/22	5/13 at 100.00	Aa2	1,080,027

	Caledonia Community Schools, Kent, Allegan and Barry Counties, Michigan, General Obligation Bonds, Series 2005:
1,000	5.000%, 5/01/23 – NPFG Insured	5/15 at 100.00	Aa2	1,064,870
2,085	5.000%, 5/01/24 – NPFG Insured	5/15 at 100.00	Aa2	2,164,584
1,000	5.000%, 5/01/25 – NPFG Insured	5/15 at 100.00	Aa2	1,031,930

2,013	Caledonia Community Schools, Kent, Allegan and Barry Counties, Michigan, General Obligation Bonds, Tender Option Bond Trust 2008-1096, 7.853%, 5/01/32 – NPFG Insured (IF)	5/17 at 100.00	Aa2	1,967,406

1,850	Chippewa Valley Schools, Macomb County, Michigan, General Obligation Bonds, Series 2005, 5.000%, 5/01/24 – NPFG Insured	5/15 at 100.00	Aa2	1,911,790

1,450	City of Jackson, County of Jackson, State of Michigan, Downtown Development Bonds, Series 2001, General Obligation Limited Tax, 0.000%, 6/01/21 – AGM Insured	No Opt. Call	AA+	850,976

	Detroit-Wayne County Stadium Authority, Michigan, Limited Tax General Obligation Building Authority Stadium Bonds, Series 1997:
500	5.500%, 2/01/17 – FGIC Insured	2/17 at 100.00	A–	500,915
11,000	5.250%, 2/01/27 – FGIC Insured	8/11 at 100.00	A–	11,003,955

1,245	Edwardsburg Public School, Cass County, Michigan, General Obligation Bonds, Series 2004, 5.000%, 5/01/24 – AGM Insured	5/14 at 100.00	AA+	1,279,325

480	Genesee County, Michigan, General Obligation Water Supply Bonds, Series 2003, 5.125%, 11/01/33 – NPFG Insured	11/13 at 100.00	A1	481,709

5,850	Hartland Consolidated School District, Livingston County, Michigan, General Obligation Refunding Bonds, Series 2001, 5.125%, 5/01/29	11/11 at 100.00	Aa2	5,868,719

50	Holly Area School District, Oakland County, Michigan, General Obligation Bonds, Series 2006, 5.125%, 5/01/32 – NPFG Insured	5/16 at 100.00	Aa2	50,867

1,060	Homer Community School District, Calhourn, Jackson, Hillsdale and Branch Counties, Michigan, General Obligation Bonds, School Building & Site, Series 2011B, 5.500%, 5/01/41	5/21 at 100.00	AA–	1,081,052

1,675	Hopkins Public Schools, Allegan County, Michigan, General Obligation Bonds, Series 2007, 5.000%, 5/01/25 – NPFG Insured	5/17 at 100.00	Aa2	1,746,456

2,000	Howell Public Schools, Livingston County, Michigan, General Obligation Bonds, Series 2003, 5.000%, 5/01/24	11/13 at 100.00	Aa2	2,084,540

1,000	Jackson Public Schools, Jackson County, Michigan, General Obligation School Building and Site Bonds, Series 2004, 5.000%, 5/01/22 – AGM Insured	5/14 at 100.00	AA+	1,073,940

1,215	Kalamazoo Public Schools, Michigan, General Obligation Bonds, Series 2006, 5.000%, 5/01/25 – AGM Insured	5/16 at 100.00	AA+	1,260,575

1,300	Lansing Community College, Michigan, General Obligation Bonds, Series 2003, 5.000%, 5/01/20 – NPFG Insured	5/13 at 100.00	AA	1,382,836

Nuveen Investments	47

Portfolio of Investments

Nuveen Michigan Municipal Bond Fund (continued)

May 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)

$840	Lowell Area Schools, Counties of Ionia and Kent, Michigan, General Obligation Bonds, Series 2007, 5.000%, 5/01/37 – AGM Insured	5/17 at 100.00	AA+	$847,022

350	Michigan, General Obligation Bonds, Environmental Program, Series 2009A, 5.500%, 11/01/25	5/19 at 100.00	Aa2	382,953

140	Oakland County Building Authority, Michigan, General Obligation Bonds, Refunding Series 2006, 5.000%, 6/01/27	6/13 at 100.00	AAA	143,301

	Oakland Intermediate School District, Oakland County, Michigan, General Obligation Bonds, Series 2007:
500	5.000%, 5/01/27 – AGM Insured	5/17 at 100.00	Aaa	522,210
1,200	5.000%, 5/01/36 – AGM Insured	5/17 at 100.00	Aaa	1,215,576

1,370	Oakridge Public Schools, Muskegon County, Michigan, General Obligation Bonds, Series 2005, 5.000%, 5/01/24 – NPFG Insured	5/15 at 100.00	AA–	1,450,433

	Okemos Public School District, Ingham County, Michigan, General Obligation Refunding Bonds, Series 1993:
1,000	0.000%, 5/01/17 – NPFG Insured	No Opt. Call	Aa3	814,270
1,020	0.000%, 5/01/18 – NPFG Insured	No Opt. Call	Aa3	784,421

1,100	Ottawa County, Michigan, General Obligation Bonds, Sewer Disposal System, Series 2010, 5.000%, 5/01/37	5/20 at 100.00	Aaa	1,150,270

4,000	Ottawa County, Michigan, Water Supply System, General Obligation Bonds, Series 2007, 5.000%, 8/01/30 – NPFG Insured	8/17 at 100.00	Aaa	4,127,080

1,075	Parchment School District, Kalamazoo County, Michigan, General Obligation Bonds, Tender Option Bond Trust 2836, 11.026%, 5/01/15 – AGM Insured (IF)	No Opt. Call	AA+	977,143

150	South Haven, Van Buren County,Michigan, General Obligation Bonds, Capital Improvement Series 2009, 5.125%, 12/01/33 – AGC Insured	12/19 at 100.00	AA+	157,317

500	South Redford School District, Wayne County, Michigan, General Obligation Bonds, School Building and Site, Series 2005, 5.000%, 5/01/30 – NPFG Insured	5/15 at 100.00	Aa2	507,165

1,400	South Redford School District, Wayne County, Michigan, General Obligation Bonds, Series 2004, 5.000%, 5/01/21 – FGIC Insured	11/14 at 100.00	Aa2	1,485,624

1,405	Thornapple Kellogg School District, Barry County, Michigan, General Obligation Bonds, Series 2007, 5.000%, 5/01/32 – NPFG Insured	5/17 at 100.00	Aa2	1,424,684

1,530	Trenton Public Schools District, Michigan, General Obligation Bonds, Series 2008, 5.000%, 5/01/34 – AGM Insured	5/18 at 100.00	AA+	1,551,818

1,350	Van Dyke Public Schools, Macomb County, Michigan, General Obligation Bonds, School Building and Site, Series 2008, 5.000%, 5/01/38 – AGM Insured	5/18 at 100.00	AA+	1,362,123

1,500	Wayland Union School District, Allegan County, Michigan, General Obligation Bonds, Series 2008, 5.000%, 5/01/28 – AGM Insured	5/18 at 100.00	AA+	1,550,850

990	Wayne Charter County, Michigan, General Obligation Bonds, Building Improvements, Series 2009A, 6.750%, 11/01/39	12/19 at 100.00	A–	1,020,621

1,150	Wayne Westland Community Schools, Michigan, General Obligation Bonds, Series 2004, 5.000%, 5/01/17 – AGM Insured	11/14 at 100.00	AA+	1,257,192

1,915	West Bloomfield School District, Oakland County, Michigan, General Obligation Bonds, Series 2005, 5.000%, 5/01/20 – AGM Insured	5/15 at 100.00	AA+	2,055,561

3,270	West Ottawa Public School District, Ottawa County, Michigan, General Obligation Refunding Bonds, Series 1992, 0.000%, 5/01/17 – FGIC Insured	No Opt. Call	Aa3	2,662,663

5,175	Williamston Community School District, Michigan, Unlimited Tax General Obligation QSBLF Bonds, Series 1996, 5.500%, 5/01/25 – NPFG Insured	No Opt. Call	Aa3	6,041,191

3,170	Zeeland Public Schools, Ottawa and Allegan Counties, Michigan, General Obligation Bonds, Series 2005, 5.000%, 5/01/22 – FGIC Insured	5/15 at 100.00	Aa3	3,405,246
76,788	Total Tax Obligation/General			77,859,262

48	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value
	Tax Obligation/Limited – 13.2%

	Grand Rapids Downtown Development Authority, Michigan, Tax Increment Revenue Bonds, Series 1994:
$3,985	0.000%, 6/01/17 – NPFG Insured	No Opt. Call	BBB		$2,889,324
3,295	0.000%, 6/01/18 – NPFG Insured	No Opt. Call	BBB		2,214,372

2,125	Kalkaska County Hospital Authority, Michigan, Hospital Revenue Bonds, Series 2007, 5.125%, 5/01/14	No Opt. Call	N/R		2,214,144

1,230	Michigan Municipal Bond Authority, AMBAC Insured Bonds, Series 2007B-A, 5.000%, 12/01/34 – AMBAC Insured	6/17 at 100.00	N/R		1,034,615

4,770	Michigan State Building Authority, Revenue Bonds, Facilities Program, Series 2001I, 5.000%, 10/15/24	10/11 at 100.00	Aa3		4,821,706

4,400	Michigan State Building Authority, Revenue Bonds, Facilities Program, Series 2005II, 5.000%, 10/15/30 – AMBAC Insured	10/15 at 100.00	Aa3		4,434,936

	Michigan State Building Authority, Revenue Bonds, Refunding Series 2006IA:
3,000	0.000%, 10/15/27 – AGM Insured	10/16 at 58.27	AA+		1,163,100
1,500	0.000%, 10/15/28 – AGM Insured	10/16 at 55.35	AA+		537,840
3,960	5.000%, 10/15/36 – FGIC Insured	10/16 at 100.00	Aa3		3,867,930

2,000	Michigan State Building Authority, Revenue Refunding Bonds, Facilities Program, Series 2003II, 5.000%, 10/15/22 – NPFG Insured	10/13 at 100.00	Aa3		2,037,200

1,000	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series 2009B, 5.000%, 10/01/25	10/19 at 100.00	BBB		993,360
31,265	Total Tax Obligation/Limited				26,208,527
	Transportation – 0.0%

25	Kent County, Michigan, Airport Revenue Bonds, Gerald R. Ford International Airport, Series 2007, 5.000%, 1/01/32	1/17 at 100.00	AAA		25,333
	U.S. Guaranteed – 10.2% (4)

250	Detroit City School District, Wayne County, Michigan, Unlimited Tax School Building and Site Improvement Bonds, Series 2001A, 5.125%, 5/01/31 (Pre-refunded 5/01/12) – AGM Insured	5/12 at 100.00	AA+	(4)	261,008

1,000	Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue Bonds, Series 2001A, 5.125%, 7/01/31 (Pre-refunded 7/01/11) – FGIC Insured	7/11 at 100.00	A+	(4)	1,004,130

2,505	Detroit, Michigan, Senior Lien Water Supply System Revenue Bonds, Series 2003A, 5.000%, 7/01/25 (Pre-refunded 7/01/13) – NPFG Insured	7/13 at 100.00	A+	(4)	2,731,477

2,000	Kent Hospital Finance Authority, Michigan, Revenue Bonds, Spectrum Health, Series 2001A, 5.500%, 1/15/31 (Pre-refunded 7/15/11)	7/11 at 101.00	AA	(4)	2,032,900

6,000	Michigan House of Representatives, Certificates of Participation, Series 1998, 0.000%, 8/15/23 – AMBAC Insured (ETM)	No Opt. Call	N/R	(4)	3,741,480

230	Michigan State Building Authority, Revenue Bonds, Facilities Program, Series 2001I, 5.000%, 10/15/24 (Pre-refunded 10/15/11)	10/11 at 100.00	A+	(4)	233,991

3,000	Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds, Henry Ford Health System, Series 2003A, 5.625%, 3/01/17 (Pre-refunded 3/01/13)	3/13 at 100.00	A1	(4)	3,268,920

1,000	Michigan State Hospital Finance Authority, Revenue Bonds, Chelsea Community Hospital, Series 2005, 5.000%, 5/15/37 (Pre-refunded 5/15/15)	5/15 at 100.00	AAA		1,152,860

2,250	Michigan, General Obligation Bonds, Environmental Protection Program, Series 2003A, 5.250%, 5/01/21 (Pre-refunded 5/01/13)	5/13 at 100.00	Aa2	(4)	2,453,693

4,000	Puerto Rico Electric Power Authority, Power Revenue Refunding Bonds, Series 1989O, 0.000%, 7/01/17 – NPFG Insured (ETM)	No Opt. Call	AAA		3,293,160
22,235	Total U.S. Guaranteed				20,173,619
	Utilities – 5.2%

1,000	Lansing Board of Water and Light, Michigan, Steam and Electric Utility System Revenue Bonds, Series 2003A, 5.000%, 7/01/21 – AGM Insured	7/13 at 100.00	AA+		1,041,990

Nuveen Investments	49

Portfolio of Investments

Nuveen Michigan Municipal Bond Fund (continued)

May 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Utilities (continued)

	Lansing Board of Water and Light, Michigan, Steam and Electric Utility System Revenue Bonds, Series 2008A:
$175	5.000%, 7/01/28	7/18 at 100.00	AA–	$181,055
2,130	5.000%, 7/01/32	7/18 at 100.00	AA–	2,164,826

800	Lansing Board of Water and Light, Michigan, Utility System Revenue Bonds, Tender Option Bond Trust 4700, 18.111%, 7/01/37 (WI/DD, Settling 6/16/11) (IF)	7/21 at 100.00	AA–	792,928

1,000	Michigan Public Power Agency, Revenue Bonds, Combustion Turbine 1 Project, Series 2001A, 5.250%, 1/01/27 – AMBAC Insured	1/12 at 100.00	A2	1,004,430

600	Michigan South Central Power Agency, Power Supply System Revenue Bonds, Series 2000, 6.000%, 5/01/12	No Opt. Call	A3	619,188

3,300	Michigan Strategic Fund, Collateralized Limited Obligation Pollution Control Revenue Refunding Bonds, Fixed Rate Conversion, Detroit Edison Company, Series 1999C, 5.650%, 9/01/29 – SYNCORA GTY Insured (Alternative Minimum Tax)	9/11 at 100.00	A	3,302,937

1,000	Monroe County Economic Development Corporation, Michigan, Collateralized Limited Obligation Revenue Refunding Bonds, Detroit Edison Company, Series 1992AA, 6.950%, 9/01/22 – FGIC Insured	No Opt. Call	A2	1,238,360
10,005	Total Utilities			10,345,714
	Water and Sewer – 12.8%

2,495	Detroit, Michigan, Senior Lien Water Supply System Revenue Bonds, Series 2003A, 5.000%, 7/01/25 – NPFG Insured	7/13 at 100.00	A+	2,435,769

4,455	Detroit, Michigan, Sewerage Disposal System Revenue Bonds, Series 1999A, 0.000%, 7/01/19 – FGIC Insured	No Opt. Call	A+	2,995,765

4,000	Grand Rapids, Michigan, Sanitary Sewer System Revenue Bonds, Series 2005, 5.000%, 1/01/30 – NPFG Insured	7/15 at 100.00	AA+	4,087,920

	Grand Rapids, Michigan, Sanitary Sewer System Revenue Bonds, Series 2008:
145	5.000%, 1/01/28	1/18 at 100.00	AA+	151,310
3,500	5.000%, 1/01/38	1/18 at 100.00	AA+	3,545,885

2,000	Grand Rapids, Michigan, Water Supply System Revenue Bonds, Series 2009, 5.100%, 1/01/39 – AGC Insured	1/19 at 100.00	AA+	2,058,820

1,625	Lansing, Michigan, Sewerage Disposal System Revenue Bonds, Series 2003, 5.000%, 5/01/21 – FGIC Insured	5/14 at 100.00	Aa2	1,674,774

2,075	Michigan Municipal Bond Authority, Clean Water Revolving Fund Revenue Bonds, Series 2005, 5.000%, 10/01/19	10/15 at 100.00	AAA	2,336,512

4,055	Michigan Municipal Bond Authority, Drinking Water Revolving Fund Revenue Bonds, Series 2004, 5.000%, 10/01/24	10/14 at 100.00	AAA	4,353,083

1,000	Michigan Municipal Bond Authority, Water Revolving Fund Revenue Bonds, Series 2007, 5.000%, 10/01/23	10/17 at 100.00	AAA	1,105,250

500	Saginaw, Michigan, Water Supply System Revenue Bonds, Series 2008, 5.250%, 7/01/22 – NPFG Insured	7/18 at 100.00	A	520,665
25,850	Total Water and Sewer			25,265,753
$205,258	Total Investments (cost $190,541,543) – 99.6%			197,274,635
	Other Assets Less Liabilities – 0.4%			787,070
	Net Assets – 100%			$198,061,705

50	Nuveen Investments

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

See accompanying notes to financial statements.

Nuveen Investments	51

Portfolio of Investments

Nuveen Missouri Municipal Bond Fund

May 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Consumer Staples – 5.2%

$3,000	Cape Girardeau County Industrial Development Authority, Missouri, Solid Waste Disposal Revenue Bonds, Procter & Gamble Products Company Project, Series 1998, 5.300%, 5/15/28 (Alternative Minimum Tax)	11/11 at 100.00	AA–	$3,000,870

8,555	Missouri Development Finance Board, Solid Waste Disposal Revenue Bonds, Procter and Gamble Inc., Series 1999, 5.200%, 3/15/29 (Alternative Minimum Tax)	No Opt. Call	AA–	8,872,219
11,555	Total Consumer Staples			11,873,089
	Education and Civic Organizations – 4.4%

1,500	Missouri Health and Educational Facilities Authority, Revenue Bonds, Rockhurst University, Series 1999, 6.000%, 10/01/25	10/18 at 103.00	BBB	1,534,635

1,500	Missouri Health and Educational Facilities Authority, Revenue Bonds, Rockhurst University, Series 2011A, 6.500%, 10/01/30	10/18 at 103.00	BBB	1,552,305

900	Missouri Health and Educational Facilities Authority, Revenue Bonds, Stephens College, Series 1999, 6.000%, 6/01/24	12/11 at 100.00	A1	901,161

1,000	Missouri Health and Educational Facilities Authority, Revenue Bonds, Washington University, Series 2001A, 5.500%, 6/15/16	No Opt. Call	AAA	1,201,010

1,360	Missouri Health and Educational Facilities Authority, Revenue Bonds, Webster University, Series 2001, 5.500%, 4/01/18 – NPFG Insured	10/11 at 100.00	A3	1,362,693

2,590	Missouri State University, Auxiliary Enterprise System Revenue Bonds, Series 2007A, 5.000%, 4/01/24 – SYNCORA GTY Insured	4/17 at 100.00	A+	2,753,610

1,000	Saint Louis Industrial Development Authority, Missouri, Confluence Academy Project, Series 2007A, 5.350%, 6/15/32	6/15 at 103.00	N/R	779,460
9,850	Total Education and Civic Organizations			10,084,874
	Energy – 0.6%

500	Virgin Islands Public Finance Authority, Senior Secured Lien Revenue Bonds, Refinery Project – Hovensa LLC, Series 2004, 5.875%, 7/01/22	7/14 at 100.00	Baa3	464,180

1,000	Virgin Islands, Senior Secured Revenue Bonds, Government Refinery Facilities – Hovensa LLC Coker, Series 2002, 6.500%, 7/01/21 (Alternative Minimum Tax)	1/13 at 100.00	Baa3	983,930
1,500	Total Energy			1,448,110
	Health Care – 23.6%

2,150	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Saint Francis Medical Center, Series 2009A, 5.750%, 6/01/39	6/19 at 100.00	A+	2,187,195

	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Southeast Missouri Hospital Association, Series 2007:
1,490	5.000%, 6/01/27	6/17 at 100.00	BBB+	1,355,230
2,500	5.000%, 6/01/36	6/17 at 100.00	BBB+	2,124,075

5,520	Cass County, Missouri, Hospital Revenue Bonds, Series 2007, 5.625%, 5/01/38	11/16 at 100.00	BBB-	4,735,553

	Clinton County Industrial Development Authority, Missouri, Revenue Bonds, Cameron Regional Medical Center, Series 2007:
1,250	5.000%, 12/01/32	12/17 at 100.00	N/R	889,900
3,995	5.000%, 12/01/37	12/17 at 100.00	N/R	2,677,888

1,250	Joplin Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Freeman Health System, Series 2004, 5.500%, 2/15/29	2/15 at 102.00	BBB+	1,202,038

1,000	Missouri Health & Educational Facilities Authority, St. Luke’s Episcopal- Presbyterian Hospitals Revenue Bonds, Series 2001, 5.250%, 12/01/26 – AGM Insured	12/11 at 101.00	AA+	1,003,710

	Missouri Health and Educational Facilities Authority, Health Facility Revenue Bonds, St. Lukes’s Health System, Series 2010A:
2,000	5.000%, 11/15/30	11/20 at 100.00	A+	2,013,440
1,000	5.000%, 11/15/40	11/20 at 100.00	A+	975,880

52	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

$1,000	Missouri Health and Educational Facilities Authority, Revenue Bonds, BJC Health System, Series 2003, 5.125%, 5/15/25	5/13 at 100.00	AA	$1,015,290

1,000	Missouri Health and Educational Facilities Authority, Revenue Bonds, BJC Health System, Series 2005A, 5.000%, 5/15/22	5/15 at 100.00	AA	1,046,770

500	Missouri Health and Educational Facilities Authority, Revenue Bonds, Capital Region Medical Center, Series 1998, 5.250%, 11/01/23	11/11 at 100.00	A3	496,735

	Missouri Health and Educational Facilities Authority, Revenue Bonds, Freeman Health System, Series 1998:
900	5.250%, 2/15/18	8/11 at 100.00	BBB+	900,612
1,300	5.250%, 2/15/28	8/11 at 100.00	BBB+	1,224,041

2,750	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lake Regional Health System, Series 2003, 5.700%, 2/15/34	2/14 at 100.00	BBB+	2,766,830

	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lester E. Cox Medical Center, Series 1992H:
1,650	0.000%, 9/01/17 – NPFG Insured	No Opt. Call	A2	1,289,228
2,955	0.000%, 9/01/21 – NPFG Insured	No Opt. Call	A2	1,794,276
3,915	0.000%, 9/01/22 – NPFG Insured	No Opt. Call	A2	2,222,389

3,000	Missouri Health and Educational Facilities Authority, Revenue Bonds, SSM Health Care System, Series 2010B, 5.000%, 6/01/34	6/20 at 100.00	AA–	3,023,790

7,140	Missouri Health and Educational Facilities Authority, Revenue Refunding Bonds, CoxhHealth Systems Inc., , Series 2008A, 5.500%, 11/15/39	11/18 at 100.00	A2	7,187,481

1,000	New Liberty Hospital District, Missouri, Revenue Bonds, Series 2001, 5.000%, 12/01/21 – AMBAC Insured	12/11 at 100.00	A+	1,004,380

1,000	North Carolina Medical Care Commission, Healthcare Facilities Revenue Bonds, Duke University Health System, Series 2009A, 5.000%, 6/01/39	6/19 at 100.00	AA	1,005,240

3,780	Saline County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, John Fitzgibbon Memorial Hospital Inc., Series 2010, 5.600%, 12/01/28	12/20 at 100.00	BBB-	3,590,093

	St. Louis County Industrial Development Authority, Missouri, Healthcare Facilities Revenue Bonds, Ranken-Jordan Project, Refunding Series 2007:
1,320	5.000%, 11/15/22	11/16 at 100.00	N/R	1,170,536
1,675	5.000%, 11/15/27	11/16 at 100.00	N/R	1,379,681
1,300	5.000%, 11/15/35	11/16 at 100.00	N/R	990,158

2,880	Taney County Industrial Development Authority, Missouri, Hospital Revenue Bonds, Skaggs Community Hospital Association, Series 1998, 5.400%, 5/15/28	11/11 at 100.00	BB	2,272,320
61,220	Total Health Care			53,544,759
	Housing/Multifamily – 2.7%

1,205	Clay County Industrial Development Authority, Missouri, GNMA Multifamily Housing Revenue Bonds, Oak Creek Apartments, Series 2002, 6.125%, 7/20/25 (Alternative Minimum Tax)	7/13 at 105.00	N/R	1,256,803

1,870	Jefferson County Industrial Development Authority, Missouri, Multifamily Housing Revenue Bonds, Lakewood Apartments Project, Series 2001B, 5.750%, 11/01/34 (Mandatory put 11/01/16) (Alternative Minimum Tax)	12/11 at 100.00	N/R	1,871,272

	Missouri Housing Development Commission, GNMA Collateralized Multifamily Housing Revenue Bonds, JB Hughes Apartments I and II, Series 2002G:
182	6.200%, 5/20/19	5/12 at 105.00	Aaa	199,439
975	6.300%, 5/20/37	5/12 at 105.00	Aaa	994,559

1,965	Missouri Housing Development Commission, Multifamily Housing Revenue Bonds, Mansion Apartments II, Series 1999, 6.125%, 4/01/22 (Alternative Minimum Tax)	10/11 at 100.00	N/R	1,783,002
6,197	Total Housing/Multifamily			6,105,075

Nuveen Investments	53

Portfolio of Investments

Nuveen Missouri Municipal Bond Fund (continued)

May 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Housing/Single Family – 1.5%

$130	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, Homeownership Loan Program, Series 2000A-1, 6.300%, 9/01/25 (Alternative Minimum Tax)	9/11 at 100.00	AAA	$132,649

100	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, Homeownership Loan Program, Series 2000B-1, 6.200%, 9/01/25 (Alternative Minimum Tax)	9/11 at 100.00	AAA	105,736

920	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, Homeownership Loan Program, Series 2005A-1, 5.900%, 9/01/35 (Alternative Minimum Tax)	9/14 at 100.00	AAA	935,484

865	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, Homeownership Loan Program, Series 2007A-1, 4.700%, 9/01/27 (Alternative Minimum Tax)	9/16 at 100.00	AAA	834,431

1,490	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, Homeownership Loan Program, Series 2007E-1, 5.200%, 9/01/38 (Alternative Minimum Tax)	No Opt. Call	AAA	1,460,096
3,505	Total Housing/Single Family			3,468,396
	Long-Term Care – 7.2%

2,250	Cole County Industrial Development Authority, Missouri, Revenue Bonds, Lutheran Senior Services – Heisinger Project, Series 2004, 5.500%, 2/01/35	2/14 at 100.00	A-	2,053,035

1,500	Joplin Industrial Development Authority, Missouri, Revenue Bonds, Christian Homes Inc., Series 2007F, 5.750%, 5/15/31	5/17 at 100.00	BBB-	1,345,875

4,250	Kansas City Industrial Development Authority, Missouri, Retirement Center Revenue Refunding and Improvement Bonds, Kingswood Project, Series 1998A, 5.875%, 11/15/29	11/11 at 100.00	N/R	3,385,975

	Lees Summit Industrial Development Authority, Missouri, Revenue Bonds, John Knox Village Obligated Group, Series 2007A:
1,500	5.125%, 8/15/26	8/17 at 100.00	BBB-	1,381,395
2,525	5.125%, 8/15/32	8/17 at 100.00	BBB-	2,201,522

1,285	Missouri Development Finance Board, Healthcare Facilities Revenue Bonds, Lutheran Home for the Aged, Series 2001A, 5.600%, 11/01/21	11/11 at 100.00	Aa2	1,291,721

2,000	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services, Series 2007A, 4.875%, 2/01/37	2/17 at 100.00	A-	1,646,100

1,200	St. Louis County Industrial Development Authority, Missouri, GNMA Collateralized Healthcare Facilities Revenue Bonds, Mary, Queen and Mother Association, Series 2001, 5.400%, 9/20/34	9/11 at 101.00	AA+	1,201,860

2,000	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village of West County, Series 2007A, 5.500%, 9/01/28	9/17 at 100.00	BBB	1,827,040
18,510	Total Long-Term Care			16,334,523
	Materials – 0.5%

1,000	Sugar Creek, Missouri, Industrial Development Revenue Bonds, Lafarge North America Inc., Series 2003A, 5.650%, 6/01/37 (Alternative Minimum Tax)	6/13 at 101.00	Baa3	872,080
	Tax Obligation/General – 10.9%

	Belton, Missouri, General Obligation Bonds, Refunding & Improvement Series 2011:
1,120	5.000%, 3/01/29	3/21 at 100.00	A+	1,179,550
565	5.000%, 3/01/30	3/21 at 100.00	A+	590,465

2,000	Cass County Reorganized School District R-II, Raymore and Peculiar, Missouri, General Obligation Bonds, Series 2002, 5.250%, 3/01/20 – AGM Insured	3/12 at 100.00	AA+	2,063,760

540	Clay County Public School District 53, Liberty, Missouri, General Obligation Bonds, Series 2001C, 5.200%, 3/01/21	3/12 at 100.00	AA+	555,952

1,280	Clay County Public School District 53, Liberty, Missouri, General Obligation Bonds, Series 2002B, 5.000%, 3/01/22 – AGM Insured	3/12 at 100.00	AA+	1,310,682

1,315	Independence School District, Jackson County, Missouri, General Obligation Bonds, Series 2010, 5.000%, 3/01/27	3/20 at 100.00	AA+	1,444,291

54	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General (continued)

$2,000	Miller County School District R-2, Osage, Missouri, General Obligation Bonds, Series 2006, 5.000%, 3/01/24 – AGM Insured	3/16 at 100.00	AA+	$2,118,280

	Missouri School Boards Association, Lease Participation Certificates, Clay County School District 53 Liberty, Series 2007:
1,070	5.250%, 3/01/26 – AGM Insured	3/17 at 100.00	AA+	1,139,443
625	5.250%, 3/01/27 – AGM Insured	3/17 at 100.00	AA+	661,938

1,250	Nixa Reorganized School District R 02, Missouri, General Obligation Bonds, Series 2006, 5.250%, 3/01/24 – AGM Insured	3/16 at 100.00	AA+	1,358,463

1,240	North Kansas City School District 74, Clay County, Missouri, General Obligation Bonds, Direct Deposit Program, Series 2007, 5.000%, 3/01/27	3/18 at 100.00	AA+	1,337,365

4,500	North Kansas City School District 74, Clay County, Missouri, General Obligation Bonds, Series 2005, 5.000%, 3/01/25	3/15 at 100.00	AA+	4,741,830

	Springfield School District R12, Missouri, General Obligation Bonds, Series 2003:
1,225	5.125%, 3/01/20 – FGIC Insured	3/13 at 100.00	AA+	1,300,117
2,000	5.000%, 3/01/22 – FGIC Insured	3/13 at 100.00	AA+	2,111,140
1,250	5.000%, 3/01/23 – FGIC Insured	3/13 at 100.00	AA+	1,290,250

1,345	St. Louis County Pattonville School District R3, Missouri, General Obligation Bonds, Series 2000, 6.500%, 3/01/14 – FGIC Insured	No Opt. Call	AA	1,548,552
23,325	Total Tax Obligation/General			24,752,078
	Tax Obligation/Limited – 20.8%

1,290	Cape Girardeau County Building Corporation, Missouri, Leasehold Revenue Bonds, Reorganized School District R-02, Jackson R-II School District High School Project, Series 2005, 5.250%, 3/01/21 – NPFG Insured	3/16 at 100.00	A	1,384,364

420	Cottleville, Missouri, Certificates of Participation, Series 2006, 5.250%, 8/01/31	8/14 at 100.00	N/R	377,063

1,035	Dunklin County, Missouri, Certificates of Participation, Series 2004, 5.000%, 12/01/19 – FGIC Insured	12/14 at 100.00	BBB	1,074,692

790	Fenton, Missouri, Tax Increment Revenue Bonds, Gravois Bluffs Redevelopment Project, Series 2006, 4.500%, 4/01/21	4/14 at 100.00	BBB+	796,439

1,685	Fulton, Missouri, Tax Increment Revenue Bonds, Fulton Commons Redevelopment Project, Series 2006, 5.000%, 6/01/28	6/16 at 100.00	N/R	1,316,524

3,000	Harrisonville, Missouri, Lease Participation Certificates, Series 2003, 5.000%, 12/01/22 – SYNCORA GTY Insured	12/13 at 100.00	A+	3,072,990

2,525	Kansas City Tax Increment Financing Commission, Missouri, Tax Increment Revenue Bonds, Briarcliff West Project, Series 2006A, 5.400%, 6/01/24	6/14 at 102.00	N/R	2,132,211

500	Kansas City Tax Increment Financing Commission, Missouri, Tax Increment Revenue Bonds, Maincor Project, Series 2007A, 5.250%, 3/01/18	No Opt. Call	N/R	482,340

500	Kansas City, Missouri, Industrial Development Authority, Downtown Redevelpment District Revenue Bonds, Series 2011A, 5.000%, 9/01/32 (WI/DD, Settling 6/01/11)	9/21 at 100.00	AA–	486,875

2,000	Lakeside 370 Levee District, Saint Charles, Missouri, Levee District Improvement Bonds, Series 2008, 7.000%, 4/01/28	4/16 at 100.00	N/R	1,842,380

3,885	Missouri Association of Rural Education, Pulaski County, Certificates of Participation, Waynesville School District R-6, Series 2004, 5.100%, 3/01/24 – NPFG Insured	3/14 at 100.00	Baa1	3,885,427

4,920	Missouri Development Finance Board, Infrastructure Facilities Revenue Bonds, Branson Landing Project, Series 2005A, 5.000%, 6/01/35	6/15 at 100.00	A	4,606,793

2,335	Missouri Development Finance Board, Infrastructure Facilities Revenue Bonds, City of Independence, Crackerneck Creek Project, Series 2006C, 5.000%, 3/01/28	3/16 at 100.00	A–	2,311,323

450	Monarch-Chesterfield Levee District, St. Louis County, Missouri, Levee District Improvement Bonds, Series 1999, 5.750%, 3/01/19 – NPFG Insured	9/11 at 100.00	Baa1	451,548

2,500	Osage Beach, Missouri, Tax Increment Revenue Bonds, Prewitts Point Transportation Development District, Series 2006, 5.000%, 5/01/23	5/12 at 102.00	N/R	2,056,050

Nuveen Investments	55

Portfolio of Investments

Nuveen Missouri Municipal Bond Fund (continued)

May 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Tax Obligation/Limited (continued)

$1,000	Pevely, Missouri, General Obligation Bonds, Series 2004, 5.250%, 3/01/24 – RAAI Insured	3/13 at 100.00	N/R		$1,016,930

3,000	Puerto Rico Public Buildings Authority, Guaranteed Government Facilities Revenue Bonds, Series 1993L, 5.500%, 7/01/21	No Opt. Call	A3		3,098,310

1,930	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 6.000%, 8/01/42	8/19 at 100.00	A+		1,982,419

1,170	Riverside, Missouri, L-385 Levee Redevelopment Plan Tax Increment Revenue Bonds, Series 2004, 5.250%, 5/01/20	5/15 at 100.00	A		1,201,988

1,945	Springfield Center City Development Corporation, Missouri, Lease Revenue Bonds, Jordan Valley Park Exposition Center, Series 2002A, 5.000%, 6/01/27 – AMBAC Insured	6/12 at 100.00	Aa3		1,957,895

2,950	Springfield Public Building Corporation, Missouri, Lease Revenue Bonds, Jordan Valley Park Projects, Series 2000A, 6.125%, 6/01/21 – AMBAC Insured	12/11 at 100.00	N/R		2,954,130

2,500	Springfield Public Building Corporation, Missouri, Lease Revenue Bonds, Series 2004, 5.000%, 3/01/24 – AMBAC Insured	3/14 at 100.00	Aa2		2,667,200

	St. Joseph Industrial Development Authority, Missouri, Tax Increment Bonds, Shoppes at North Village Project, Series 2005A:
660	5.375%, 11/01/24	11/14 at 100.00	N/R		587,638
1,600	5.500%, 11/01/27	11/14 at 100.00	N/R		1,396,064

1,800	St. Joseph Industrial Development Authority, Missouri, Tax Increment Bonds, Shoppes at North Village Project, Series 2005B, 5.500%, 11/01/27	11/14 at 100.00	N/R		1,546,686

3,225	St. Louis Industrial Development Authority, Missouri, Senior Lien Revenue Bonds, St. Louis Convention Center Headquarters Hotel, Series 2000A, 0.000%, 7/15/15 – AMBAC Insured	No Opt. Call	A		2,512,404
49,615	Total Tax Obligation/Limited				47,198,683
	Transportation – 6.7%

2,000	Kansas City, Missouri, Passenger Facility Charge Revenue Bonds, Kansas City International Airport, Series 2001, 5.000%, 4/01/23 – AMBAC Insured (Alternative Minimum Tax)	10/11 at 101.00	A		2,011,440

	St. Louis Land Clearance Redevelopment Authority, Missouri, Revenue Refunding and Improvement Bonds, LCRA Parking Facilities, Series 1999C:
1,000	7.000%, 9/01/19	9/11 at 100.00	N/R		999,720
2,400	7.050%, 9/01/24	9/11 at 100.00	N/R		2,211,336

3,000	St. Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Series 2005, 5.500%, 7/01/18 – NPFG Insured	No Opt. Call	A–		3,318,120

2,000	St. Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Series 2007A, 5.000%, 7/01/21 – AGM Insured	7/17 at 100.00	AA+		2,077,960

	St. Louis, Missouri, Airport Revenue Refunding Bonds, Series 2003A:
3,450	5.250%, 7/01/16 – AGM Insured	7/13 at 100.00	AA+		3,631,298
1,000	5.250%, 7/01/18 – AGM Insured	7/13 at 100.00	AA+		1,037,590
14,850	Total Transportation				15,287,464
	U.S. Guaranteed – 7.1% (4)

4,500	Cape Girardeau County, Missouri, Single Family Mortgage Revenue Bonds, Series 1983, 0.000%, 12/01/14 (ETM) (5)	No Opt. Call	Aaa		4,290,165

2,710	Columbia, Missouri, Water and Electric Revenue Bonds, Series 2002A, 5.000%, 10/01/26 (Pre-refunded 10/01/12) – AMBAC Insured	10/12 at 100.00	AA–	(4)	2,876,909

1,025	Excelsior Springs School District, Missouri, Leasehold Revenue Bonds, Series 1994, 0.000%, 3/01/14 – AGM Insured (ETM)	No Opt. Call	AA+	(4)	993,748

2,500	Fenton, Missouri, Tax Increment Refunding and Improvement Revenue Bonds, Gravois Bluffs Redevelopment Project, Series 2002, 6.125%, 10/01/21 (Pre-refunded 10/01/12)	10/12 at 100.00	AAA		2,678,775

56	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	U.S. Guaranteed (4) (continued)

$1,500	Lees Summit Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, John Knox Village, Series 2002, 5.700%, 8/15/22 (Pre-refunded 8/15/12)	8/12 at 101.00	AAA		$1,606,080

	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lester E. Cox Medical Center, Series 1992H:
1,000	0.000%, 9/01/17 – NPFG Insured (ETM)	No Opt. Call	A2	(4)	851,750
1,785	0.000%, 9/01/21 – NPFG Insured (ETM)	No Opt. Call	BBB	(4)	1,241,128
2,385	0.000%, 9/01/22 – NPFG Insured (ETM)	No Opt. Call	A2	(4)	1,570,761
17,405	Total U.S. Guaranteed				16,109,316
	Utilities – 5.3%

3,000	Missouri Environmental Improvement and Energy Resources Authority, Revenue Bonds, Kansas City Power & Light Company Project, Series 2008, 4.900%, 5/01/38 (Mandatory put 7/01/13)	No Opt. Call	BBB		3,144,450

1,000	Missouri Joint Municipal Electric Utility Commission, Prairie State Power Project Revenue Bonds, Series 2007A, 5.000%, 1/01/42 – AMBAC Insured	1/17 at 100.00	A3		965,790

1,195	Nixa, Missouri, Electric System Revenue Bonds, Series 2005, 5.000%, 4/01/25 – SYNCORA GTY Insured	4/13 at 100.00	N/R		1,190,782

2,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2003NN, 5.250%, 7/01/23 – NPFG Insured	No Opt. Call	A3		2,092,920

1,560	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010XX, 5.250%, 7/01/40	7/20 at 100.00	A3		1,475,573

3,030	Sikeston, Missouri, Electric System Revenue Refunding Bonds, Series 1996, 6.000%, 6/01/14 – NPFG Insured	No Opt. Call	Baa1		3,237,978
11,785	Total Utilities				12,107,493
	Water and Sewer – 3.6%

1,000	Carroll County Public Water Supply District 1, Missouri, Water System Revenue Bonds, Refunding Series 2009, 6.000%, 3/01/39	3/18 at 100.00	A		1,046,289

1,825	Kansas City, Missouri, Sewerage System Revenue Bonds, Series 2002D-1, 5.375%, 1/01/22	1/12 at 100.00	AA		1,865,459

1,600	Missouri Development Finance Board, Independence, Infrastructure Facilities Revenue Bonds, Water System Improvement Projects, Series 2004, 5.000%, 11/01/24 – AMBAC Insured	11/14 at 100.00	A–		1,625,519

2,965	Missouri Environmental Improvement and Energy Resources Authority, Water Facility Revenue Bonds, Missouri-American Water Company, Series 2006, 4.600%, 12/01/36 – AMBAC Insured (Alternative Minimum Tax) (UB)	12/16 at 100.00	AA+		2,628,532

1,000	St. Charles County Public Water Supply District 2, Missouri, Certificates of Participation, Series 2002A, 5.250%, 12/01/28 – NPFG Insured	12/11 at 100.00	Baa1		1,004,228
8,390	Total Water and Sewer				8,170,027
$238,707	Total Investments (cost $224,774,105) – 100.1%				227,355,967
	Floating Rate Obligations – (1.0)%				(2,225,000)
	Other Assets Less Liabilities – 0.9%				1,902,381
	Net Assets – 100%				$227,033,348

Nuveen Investments	57

Portfolio of Investments

Nuveen Missouri Municipal Bond Fund (continued)

May 31, 2011

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.

N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

58	Nuveen Investments

Portfolio of Investments

Nuveen Ohio Municipal Bond Fund

May 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Consumer Staples – 5.1%

	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
$9,770	5.875%, 6/01/30	6/17 at 100.00	Baa3	$7,154,864
5,000	5.750%, 6/01/34	6/17 at 100.00	Baa3	3,483,900
12,250	5.875%, 6/01/47	6/17 at 100.00	Baa3	8,399,824

5,320	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33	5/12 at 100.00	BBB	4,710,009
32,340	Total Consumer Staples			23,748,597
	Education and Civic Organizations – 7.7%

4,090	Cleveland State University, Ohio, General Receipts Bonds, Series 2003A, 5.000%, 6/01/23 – FGIC Insured	6/13 at 100.00	A+	4,219,121

	Ohio Higher Education Facilities Commission, General Revenue Bonds, Case Western Reserve University, Series 2004A:
2,310	5.000%, 12/01/16 – AMBAC Insured	12/13 at 100.00	AA–	2,485,860
2,825	5.000%, 12/01/17 – AMBAC Insured	12/13 at 100.00	AA–	3,008,088
2,975	5.000%, 12/01/18 – AMBAC Insured	12/13 at 100.00	AA–	3,143,117

1,600	Ohio Higher Education Facilities Commission, General Revenue Bonds, Kenyon College, Series 2006, 5.000%, 7/01/41	7/16 at 100.00	A+	1,575,456

1,750	Ohio Higher Education Facilities Commission, General Revenue Bonds, Oberlin College, Series 2003, 5.125%, 10/01/24	10/13 at 100.00	AA	1,841,910

910	Ohio Higher Education Facilities Commission, Revenue Bonds, Case Western Reserve University, Series 1990B, 6.500%, 10/01/20	No Opt. Call	AA–	1,096,168

	Ohio Higher Education Facilities Commission, Revenue Bonds, Wittenberg University, Series 2005:
1,000	5.000%, 12/01/24	12/15 at 100.00	Baa2	940,980
1,000	5.000%, 12/01/29	12/15 at 100.00	Baa2	890,190

	Ohio Higher Educational Facilities Commission, Revenue Bonds, University of Dayton, Series 2004:
1,315	5.000%, 12/01/25 – AMBAC Insured	12/14 at 100.00	A	1,344,614
1,060	5.000%, 12/01/27 – AMBAC Insured	12/14 at 100.00	A	1,075,275

	Ohio Higher Educational Facilities Commission, Revenue Bonds, Wittenberg University, Series 2001:
1,200	5.500%, 12/01/21	12/11 at 100.00	Baa2	1,201,524
2,075	5.000%, 12/01/26	12/11 at 100.00	Baa2	1,906,780

1,885	Ohio State Higher Education Facilities, Revenue Bonds, Case Western Reserve University, Series 2006, 5.000%, 12/01/44 – NPFG Insured	12/16 at 100.00	AA–	1,894,444

	Ohio University at Athens, Subordinate Lien General Receipts Bonds, Series 2004:
1,855	5.000%, 12/01/21 – NPFG Insured	6/14 at 100.00	Aa3	1,993,086
1,900	5.000%, 12/01/23 – NPFG Insured	6/14 at 100.00	Aa3	1,961,465

1,675	University of Cincinnati, Ohio, General Receipts Bonds, Series 2004A, 5.000%, 6/01/21 – AMBAC Insured	6/14 at 100.00	A+	1,758,884

	University of Cincinnati, Ohio, General Receipts Bonds, Series 2004D:
1,325	5.000%, 6/01/24 – AMBAC Insured	6/14 at 100.00	A+	1,355,939
1,005	5.000%, 6/01/26 – AMBAC Insured	6/14 at 100.00	A+	1,022,196

1,025	University of Cincinnati, Ohio, General Receipts Bonds, Series 2004E, 5.000%, 6/01/21 – AMBAC Insured	12/14 at 100.00	A+	1,069,700
34,780	Total Education and Civic Organizations			35,784,797
	Health Care – 17.4%

7,130	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Facilities Revenue Bonds, Summa Health System, Series 1998A, 5.375%, 11/15/24	11/11 at 100.00	Baa1	6,963,800

Nuveen Investments	59

Portfolio of Investments

Nuveen Ohio Municipal Bond Fund (continued)

May 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Facilities Revenue Bonds, Summa Health System, Series 2004A:
$1,220	5.250%, 11/15/31 – RAAI Insured	No Opt. Call	Baa1	$1,099,696
150	5.500%, 11/15/34 – RAAI Insured	11/14 at 100.00	Baa1	136,074

1,065	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Revenue Bonds, Children’s Hospital Medical Center, Series 2003, 5.250%, 11/15/25 –AGM Insured	11/13 at 100.00	Aa3	1,084,490

2,950	Allen County, Ohio, Hospital Facilities Revenue Bonds, Catholic Healthcare Partners, Series 2010A, 5.250%, 6/01/38	6/20 at 100.00	AA–	2,899,850

5,000	Butler County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Series 2010, 5.500%, 11/01/40	11/20 at 100.00	BBB+	4,307,000

1,000	Cuyahoga County, Ohio, Hospital Revenue Refunding and Improvement Bonds, MetroHealth System, Series 1997, 5.625%, 2/15/17 – NPFG Insured	8/11 at 100.00	A2	1,001,650

3,900	Cuyahoga County, Ohio, Revenue Refunding Bonds, Cleveland Clinic Health System, Series 2003A, 6.000%, 1/01/32	7/13 at 100.00	Aa2	4,042,818

	Franklin County, Ohio, Hospital Revenue Bonds, Nationwide Children’s Hospital Project, Improvement Series 2009:
2,250	5.000%, 11/01/34	11/19 at 100.00	Aa2	2,210,288
3,000	5.250%, 11/01/40	11/19 at 100.00	Aa2	2,995,380

3,180	Franklin County, Ohio, Hospital Revenue Bonds, Nationwide Children’s Hospital Project, Series 2005, 5.000%, 11/01/40	11/18 at 100.00	Aa2	3,056,807

2,000	Lorain County, Ohio, Hospital Revenue Refunding and Improvement Bonds, Catholic Healthcare Partners, Refunding Series 2002, 5.375%, 10/01/30	10/12 at 100.00	AA–	2,005,840

1,000	Lorain County, Ohio, Hospital Revenue Refunding and Improvement Bonds, Catholic Healthcare Partners, Series 2001A, 5.250%, 10/01/33	No Opt. Call	AA–	997,320

	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 1999:
6,490	5.375%, 11/15/29 – AMBAC Insured	11/11 at 100.00	AA–	6,496,425
480	5.375%, 11/15/29 – AMBAC Insured	11/11 at 100.00	N/R	480,259
225	5.375%, 11/15/39 – AMBAC Insured	11/11 at 100.00	AA–	224,831

305	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 2008D, 5.125%, 11/15/40	11/18 at 100.00	AA–	293,126

2,665	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 2011A, 6.000%, 11/15/41	11/21 at 100.00	AA–	2,811,015

2,000	Miami County, Ohio, Hospital Facilities Revenue Refunding Bonds, Upper Valley Medical Center Inc., Series 2006, 5.250%, 5/15/26	5/16 at 100.00	A–	2,002,540

4,000	Middleburg Heights, Ohio, Hospital Improvement Revenue Refunding Bonds, Southwest General Hospital, Series 1995, 5.625%, 8/15/15 – AGM Insured	8/11 at 100.00	AA+	4,013,160

7,000	Montgomery County, Ohio, Hospital Facilities Revenue Refunding and Improvement Bonds, Kettering Medical Center, Series 1996, 6.250%, 4/01/20 –NPFG Insured	No Opt. Call	A	8,148,839

2,270	Montgomery County, Ohio, Revenue Bonds, Catholic Health Initiatives, Series 2004A, 5.000%, 5/01/32	No Opt. Call	AA	2,274,177

	Montgomery County, Ohio, Revenue Bonds, Miami Valley Hospital, Series 2009A:
2,000	6.250%, 11/15/33	11/14 at 100.00	Aa3	2,089,340
1,125	6.250%, 11/15/39	11/14 at 100.00	Aa3	1,167,649

2,480	Ohio State Higher Educational Facilities Commission, Hospital Revenue Bonds, Summa Health System Project, Series 2010, 5.250%, 11/15/40 – AGM Insured	5/20 at 100.00	AA+	2,367,755

1,150	Ohio State Higher Educational Facilities Commission, Hospital Revenue Bonds, University Hospitals Health System, Series 2009, 6.750%, 1/15/39	1/15 at 100.00	A	1,186,271

60	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

$1,000	Ohio State, Hospital Facility Revenue Refunding Bonds, Cleveland Clinic Health System Obligated Group, Series 2009A, 5.500%, 1/01/39	1/19 at 100.00	Aa2	$1,019,810

	Ohio State, Hospital Facility Revenue Refunding Bonds, Cleveland Clinic Health System Obligated Group, Tender Option Bond Trust 3551:
5,625	20.065%, 1/01/33 (IF)	1/19 at 100.00	Aa2	6,070,725
700	20.008%, 1/01/17 (IF)	No Opt. Call	Aa2	736,848

2,280	Ohio State, Hospital Facility Revenue Refunding Bonds, Cleveland Clinic Health System Obligated Group, Tender Option Bond Trust 3591, 20.222%, 1/01/17 (IF)	No Opt. Call	Aa2	2,460,667

665	Richland County, Ohio, Hospital Facilities Revenue Improvement Bonds, MedCentral Health System Obligated Group, Series 2000B, 6.375%, 11/15/22	11/12 at 100.00	A–	672,534

	Richland County, Ohio, Hospital Revenue Bonds, MidCentral Health System Group, Series 2006:
75	5.000%, 11/15/13	No Opt. Call	A–	79,868
2,700	5.250%, 11/15/36	11/16 at 100.00	A–	2,537,730

1,075	Ross County, Ohio, Hospital Revenue Refunding Bonds, Adena Health System Series 2008, 5.750%, 12/01/35	12/18 at 100.00	A	1,078,247
80,155	Total Health Care			81,012,829
	Housing/Multifamily – 2.8%

970	Clark County, Ohio, Multifamily Housing Revenue Bonds, Church of God Retirement Home, Series 1998, 6.250%, 11/01/30 (Alternative Minimum Tax)	11/11 at 100.00	N/R	767,998

3,045	Franklin County, Ohio, GNMA Collateralized Multifamily Housing Mortgage Revenue Bonds, Carriage House Apartments Project, Series 2002, 5.400%, 3/20/37	9/11 at 102.00	Aaa	3,070,274

1,805	Montgomery County, Ohio, GNMA Guaranteed Multifamily Housing Revenue Bonds, Canterbury Court Project, Series 2007, 5.500%, 10/20/42 (Alternative Minimum Tax)	10/18 at 101.00	Aa1	1,812,762

2,295	Ohio Capital Corporation for Housing, FHA-Insured Section 8 Assisted Mortgage Loan Revenue Refunding Bonds, Series 1999D, 5.950%, 2/01/23	8/11 at 100.00	Aa2	2,297,318

2,175	Summit County Port Authority, Ohio, Multifamily Housing Revenue Bonds, Callis Tower Apartments Project, Series 2007, 5.250%, 9/20/47 (Alternative Minimum Tax)	9/17 at 102.00	AAA	2,107,336

3,000	Trumbull County, Ohio, Multifamily Housing Revenue Bonds, Royal Mall Apartments, Series 2007, 5.000%, 5/20/49 (Alternative Minimum Tax)	11/17 at 102.00	Aaa	2,807,100
13,290	Total Housing/Multifamily			12,862,788
	Housing/Single Family – 0.1%

1,105	Ohio Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2006H, 5.000%, 9/01/31 (Alternative Minimum Tax)	9/15 at 100.00	Aaa	1,070,712
	Industrials – 1.7%

500	Cleveland-Cuyahoga County Port Authority, Ohio, Common Bond Fund Revenue Bonds, Cleveland Christian Home Project, Series 2002C, 5.950%, 5/15/22	5/12 at 102.00	BBB–	475,475

300	Cleveland-Cuyahoga County Port Authority, Ohio, Development Revenue Bonds, Bond Fund Program – Columbia National Group Project, Series 2005D, 5.000%, 5/15/20 (Alternative Minimum Tax)	11/15 at 100.00	BBB–	266,151

1,550	Cleveland-Cuyahoga County Port Authority, Ohio, Development Revenue Bonds, Jergens Inc., Series 1998A, 5.375%, 5/15/18 (Alternative Minimum Tax)	11/11 at 100.00	BBB–	1,465,618

75	Cleveland-Cuyahoga County Port Authority, Ohio, Development Revenue Bonds, Port Cleveland Bond Fund, Series 1997A, 5.800%, 5/15/27 (Alternative Minimum Tax)	No Opt. Call	BBB–	66,331

Nuveen Investments	61

Portfolio of Investments

Nuveen Ohio Municipal Bond Fund (continued)

May 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Industrials (continued)

$445	Cleveland-Cuyahoga County Port Authority, Ohio, Development Revenue Bonds, Port Cleveland Bond Fund, Series 2002A, 5.600%, 11/15/15	5/12 at 102.00	BBB–	$435,624

	Ohio State, Economic Development Revenue Bonds, Ohio Enterprise Bond Fund, Shearer’s Foods Inc. Project, Series 2009-5:
1,455	5.000%, 6/01/22	12/19 at 100.00	AA–	1,608,182
1,645	5.000%, 12/01/24	12/19 at 100.00	AA–	1,767,207

	Ohio, Economic Development Revenue Bonds, Enterprise Bond Fund Loan Pool, Series 2002-4:
290	5.000%, 6/01/15 (Alternative Minimum Tax)	6/12 at 102.00	AA–	300,904
675	5.450%, 6/01/22 (Alternative Minimum Tax)	6/12 at 102.00	AA–	693,340

1,020	Ohio, Economic Development Revenue Bonds, Enterprise Bond Fund Loan Pool, Series 2002-7, 5.850%, 12/01/22 (Alternative Minimum Tax)	No Opt. Call	AA–	1,059,117
7,955	Total Industrials			8,137,949
	Long-Term Care – 1.2%

1,005	Franklin County, Ohio, Healthcare Facilities Revenue Bonds, Ohio Presbyterian Retirement Services, Improvement Series 2010A, 5.625%, 7/01/26	7/21 at 100.00	BBB	1,003,432

2,000	Franklin County, Ohio, Healthcare Facilities Revenue Bonds, Presbyterian Retirement Services, Series 2002A, 5.125%, 7/01/22 – RAAI Insured	7/12 at 100.00	BBB	1,997,400

2,580	Montgomery County, Ohio, Health Care and Multifamily Housing Revenue Bonds, Saint Leonard, Refunding & improvement Series 2010, 6.625%, 4/01/40	4/20 at 100.00	BBB–	2,454,354
5,585	Total Long-Term Care			5,455,186
	Materials – 0.8%

3,500	Lorain County Port Authority, Ohio, Recovery Zone Facility Economic Development Revenue Bonds, United State Steel Corporation Project, Series 2010, 6.750%, 12/01/40	12/20 at 100.00	BB	3,547,215
	Tax Obligation/General – 22.2%

	Adams County Valley School District, Adams and Highland Counties, Ohio, Unlimited Tax School Improvement General Obligation Bonds, Series 1995:
5,185	7.000%, 12/01/15 – NPFG Insured	No Opt. Call	Baa1	5,790,867
9,500	5.250%, 12/01/21 – NPFG Insured	12/11 at 100.00	Baa1	9,506,174

600	Anthony Wayne Local School District, Lucas, Wood and Fulton Counties, Ohio, School Facilities Construction and Improvement Bonds, Series 1995, 0.000%, 12/01/13 – FGIC Insured	No Opt. Call	Aa3	573,786

25	Barberton City School District, Summit County, Ohio, General Obligation Bonds, School Improvement Series 2008, 5.250%, 12/01/31	6/18 at 100.00	AA	26,154

1,000	Beavercreek City School District, Ohio, General Obligation Bonds, Series 2009, 5.000%, 12/01/36	6/19 at 100.00	Aa1	1,026,180

1,435	Buckeye Valley Local School District, Ohio, Unlimited Tax General Obligation Bonds, Series 1995A, 6.850%, 12/01/15 – NPFG Insured	No Opt. Call	Baa1	1,607,989

1,000	Butler County, Hamilton, Ohio, Limited Tax General Obligation Bonds, One Renaissance Center Acquisition, Series 2001, 5.375%, 11/01/17 – AMBAC Insured	11/11 at 101.00	Aa3	1,029,480

2,515	Canton City School District, Stark County, Ohio, General Obligation Bonds, Series 2005, 5.000%, 12/01/19 – NPFG Insured	6/15 at 100.00	A–	2,714,590

2,295	Central Ohio Solid Waste Authority, General Obligation Bonds, Series 2004A, 5.000%, 12/01/15 – AMBAC Insured	6/14 at 100.00	AAA	2,530,352

1,000	Clyde-Green Springs Exempt Village School District, Summit County, Ohio, General Obligation Bonds, Series 2008, 5.000%, 12/01/27 – AGM Insured	6/18 at 100.00	Aa2	1,046,540

1,000	Columbus City School District, Franklin County, Ohio, General Obligation Bonds, Series 2006, 0.000%, 12/01/28 – AGM Insured	No Opt. Call	AA+	401,990

62	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General (continued)

$1,000	Columbus City School District, Franklin County, Ohio, General Obligation Bonds, Series 2009B, 5.000%, 12/01/29	12/19 at 100.00	AA	$1,059,990

2,675	Cuyahoga County, Ohio, General Obligation Bonds, Series 2004, 5.000%, 12/01/22	12/14 at 100.00	AA+	2,914,760

1,345	Cuyahoga County, Ohio, Limited Tax General Obligation Bonds, Series 1993, 5.650%, 5/15/18	No Opt. Call	Aa1	1,557,456

630	Cuyahoga County, Ohio, Limited Tax General Obligation Various Purpose Refunding Bonds, Series 1993B, 5.250%, 10/01/13	No Opt. Call	AA+	656,032

1,245	Cuyahoga Falls, Ohio, General Obligation Bonds, Series 2004, 5.000%, 12/01/18 – NPFG Insured	6/14 at 100.00	Aa2	1,357,025

1,170	Dayton, Ohio, General Obligation Bonds, Series 2004, 5.250%, 12/01/15 – AMBAC Insured	6/14 at 100.00	Aa2	1,295,798

1,000	Delaware City School District, Delaware County, Ohio, Unlimited Tax General Obligation School Facilities Construction and Improvement Bonds, Series 1995, 0.000%, 12/01/11 – FGIC Insured	No Opt. Call	BBB	994,990

1,000	Fairview Park, Ohio, General Obligation Bonds, Series 2005, 5.000%, 12/01/25 – NPFG Insured	12/15 at 100.00	Aa2	1,036,020

1,005	Findlay, Ohio, General Obligation Bonds, Series 2004, 5.250%, 7/01/15 – NPFG Insured	7/14 at 100.00	AA	1,119,610

3,160	Franklin County, Ohio, General Obligation Bonds, Series 2007, 5.000%, 12/01/28	12/17 at 100.00	AAA	3,373,774

2,500	Hubbard Exempt Village School District, Trumbull County, Ohio, General Obligation Bonds, Classroom Facilities Improvements, Series 2007, 5.000%, 12/01/34 – CIFG Insured	6/17 at 100.00	A+	2,523,850

	Indian Creek Local School District, Jefferson County, Ohio, General Obligation Bonds, School Facilities Construction and Improvements, Series 2009:
1,750	5.000%, 12/01/34	No Opt. Call	Aa2	1,821,960
1,100	5.125%, 12/01/36	No Opt. Call	Aa2	1,136,806

1,270	Kenston Local School District, Geauga County, Ohio, General Obligation Bonds, Series 2003, 5.000%, 12/01/23 – NPFG Insured	6/13 at 100.00	Aa2	1,344,079

1,400	Kent City School District, Portage County, Ohio, General Obligation Library Improvement Bonds, Series 2004, 5.000%, 12/01/20 – FGIC Insured	12/14 at 100.00	AA	1,535,576

1,500	Kettering City School District, Montgomery County, Ohio, General Obligation Bonds, Series 2007, 5.250%, 12/01/31 – AGM Insured	No Opt. Call	AA+	1,611,090

360	Kettering, Ohio, Limited Tax General Obligation Bonds, Series 1991, 6.650%, 12/01/12	12/11 at 100.00	Aa2	361,850

	Kings Local School District, Warren County, Ohio, General Obligation School Improvement Bonds, Series 2005:
1,000	5.000%, 12/01/22 – NPFG Insured	6/15 at 100.00	Aaa	1,089,750
1,480	5.000%, 12/01/24 – NPFG Insured	6/15 at 100.00	Aaa	1,590,156

555	Lake County, Ohio, Limited Tax Sewer District Improvement Bonds, Series 2000, 5.600%, 12/01/20	No Opt. Call	Aa1	686,191

1,725	Lakewood City School District, Cuyahoga County, Ohio, General Obligation Bonds, Series 2007, 5.000%, 12/01/30 – FGIC Insured	12/17 at 100.00	Aa2	1,781,477

1,000	Lorain, Ohio, General Obligation Bonds, Pellet Terminal Improvement Series 2008, 6.750%, 12/01/28 – AMBAC Insured	12/12 at 100.00	A3	1,086,850

2,380	Lucas County, Ohio, General Obligation Bonds, Various Purpose Series 2010, 5.000%, 10/01/40	10/18 at 100.00	Aa2	2,411,178

1,855	Marysville Exempted School District, Union County, Ohio, General Obligation Bonds, Series 2006, 5.000%, 12/01/24 – AGM Insured	12/15 at 100.00	AA+	1,939,106

1,000	Mason City School District, Counties of Warren and Butler, Ohio, General Obligation Bonds, Series 2007, 5.000%, 12/01/31	6/17 at 100.00	Aaa	1,047,170

Nuveen Investments	63

Portfolio of Investments

Nuveen Ohio Municipal Bond Fund (continued)

May 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General (continued)

$1,000	Milford Exempted Village School District, Ohio, General Obligation Bonds, Series 2008, 5.250%, 12/01/36	12/18 at 100.00	Aa3	$1,021,430

1,265	Monroe Local School District, Butler County, Ohio, General Obligation Bonds, Series 2002, 5.750%, 12/01/20 – AMBAC Insured	No Opt. Call	Aa3	1,504,161

530	Newark, Ohio, General Obligation Bonds, Storm Sewer Improvement Series 2009, 5.500%, 12/01/34	12/19 at 100.00	Aa3	566,321

	Oak Hills Local School District, Hamilton County, Ohio, General Obligation Bonds, Refunding Series 2005:
3,740	5.000%, 12/01/23 – AGM Insured	12/15 at 100.00	AA+	3,992,263
1,000	5.000%, 12/01/25 – AGM Insured	12/15 at 100.00	AA+	1,050,810

730	Ohio, General Obligation Bonds, Common Schools, Series 2004B, 5.000%, 3/15/21	3/14 at 100.00	AA+	788,123

1,845	Ohio, General Obligation Bonds, Infrastructure Improvement Series 2005A, 5.000%, 9/01/16	3/15 at 100.00	AA+	2,080,367

6,055	Ohio, General Obligation Bonds, Infrastructure Improvements, Series 2003F, 5.000%, 2/01/22	2/13 at 100.00	AA+	6,340,917

1,000	Olmsted Falls City School District, Cuyahoga County, Ohio, General Obligation Bonds, Series 2007, 5.000%, 12/01/35 – SYNCORA GTY Insured	6/17 at 100.00	A+	1,006,440

1,500	Pettisville Local School District, Fulton County, Ohio, General Obligation Bonds, School Facilities Construction and Improvement Bonds, Series 2009, 5.000%, 12/01/36	No Opt. Call	Aa2	1,537,770

500	Pickerington Local School District, Fairfield County, Ohio, General Obligation Bonds, Series 1993, 0.000%, 12/01/11 – AMBAC Insured	No Opt. Call	Aa2	496,630

3,315	South Point Local School District, Lawrence County, Ohio, General Obligation Bonds, Series 2004, 5.000%, 12/01/24 – AGM Insured	12/14 at 100.00	AA+	3,468,352

30	Strongsville, Ohio, Limited Tax General Obligation Various Purpose Improvement Bonds, Series 1996, 5.950%, 12/01/21	6/11 at 100.00	Aaa	30,126

2,315	Summit County, Ohio, General Obligation Bonds, Series 2002R, 5.500%, 12/01/21 – FGIC Insured	No Opt. Call	Aa1	2,791,728

1,300	Sylvania City School District, Ohio, General Obligation School Improvement Bonds, Series 1995, 5.250%, 12/01/36 – AGC Insured	6/17 at 100.00	AA+	1,330,524

735	Symmes Township, Hamilton County, Ohio, General Obligation Bonds, Parkland Acquistion & Improvment Series 2010, 5.250%, 12/01/37	12/20 at 100.00	Aa1	783,966

3,755	Toledo City School District, Lucas County, Ohio, General Obligation Bonds, Series 2003B, 5.000%, 12/01/22 – FGIC Insured	12/13 at 100.00	Aa2	3,987,322

1,000	Vandalia Butler City School District, Montgomery County, Ohio, General Obligation Bonds, School Improvment Series 2009, 5.125%, 12/01/37	No Opt. Call	AA	1,029,080

500	Wadsworth City School District, Medina County, Ohio, General Obligation Bonds, School Improvement Series 2009, 5.000%, 12/01/37 – AGC Insured	12/17 at 100.00	AA+	508,880

	West Chester Township, Butler County, Ohio, General Obligation Bonds, Series 2003:
1,365	5.250%, 12/01/19 – NPFG Insured	12/13 at 100.00	Aaa	1,490,839
1,515	5.250%, 12/01/21 – NPFG Insured	12/13 at 100.00	Aaa	1,654,668

2,000	West Clermont Local School District, Clermont County, Ohio, General Obligation Bonds, Series 2008, 5.000%, 12/01/31 – AGM Insured	12/18 at 100.00	AA+	2,089,600
97,655	Total Tax Obligation/General			103,136,963
	Tax Obligation/Limited – 14.9%

5,690	Akron, Ohio, Income Tax Revenue Bonds, Community Learning Centers, Series 2004A, 5.000%, 12/01/33 – FGIC Insured	12/13 at 100.00	AA+	5,713,215

64	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

	Blue Ash, Ohio, Tax Increment Financing Revenue Bonds, Duke Realty Ohio, Series 2006:
$950	5.000%, 12/01/25	12/16 at 102.00	N/R	$896,610
1,165	5.000%, 12/01/30	12/16 at 102.00	N/R	1,005,710
650	5.000%, 12/01/35	12/16 at 102.00	N/R	525,200

1,150	Cincinnati, Ohio, Economic Development Revenue Bonds, Keystone Parke Project, Series 2008A, 5.000%, 11/01/38	11/13 at 102.00	AA	1,123,941

1,850	Cleveland-Cuyahoga County Port Authority, Ohio, Development Revenue Bonds, R.I.T.A. Project, Series 2004, 5.000%, 11/15/19 – RAAI Insured	11/14 at 100.00	N/R	1,891,126

	Columbiana Exempted Village School District, Columbiana County, Ohio, Certificates of Participation, Series 2010:
1,400	5.000%, 12/01/26 – AGM Insured	12/20 at 100.00	AA+	1,486,996
1,645	5.000%, 12/01/28 – AGM Insured	12/20 at 100.00	AA+	1,715,768

1,380	Columbus, Ohio, Tax Increment Financing Bonds, Easton Project, Series 2004A, 5.000%, 12/01/25 – AMBAC Insured	6/14 at 100.00	BBB+	1,403,225

3,250	Cuyhoga County, Ohio, Economic Development Revenue Bonds, Federally Taxable Recovery Zone Facility Medical Mart-Convention Center Project, Series 2010G, 5.000%, 12/01/27	12/20 at 100.00	AA	3,414,255

1,700	Delaware County District Library, Delaware, Franklin, Marion, Morrow and Union Counties, Ohio, Library Fund Library Facilities Special Obligation Notes, Series 2009, 5.000%, 12/01/34	12/19 at 100.00	Aa2	1,741,378

5,615	Franklin County Convention Facilities Authority, Ohio, Excise Tax and Lease Revenue Anticipation Bonds, Series 2005, 5.000%, 12/01/25 – AMBAC Insured	12/15 at 100.00	Aaa	5,897,715

	Franklin County Convention Facilities Authority, Ohio, Excise Tax and Lease Revenue Refunding Anticipation Bonds, Series 2007:
2,215	5.000%, 12/01/26	12/17 at 100.00	Aaa	2,338,730
2,000	5.000%, 12/01/27	12/17 at 100.00	Aaa	2,103,540

3,810	Greater Cleveland Regional Transit Authority, Ohio, General Obligation Bonds, Capital Improvement Refunding Series 2004, 5.000%, 12/01/17 – NPFG Insured	12/14 at 100.00	Aa2	4,154,996

1,210	Groveport, Ohio, Special Obligation Income Tax Receipts Bonds, Series 2002, 5.000%, 12/01/22 – NPFG Insured	12/12 at 100.00	A1	1,252,035

	Hamilton County Convention Facilities Authority, Ohio, First Lien Revenue Bonds, Series 2004:
2,300	5.000%, 12/01/20 – FGIC Insured	6/14 at 100.00	A+	2,465,462
2,535	5.000%, 12/01/22 – FGIC Insured	6/14 at 100.00	A+	2,682,791

5,800	Hamilton County, Ohio, Sales Tax Bonds, Subordinate Lien, Series 2006, 5.000%, 12/01/32 – AMBAC Insured	12/16 at 100.00	A1	5,806,902

3,300	Hamilton County, Ohio, Sales Tax Bonds, Subordinate Series 2000B, 0.000%, 12/01/28 – AMBAC Insured	No Opt. Call	A1	1,246,806

2,635	Mayfield City School District, Ohio, Certificates of Participation, Middle School Project, Series 2009B, 5.000%, 9/01/31	9/19 at 100.00	Aa2	2,676,633

2,015	Milton Union Exempt Village School District, Ohio, Special Limited Obligation Bonds, Series 2009, 5.000%, 12/01/32	12/19 at 100.00	A+	2,069,748

1,485	New Albany Community Authority, Ohio, Community Facilities Revenue Refunding Bonds, Series 2001B, 5.500%, 10/01/16 – AMBAC Insured	4/12 at 100.00	A1	1,514,923

265	Ohio Department of Transportation, Certificates of Participation, Panhandle Rail Line, Series 1992A, 6.500%, 4/15/12 – AGM Insured	10/11 at 100.00	AA+	266,251

1,900	Ohio State Building Authority, State Facilities Bonds, Administrative Building Fund Projects, Series 2005A, 5.000%, 4/01/25 – AGM Insured	4/15 at 100.00	AA+	2,009,079

3,135	Ohio State Building Authority, State Facilities Bonds, Adult Correctional Building Fund Project, Series 2005A, 5.000%, 4/01/23 – AGM Insured	4/15 at 100.00	AA+	3,361,253

1,490	Ohio, State Appropriation Lease Bonds, Mental Health Capital Facilities, Series 2003B-II, 5.000%, 6/01/16	6/13 at 100.00	AA	1,593,570

Nuveen Investments	65

Portfolio of Investments

Nuveen Ohio Municipal Bond Fund (continued)

May 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Tax Obligation/Limited (continued)

$1,000	Ohio, State Appropriation Lease Bonds, Parks and Recreation Capital Facilities, Series 2004A-II, 5.000%, 12/01/15	12/13 at 100.00	AA		$1,089,790

1,000	Ohio, State Appropriation Lease Bonds, Parks and Recreation Capital Facilities, Series 2005A-II, 5.250%, 2/01/19 – AGM Insured	2/15 at 100.00	AA+		1,111,360

11,900	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 0.000%, 8/01/34	No Opt. Call	A+		2,602,649

18,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/44 – NPFG Insured	No Opt. Call	AA		2,029,500

400	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2010A, 0.000%, 8/01/35	No Opt. Call	A+		80,224
94,840	Total Tax Obligation/Limited				69,271,381
	Transportation – 2.6%

1,025	Dayton, Ohio, Airport Revenue Bonds, James M. Cox International Airport, Series 2003C, 5.250%, 12/01/27 – RAAI Insured (Alternative Minimum Tax)	12/13 at 100.00	A–		1,022,755

10,000	Ohio Turnpike Commission, Revenue Refunding Bonds, Series 1998A, 5.500%, 2/15/24 – FGIC Insured	No Opt. Call	AA		11,235,599
11,025	Total Transportation				12,258,354
	U.S. Guaranteed – 7.3% (4)

	Canal Winchester Local School District, Franklin and Fairfield Counties, Ohio, General Obligation Bonds, Series 2005B:
3,420	5.000%, 12/01/26 (Pre-refunded 6/01/15) – NPFG Insured	6/15 at 100.00	A1	(4)	3,913,096
3,590	5.000%, 12/01/27 (Pre-refunded 6/01/15) – NPFG Insured	6/15 at 100.00	A1	(4)	4,107,606

1,235	Dayton, Ohio, Airport Revenue Bonds, James M. Cox International Airport, Series 2005B, 5.000%, 12/01/14 – SYNCORA GTY Insured (ETM)	No Opt. Call	A–	(4)	1,420,658

355	Lorain, Ohio, Hospital Revenue Refunding Bonds, Lakeland Community Hospital Inc., Series 1992, 6.500%, 11/15/12 (ETM)	11/11 at 100.00	A1	(4)	363,971

5,610	Montgomery County, Ohio, Revenue Bonds, Catholic Health Initiatives, Series 2001, 5.375%, 9/01/21 (ETM)	9/11 at 100.00	AA	(4)	5,674,347

3,000	Ohio Higher Education Facilities Commission, Revenue Bonds, Case Western Reserve University, Series 2002B, 5.500%, 10/01/22 (Pre-refunded 10/01/12)	10/12 at 100.00	N/R	(4)	3,202,620

3,665	Ohio Water Development Authority, Loan Revenue Bonds, Pure Water Development, Series 1990I, 6.000%, 12/01/16 – AMBAC Insured (ETM)	No Opt. Call	Aaa		4,093,768

530	Ohio Water Development Authority, Revenue Bonds, Drinking Water Assistance Fund, State Match, Series 2008, 5.000%, 6/01/28 (Pre-refunded 6/01/18) – AGM Insured	6/18 at 100.00	AAA		638,523

1,000	Ohio Water Development Authority, Water Pollution Control Loan Fund Revenue Bonds, Water Quality Project, Series 2005B, 5.000%, 6/01/25 (Pre-refunded 6/01/15)	6/15 at 100.00	AAA		1,157,740

	Olentangy Local School District, Delaware and Franklin Counties, Ohio, General Obligation Bonds, Series 2004A:
400	5.250%, 12/01/21 (Pre-refunded 6/01/14) – FGIC Insured	6/14 at 100.00	AA+	(4)	454,156
3,055	5.250%, 12/01/22 (Pre-refunded 6/01/14) – FGIC Insured	6/14 at 100.00	AA+	(4)	3,468,616

1,495	Otsego Local School District, Wood, Henry and Lucas Counties, Ohio, General Obligation Bonds, Series 2004, 5.375%, 12/01/22 (Pre-refunded 12/01/14) – AGM Insured	12/14 at 100.00	Aa3	(4)	1,739,104

1,545	Puerto Rico Electric Power Authority, Power Revenue Refunding Bonds, Series 1989O, 0.000%, 7/01/17 (ETM)	No Opt. Call	AAA		1,286,784

1,185	Sugarcreek Local School District, Athens County, Ohio, General Obligation Bonds, Series 2003, 5.250%, 12/01/24 (Pre-refunded 12/01/13) – NPFG Insured	12/13 at 100.00	A1	(4)	1,318,952

66	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	U.S. Guaranteed (4) (continued)

$1,200	Tuscarawas County, Ohio, Hospital Facilities Revenue Bonds, Union Hospital Project, Series 2001, 5.250%, 10/01/31 (Pre-refunded 10/01/11) – RAAI Insured	10/11 at 101.00	N/R	(4)	$1,230,120
31,285	Total U.S. Guaranteed				34,070,061
	Utilities – 6.8%

5,000	American Municipal Power Ohio Inc., General Revenue Bonds, Prairie State Energy Campus Project Series 2008A, 5.250%, 2/15/43	2/18 at 100.00	A1		5,026,250

1,535	Cleveland Public Power System, Ohio, First Mortgage Improvement Revenue Bonds, Series 1994A, 0.000%, 11/15/13 – NPFG Insured	No Opt. Call	A2		1,455,165

	Cleveland, Ohio, Public Power System Revenue Bonds, Series 2008B:
4,740	0.000%, 11/15/34 – NPFG Insured	No Opt. Call	A–		1,201,448
2,000	5.000%, 11/15/38 – NPFG Insured	5/18 at 100.00	A–		1,992,540
7,500	0.000%, 11/15/38 – NPFG Insured	No Opt. Call	A–		1,466,325

4,000	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2009E, 5.625%, 10/01/19	No Opt. Call	BBB–		4,193,360

	Ohio Municipal Electric Generation Agency, Beneficial Interest Certificates, Belleville Hydroelectric Project – Joint Venture 5, Series 2004:
1,000	5.000%, 2/15/20 – AMBAC Insured	2/14 at 100.00	A1		1,047,550
5,450	5.000%, 2/15/21 – AMBAC Insured	2/14 at 100.00	A1		5,679,500
1,515	5.000%, 2/15/22 – AMBAC Insured	2/14 at 100.00	A1		1,568,101
3,295	5.000%, 2/15/23 – AMBAC Insured	2/14 at 100.00	A1		3,399,353

4,460	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Co-Generation Facility Revenue Bonds, Series 2000A, 6.625%, 6/01/26 (Alternative Minimum Tax)	12/11 at 100.00	Baa3		4,463,300
40,495	Total Utilities				31,492,892
	Water and Sewer – 7.3%

1,390	Akron, Ohio, Waterworks System Mortgage Revenue Improvement and Refunding Bonds, Series 2009, 5.000%, 3/01/34 – AGC Insured	3/19 at 100.00	Aa3		1,394,768

1,730	Butler County, Ohio, Sewerage System Revenue Bonds, Series 2005, 5.000%, 12/01/23 – AGM Insured	No Opt. Call	Aa3		1,974,518

4,355	Cincinnati, Ohio, Water System Revenue Bonds, Series 2007B, 5.000%, 12/01/32	12/17 at 100.00	AAA		4,552,673

865	City of Marysville, Ohio, Water System Mortgage Revenue Bonds, Series 2007, 5.000%, 12/01/32 – AMBAC Insured	12/17 at 100.00	A1		870,484

10,330	Cleveland, Ohio, Waterworks First Mortgage Revenue Refunding and Improvement Bonds, Series 1993G, 5.500%, 1/01/21 – NPFG Insured	No Opt. Call	Aa1		12,086,615

1,950	Hebron, Ohio, Mortgage Revenue Bonds, Waterworks System Improvements, Series 2004, 5.875%, 12/01/25	6/14 at 100.00	N/R		1,897,214

1,260	Lancaster, Ohio, Wastewater System Improvement Revenue Bonds, Series 2004, 5.000%, 12/01/25 – AMBAC Insured	12/14 at 100.00	N/R		1,271,063

4,590	Marysville, Ohio, Wastewater Treatement System Revenue Bonds, Series 2007, 4.750%, 12/01/47 – SYNCORA GTY Insured	12/17 at 100.00	A–		4,174,008

1,505	Marysville, Ohio, Wastewater Treatment System Revenue Bonds, Series 2006, 5.250%, 12/01/25 – SYNCORA GTY Insured	12/16 at 100.00	A–		1,560,143

105	Ohio Water Development Authority, Revenue Bonds, Fresh Water Development, Series 2004, 5.250%, 12/01/15	6/14 at 100.00	AAA		117,272

	Ohio Water Development Authority, Revenue Bonds, Water Development Community Assistance Program, Refunding Series 2009:
1,405	5.000%, 12/01/25	12/19 at 100.00	Aa1		1,538,995
1,475	5.000%, 12/01/26	12/19 at 100.00	Aa1		1,603,104

645	Ohio Water Development Authority, Water Pollution Control Loan Fund Revenue Bonds, Water Quality Project, Series 2005B, 5.000%, 6/01/25	6/15 at 100.00	AAA		698,548
31,605	Total Water and Sewer				33,739,405
$485,615	Total Investments (cost $442,434,843) – 97.9%				455,589,129
	Other Assets Less Liabilities – 2.1%				9,743,746
	Net Assets – 100%				$465,332,875

Nuveen Investments	67

Portfolio of Investments

Nuveen Ohio Municipal Bond Fund (continued)

May 31, 2011

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

N/R	Not rated.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

See accompanying notes to financial statements.

68	Nuveen Investments

Portfolio of Investments

Nuveen Wisconsin Municipal Bond Fund

May 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Education and Civic Organizations – 9.8%

$500	Delafield Community Development Authority, Wisconsin, Redevelopment Revenue Bonds, Saint John’s Northwestern Milirary Academy, Series 2009, 4.700%, 6/01/34	6/19 at 100.00	Aaa	$518,940

	Madison Community Development Authority, Wisconsin, Revenue Bonds, The Wisconsin Alumni Research Foundation, Series 2009:
1,000	5.000%, 10/01/22	10/19 at 100.00	AAA	1,146,620
1,000	5.000%, 10/01/23	10/19 at 100.00	AAA	1,132,900
125	5.000%, 10/01/28	10/19 at 100.00	AAA	135,855
1,000	5.000%, 10/01/34	10/19 at 100.00	AAA	1,049,610
1,000	5.000%, 10/01/39	No Opt. Call	AAA	1,037,530

	Milwaukee Redevelopment Authority, Wisconsin, Revenue Bonds, Summerfest Project, Series 2001:
400	4.850%, 8/01/17	8/11 at 100.00	A	401,548
1,000	4.950%, 8/01/20	8/11 at 100.00	A	1,002,640

370	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Bonds, Ana G. Mendez University System, Series 1999, 5.375%, 2/01/29	8/11 at 100.00	BBB–	326,610

200	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Bonds, University of the Sacred Heart, Series 2001, 5.250%, 9/01/21	9/11 at 100.00	BBB	200,162

250	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Refunding Bonds, Ana G. Mendez University System, Series 2002, 5.500%, 12/01/31	12/12 at 101.00	BBB–	220,360
6,845	Total Education and Civic Organizations			7,172,775
	Health Care – 17.3%

	Monroe Redevelopment Authority, Wisconsin, Development Revenue Bonds, The Monroe Clinic, Inc., Series 2009:
1,150	5.500%, 2/15/29	2/19 at 100.00	A3	1,158,510
2,485	5.875%, 2/15/39	2/19 at 100.00	A3	2,514,646

45	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, FHA-Insured Mortgage Hospital Revenue Bonds, Doctor Pila Hospital, Series 1995A, 5.875%, 8/01/12	8/11 at 100.00	AA+	45,160

500	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Hospital Revenue Bonds, Auxilio Mutuo Hospital, Series 1995A, 6.250%, 7/01/24 – NPFG Insured	7/11 at 100.00	A–	500,540

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care Inc., Series 1999A:
1,445	5.600%, 2/15/29	8/11 at 100.00	A3	1,444,971
1,000	5.600%, 2/15/29 – ACA Insured	8/11 at 100.00	A3	999,980

1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Froedtert Community Health, Inc. Obligated Group, Tender Option Bond Trust 3592, 17.830%, 4/01/17 (IF) (5)	No Opt. Call	AA–	888,320

1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Meriter Hospital, Inc., Series 2011A, 5.750%, 5/01/35 (WI/DD, Settling 6/08/11)	5/21 at 100.00	A+	992,240

1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, ProHealth Care, Inc. Obligated Group, Series 2009, 6.625%, 2/15/32	2/14 at 100.00	A+	1,028,070

1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, ThedaCare, Inc., Series 2009A, 5.500%, 12/15/38	12/19 at 100.00	A1	994,360

2,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Healthcare System, Series 2006, 5.250%, 8/15/19	8/16 at 100.00	BBB+	2,062,700
12,625	Total Health Care			12,629,497
	Housing/Multifamily – 5.4%

570	Lake Delton Community Development Agency, Wisconsin, GNMA Collateralized Multifamily Housing Revenue Bonds, Woodland Park Project, Series 2001, 5.300%, 2/20/31 (Alternative Minimum Tax)	1/12 at 102.00	N/R	506,092

Nuveen Investments	69

Portfolio of Investments

Nuveen Wisconsin Municipal Bond Fund (continued)

May 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Housing/Multifamily (continued)

$1,700	Puerto Rico Housing Finance Authority, Subordinate Lien Capital Fund Program Revenue Bonds, Modernization Series 2008, 5.125%, 12/01/27	12/18 at 100.00	AA–	$1,716,864

500	Sheboygan Housing Authority, Wisconsin, GNMA Multifamily Revenue Refunding Bonds, Lake Shore Apartments, Series 1998A, 5.100%, 11/20/26	11/11 at 100.00	AAA	500,210

300	Walworth County Housing Authority, Wisconsin, FHA-Insured Housing Revenue Bonds, Kiwanis Heritage Inc. Senior Apartments, Series 1997, 5.550%, 9/01/22	9/11 at 100.00	N/R	293,424

965	Wisconsin Housing and Economic Development Authority, Housing Revenue Bonds, Series 2006A, 4.550%, 5/01/27 (Alternative Minimum Tax)	5/16 at 100.00	AA	899,602
4,035	Total Housing/Multifamily			3,916,192
	Housing/Single Family – 3.1%

30	Virgin Islands Housing Finance Corporation, GNMA Mortgage-Backed Securities Program Single Family Mortgage Revenue Refunding Bonds, Series 1995A, 6.450%, 3/01/16 (Alternative Minimum Tax)	9/11 at 100.00	N/R	30,054

	Wisconsin Housing and Economic Development Authority, Home Ownership Revenue Bonds, Series 2005E:
1,000	4.900%, 11/01/35	5/15 at 100.00	AA	974,390
1,300	4.900%, 11/01/35 – AMBAC Insured	5/15 at 100.00	AA	1,266,707
2,330	Total Housing/Single Family			2,271,151
	Industrials – 0.5%

460	Milwaukee Redevelopment Authority, Wisconsin, Schlitz Park Mortgage Revenue Refunding Bonds, Series 1998A, 5.500%, 1/01/17 (Alternative Minimum Tax)	7/11 at 100.00	N/R	450,473
	Tax Obligation/General – 0.1%

95	Guam, General Obligation Bonds, Series 1993A, 5.400%, 11/15/18	11/11 at 100.00	B+	92,438
	Tax Obligation/Limited – 50.8%

1,500	Ashwaubenon Community Development Authority, Wisconsin, Lease Revenue Refunding Bonds, Arena Project, Series 2002, 5.150%, 6/01/29	6/12 at 100.00	Aa1	1,520,595

2,000	Glendale Community Development Authority, Wisconsin, Community Development Lease Revenue Bonds, Bayshore Public Parking Project, Series 2004A, 5.000%, 10/01/24	10/14 at 100.00	A1	2,066,460

100	Glendale Community Development Authority, Wisconsin, Community Development Lease Revenue Refunding Bonds, Tax Increment District 6, Series 2001, 5.000%, 10/01/19	10/11 at 100.00	A1	100,608

960	Madison Community Development Authority, Wisconsin, Lease Revenue Refunding Bonds, Monona Terrace, Series 2002, 4.375%, 3/01/20	3/12 at 100.00	Aa2	970,118

675	Milwaukee Redevelopment Authority, Wisconsin, HSI Industrial I LLC Project Revenue Bonds, Series 2008, 5.125%, 6/01/29	6/16 at 100.00	A3	644,456

2,000	Milwaukee Redevelopment Authority, Wisconsin, Lease Revenue Bonds, Neighborhood Public Schools Initiative, Series 2002A, 4.875%, 8/01/21 – AMBAC Insured	8/12 at 100.00	Aa3	2,032,840

1,050	Milwaukee Redevelopment Authority, Wisconsin, Lease Revenue Bonds, Neighborhood Public Schools Initiative, Series 2007A, 4.000%, 8/01/23 – AMBAC Insured	8/17 at 100.00	Aa3	1,069,740

275	Milwaukee Redevelopment Authority, Wisconsin, Lease Revenue Bonds, Public Schools, Series 2005A, 4.600%, 8/01/22	8/15 at 100.00	Aa3	285,032

1,500	Neenah Community Development Authority, Wisconsin, Lease Revenue Bonds, Series 2004A, 5.000%, 12/01/26	12/14 at 100.00	Aa3	1,546,320

	Neenah Community Development Authority, Wisconsin, Lease Revenue Bonds, Series 2008A:
500	4.625%, 12/01/28	12/18 at 100.00	Aa3	516,150
1,000	4.750%, 12/01/32	12/18 at 100.00	Aa3	1,018,000

70	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Tax Obligation/Limited (continued)

$1,000	Onalaska Community Development Authority, Wisconsin, Community Development Lease Revenue Bonds, Series 2003, 4.875%, 10/01/27	10/13 at 100.00	A1		$1,000,480

2,500	Oneida Tribe of Indians of Wisconsin, Retail Sales Revenue Bonds, Series 2010, 144A, 6.500%, 2/01/31	2/19 at 102.00	AA–		2,647,775

1,200	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2004-I, 5.000%, 7/01/23 – FGIC Insured	7/14 at 100.00	A3		1,175,976

2,000	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N, 5.250%, 7/01/33 – NPFG Insured	No Opt. Call	A3		1,868,620

1,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 6.000%, 8/01/42	8/19 at 100.00	A+		1,027,160

1,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010C, 6.000%, 8/01/39	8/20 at 100.00	A+		1,029,730

	Saint Francis Community Development Authority, Wisconsin, Lease Revenue Bonds, Series 2007:
400	4.150%, 3/01/20	3/17 at 100.00	A1		421,884
300	4.350%, 3/01/22	3/17 at 100.00	A1		310,158
280	4.500%, 3/01/24	3/17 at 100.00	A1		287,619
520	4.600%, 3/01/27	3/17 at 100.00	A1		527,576

	Southeast Wisconsin Professional Baseball Park District, Sales Tax Revenue Refunding Bonds, Series 1998A:
850	5.500%, 12/15/18 – NPFG Insured	No Opt. Call	AA–		1,030,192
400	5.500%, 12/15/19 – NPFG Insured	No Opt. Call	AA–		484,932
2,195	5.500%, 12/15/20 – NPFG Insured	No Opt. Call	AA–		2,629,522
1,500	5.500%, 12/15/26 – NPFG Insured	No Opt. Call	AA–		1,630,380

1,220	Sturgeon Bay Waterfront Redevelopment Authority, Wisconsin, Lease Revenue Bonds, Series 2006A, 4.500%, 10/01/21	10/16 at 100.00	N/R		1,240,764

1,305	Sun Prairie Community Development Authority, Wisconsin, Lease Revenue Bonds, Tax Increment District 8, Series 2006, 4.250%, 8/01/25	8/16 at 100.00	A1		1,282,437

1,000	Weston Community Development Authority, Wisconsin, Lease Revenue Bonds, Series 2004A, 5.250%, 10/01/21	10/14 at 100.00	A1		1,057,370

1,000	Weston Community Development Authority, Wisconsin, Lease Revenue Bonds, Series 2005A, 5.000%, 10/01/21	10/15 at 100.00	A1		1,044,430

	Wisconsin Center District, Junior Dedicated Tax Revenue Refunding Bonds, Series 1999:
2,900	5.250%, 12/15/23 – AGM Insured	No Opt. Call	AA+		3,235,849
525	5.250%, 12/15/27 – AGM Insured	No Opt. Call	AA+		566,360

2,000	Wisconsin Center District, Senior Dedicated Tax Revenue Refunding Bonds, Series 2003A, 0.000%, 12/15/28 – AGM Insured	No Opt. Call	AA+		780,180
36,655	Total Tax Obligation/Limited				37,049,713
	U.S. Guaranteed – 3.5% (4)

	Milwaukee Redevelopment Authority, Wisconsin, Lease Revenue Bonds, Public Schools, Series 2003A:
1,300	5.125%, 8/01/21 (Pre-refunded 8/01/13) – AMBAC Insured	8/13 at 100.00	Aa3	(4)	1,428,271
1,000	5.125%, 8/01/22 (Pre-refunded 8/01/13) – AMBAC Insured	8/13 at 100.00	Aa3	(4)	1,098,670
2,300	Total U.S. Guaranteed				2,526,941
	Utilities – 5.4%

1,000	Guam Power Authority, Revenue Bonds, Series 1999A, 5.125%, 10/01/29 – NPFG Insured	10/11 at 100.00	Baa1		910,150

1,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2003NN, 5.250%, 7/01/23 – NPFG Insured	No Opt. Call	A3		1,046,460

1,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2007VV, 5.250%, 7/01/24 – FGIC Insured	No Opt. Call	A3		1,026,650

1,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010XX, 5.250%, 7/01/40	7/20 at 100.00	A3		945,880
4,000	Total Utilities				3,929,140

Nuveen Investments	71

Portfolio of Investments

Nuveen Wisconsin Municipal Bond Fund (continued)

May 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Water and Sewer – 2.6%

$1,000	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2010, 5.625%, 7/01/40	7/20 at 100.00	Ba2	$883,080

1,000	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A, 6.000%, 7/01/38	7/18 at 100.00	Baa1	1,003,080
2,000	Total Water and Sewer			1,886,160

$71,345	Total Investments (cost $70,434,665) – 98.5%			71,924,480
	Other Assets Less Liabilities – 1.5%			1,065,356
	Net Assets – 100%			$72,989,836

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.

N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

(IF)	Inverse floating rate investment.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

See accompanying notes to financial statements.

72	Nuveen Investments

Statement of Assets and Liabilities

May 31, 2011

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Assets
Investments, at value (cost $172,436,658, $387,838,087, $190,541,543, $224,774,105, $442,434,843, and $70,434,665, respectively)	$176,860,682	$397,110,637	$197,274,635	$227,355,967	$455,589,129	$71,924,480
Cash	—	—	348,636	—	3,034,864	984,373
Receivables:
Interest	2,111,666	5,143,165	1,863,167	3,141,587	8,987,776	1,197,985
Investments sold	1,145,000	—	—	217,695	636,625	35,000
Shares sold	276,796	159,988	81,973	399,436	491,243	68,737
Other assets	30	61,106	33,304	21,547	74,862	11
Total assets	180,394,174	402,474,896	199,601,715	231,136,232	468,814,499	74,210,586
Liabilities
Cash overdraft	464,424	820,808	—	426,305	—	—
Floating rate obligations	8,285,000	—	—	2,225,000	—	—
Payables:
Dividends	195,737	497,904	307,932	277,603	667,189	71,370
Investments purchased	—	—	787,964	486,560	1,612,523	974,590
Shares redeemed	226,216	634,556	189,447	431,598	646,980	83,469
Accrued expenses:
Management fees	76,130	175,704	87,858	100,455	210,355	32,151
12b-1 distribution and service fees	44,856	92,264	44,704	50,058	89,466	13,760
Other	65,132	192,898	122,105	105,305	255,111	45,410
Total liabilities	9,357,495	2,414,134	1,540,010	4,102,884	3,481,624	1,220,750
Net assets	$171,036,679	$400,060,762	$198,061,705	$227,033,348	$465,332,875	$72,989,836
Class A Shares
Net assets	$122,629,433	$334,808,887	$148,019,667	$187,843,697	$292,693,950	$45,101,400
Shares outstanding	11,822,075	31,307,916	13,355,060	17,556,844	26,594,441	4,386,075
Net asset value per share	$10.37	$10.69	$11.08	$10.70	$11.01	$10.28
Offering price per share (net asset value per share plus maximum sales charge of 4.20% of offering price)	$10.82	$11.16	$11.57	$11.17	$11.49	$10.73
Class B Shares
Net assets	$895,091	$2,464,750	$964,067	$1,117,032	$2,821,063	$548,108
Shares outstanding	87,075	230,359	86,842	104,319	256,869	53,183
Net asset value and offering price per share	$10.28	$10.70	$11.10	$10.71	$10.98	$10.31
Class C Shares
Net assets	$36,863,905	$51,820,436	$29,681,407	$26,957,537	$60,015,553	$9,104,611
Shares outstanding	3,556,586	4,842,781	2,679,714	2,523,656	5,471,362	884,289
Net asset value and offering price per share	$10.36	$10.70	$11.08	$10.68	$10.97	$10.30
Class I Shares
Net assets	$10,648,250	$10,966,689	$19,396,564	$11,115,082	$109,802,309	$18,235,717
Shares outstanding	1,022,175	1,025,112	1,751,153	1,039,208	10,003,750	1,768,371
Net asset value and offering price per share	$10.42	$10.70	$11.08	$10.70	$10.98	$10.31
Net assets consist of:
Capital paid-in	$167,737,846	$395,148,494	$194,267,915	$224,875,238	$454,978,586	$71,965,151
Undistributed (Over-distribution of) net investment income	293,786	(6,132)	95,887	855,161	1,678,087	25,819
Accumulated net realized gain (loss)	(1,418,977)	(4,354,150)	(3,035,189)	(1,278,913)	(4,478,084)	(490,949)
Net unrealized appreciation (depreciation)	4,424,024	9,272,550	6,733,092	2,581,862	13,154,286	1,489,815
Net assets	$171,036,679	$400,060,762	$198,061,705	$227,033,348	$465,332,875	$72,989,836
Authorized shares	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
Par value per share	$0.01	$0.01	$0.01	$0.01	$0.01	$0.01

See accompanying notes to financial statements.

Nuveen Investments	73

Statement of Operations

Year Ended May 31, 2011

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Investment Income	$8,635,885	$21,690,893	$10,235,312	$12,397,005	$25,550,749	$2,968,400
Expenses
Management fees	922,654	2,220,169	1,067,418	1,229,763	2,530,636	336,308
12b-1 service fees – Class A	244,133	720,577	302,508	386,714	620,892	94,530
12b-1 distribution and service fees – Class B	14,137	35,590	11,837	14,766	37,274	9,497
12b-1 distribution and service fees – Class C	274,563	414,634	226,122	207,001	468,947	70,469
Shareholders’ servicing agent fees and expenses	66,080	160,651	104,183	87,800	243,795	29,034
Interest expense on floating rate obligations	9,294	—	—	10,019	—	—
Custodian’s fees and expenses	36,721	82,606	43,120	49,206	101,121	17,362
Trustees’ fees and expenses	4,186	10,256	4,841	5,606	11,689	1,514
Professional fees	19,501	28,098	21,282	21,566	29,883	16,289
Shareholders’ reports – printing and mailing expenses	23,824	48,681	32,209	29,301	71,070	11,122
Federal and state registration fees	6,624	5,866	11,744	8,600	7,574	12,014
Other expenses	5,002	14,570	6,945	8,166	17,168	2,523
Total expenses before custodian fee credit	1,626,719	3,741,698	1,832,209	2,058,508	4,140,049	600,662
Custodian fee credit	(5,933)	(2,473)	(1,029)	(3,657)	(1,125)	(2,036)
Net expenses	1,620,786	3,739,225	1,831,180	2,054,851	4,138,924	598,626
Net investment income (loss)	7,015,099	17,951,668	8,404,132	10,342,154	21,411,825	2,369,774
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(390,853)	1,150,771	611,209	447,590	(3,481,898)	(438,486)
Change in net unrealized appreciation (depreciation) of investments	(2,096,205)	(8,667,600)	(2,948,195)	(3,965,953)	(6,209,949)	(53,257)
Net realized and unrealized gain (loss)	(2,487,058)	(7,516,829)	(2,336,986)	(3,518,363)	(9,691,847)	(491,743)
Net increase (decrease) in net assets from operations	$4,528,041	$10,434,839	$6,067,146	$6,823,791	$11,719,978	$1,878,031

See accompanying notes to financial statements.

74	Nuveen Investments

Statement of Changes in Net Assets

	Kansas		Kentucky
	Year Ended 5/31/11	Year Ended 5/31/10	Year Ended 5/31/11	Year Ended 5/31/10
Operations
Net investment income (loss)	$7,015,099	$6,465,176	$17,951,668	$17,392,301
Net realized gain (loss) from investments	(390,853)	(160,687)	1,150,771	325,917
Change in net unrealized appreciation (depreciation) of investments	(2,096,205)	6,712,183	(8,667,600)	17,907,653
Net increase (decrease) in net assets from operations	4,528,041	13,016,672	10,434,839	35,625,871
Distributions to Shareholders
From net investment income:
Class A	(5,015,396)	(4,821,290)	(14,908,075)	(14,960,317)
Class B	(50,274)	(87,681)	(126,624)	(203,289)
Class C	(1,314,958)	(1,073,180)	(1,983,317)	(1,841,966)
Class I	(623,380)	(288,438)	(408,545)	(258,143)
From accumulated net realized gains:
Class A	—	—	—	(13,520)
Class B	—	—	—	(230)
Class C	—	—	—	(1,956)
Class I	—	—	—	(268)
Decrease in net assets from distributions to shareholders	(7,004,008)	(6,270,589)	(17,426,561)	(17,279,689)
Fund Share Transactions
Proceeds from sale of shares	43,211,178	34,865,833	36,846,739	56,805,397
Proceeds from shares issued to shareholders due to reinvestment of distributions	4,589,760	3,910,291	11,126,031	10,899,805
	47,800,938	38,776,124	47,972,770	67,705,202
Cost of shares redeemed	(38,447,078)	(25,521,698)	(85,628,061)	(46,304,534)
Net increase (decrease) in net assets from Fund share transactions	9,353,860	13,254,426	(37,655,291)	21,400,668
Net increase (decrease) in net assets	6,877,893	20,000,509	(44,647,013)	39,746,850
Net assets at the beginning of year	164,158,786	144,158,277	444,707,775	404,960,925
Net assets at the end of year	$171,036,679	$164,158,786	$400,060,762	$444,707,775
Undistributed (Over-distribution of) net investment income at the end of year	$293,786	$303,390	$(6,132)	$(524,576)

See accompanying notes to financial statements.

Nuveen Investments	75

Statement of Changes in Net Assets (continued)

	Michigan		Missouri
	Year Ended 5/31/11	Year Ended 5/31/10	Year Ended 5/31/11	Year Ended 5/31/10
Operations
Net investment income (loss)	$8,404,132	$8,605,797	$10,342,154	$10,175,321
Net realized gain (loss) from investments	611,209	(1,088,365)	447,590	164,646
Change in net unrealized appreciation (depreciation) of investments	(2,948,195)	7,839,801	(3,965,953)	14,260,142
Net increase (decrease) in net assets from operations	6,067,146	15,357,233	6,823,791	24,600,109
Distributions to Shareholders
From net investment income:
Class A	(6,219,392)	(6,578,417)	(8,455,392)	(8,462,326)
Class B	(42,077)	(73,876)	(56,348)	(105,103)
Class C	(1,077,189)	(1,133,807)	(1,056,040)	(976,066)
Class I	(855,791)	(834,182)	(513,123)	(373,096)
From accumulated net realized gains:
Class A	—	—	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class I	—	—	—	—
Decrease in net assets from distributions to shareholders	(8,194,449)	(8,620,282)	(10,080,903)	(9,916,591)
Fund Share Transactions
Proceeds from sale of shares	25,750,124	26,755,273	33,628,688	32,749,440
Proceeds from shares issued to shareholders due to reinvestment of distributions	4,335,820	4,438,205	6,536,909	6,273,344
	30,085,944	31,193,478	40,165,597	39,022,784
Cost of shares redeemed	(41,304,933)	(31,597,977)	(45,479,079)	(33,847,515)
Net increase (decrease) in net assets from Fund share transactions	(11,218,989)	(404,499)	(5,313,482)	5,175,269
Net increase (decrease) in net assets	(13,346,292)	6,332,452	(8,570,594)	19,858,787
Net assets at the beginning of year	211,407,997	205,075,545	235,603,942	215,745,155
Net assets at the end of year	$198,061,705	$211,407,997	$227,033,348	$235,603,942
Undistributed (Over-distribution of) net investment income at the end of year	$95,887	$(112,556)	$855,161	$593,934

See accompanying notes to financial statements.

76	Nuveen Investments

	Ohio		Wisconsin
	Year Ended 5/31/11	Year Ended 5/31/10	Year Ended 5/31/11	Year Ended 5/31/10
Operations
Net investment income (loss)	$21,411,825	$21,885,258	$2,369,774	$2,192,416
Net realized gain (loss) from investments	(3,481,898)	594,431	(438,486)	16,505
Change in net unrealized appreciation (depreciation) of investments	(6,209,949)	17,295,527	(53,257)	2,551,862
Net increase (decrease) in net assets from operations	11,719,978	39,775,216	1,878,031	4,760,783
Distributions to Shareholders
From net investment income:
Class A	(13,193,242)	(13,615,693)	(1,769,900)	(1,814,117)
Class B	(137,109)	(210,115)	(29,877)	(43,105)
Class C	(2,325,318)	(2,101,098)	(301,821)	(266,604)
Class I	(5,073,430)	(4,965,498)	(220,506)	(84,078)
From accumulated net realized gains:
Class A	—	—	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class I	—	—	—	—
Decrease in net assets from distributions to shareholders	(20,729,099)	(20,892,404)	(2,322,104)	(2,207,904)
Fund Share Transactions
Proceeds from sale of shares	49,983,840	57,755,283	24,383,081	10,855,276
Proceeds from shares issued to shareholders due to reinvestment of distributions	11,881,711	11,732,543	1,587,318	1,501,435
	61,865,551	69,487,826	25,970,399	12,356,711
Cost of shares redeemed	(101,310,911)	(65,872,407)	(16,123,179)	(8,334,065)
Net increase (decrease) in net assets from Fund share transactions	(39,445,360)	3,615,419	9,847,220	4,022,646
Net increase (decrease) in net assets	(48,454,481)	22,498,231	9,403,147	6,575,525
Net assets at the beginning of year	513,787,356	491,289,125	63,586,689	57,011,164
Net assets at the end of year	$465,332,875	$513,787,356	$72,989,836	$63,586,689
Undistributed (Over-distribution of) net investment income at the end of year	$1,678,087	$1,121,036	$25,819	$(21,604)

See accompanying notes to financial statements.

Nuveen Investments	77

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

KANSAS
Year Ended May 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)
Class A (1/92)
2011	$10.48	$.43	$(.11)	$.32	$(.43)	$—	$(.43)	$10.37	3.10%
2010	10.03	.44	.44	.88	(.43)	—	(.43)	10.48	8.67
2009	10.23	.43	(.20)	.23	(.43)	—	(.43)	10.03	2.62
2008	10.40	.43	(.16)	.27	(.42)	(.02)	(.44)	10.23	2.70
2007	10.38	.42	.01	.43	(.41)	—	(.41)	10.40	4.22
Class B (2/97)
2011	10.39	.34	(.10)	.24	(.35)	—	(.35)	10.28	2.35
2010	9.94	.36	.44	.80	(.35)	—	(.35)	10.39	7.92
2009	10.14	.35	(.20)	.15	(.35)	—	(.35)	9.94	1.82
2008	10.31	.35	(.16)	.19	(.34)	(.02)	(.36)	10.14	1.95
2007	10.30	.34	.01	.35	(.34)	—	(.34)	10.31	3.38
Class C (2/97)
2011	10.48	.37	(.12)	.25	(.37)	—	(.37)	10.36	2.47
2010	10.03	.38	.44	.82	(.37)	—	(.37)	10.48	8.10
2009	10.23	.38	(.21)	.17	(.37)	—	(.37)	10.03	2.05
2008	10.40	.37	(.15)	.22	(.37)	(.02)	(.39)	10.23	2.17
2007	10.38	.37	.01	.38	(.36)	—	(.36)	10.40	3.69
Class I (2/97)(f)
2011	10.53	.45	(.11)	.34	(.45)	—	(.45)	10.42	3.32
2010	10.07	.46	.45	.91	(.45)	—	(.45)	10.53	8.96
2009	10.27	.45	(.20)	.25	(.45)	—	(.45)	10.07	2.82
2008	10.45	.45	(.16)	.29	(.45)	(.02)	(.47)	10.27	2.83
2007	10.42	.45	.02	.47	(.44)	—	(.44)	10.45	4.54

78	Nuveen Investments

Ratios/Supplemental Data

	Ratios to Average Net Assets(d)

Ending Net Assets (000)	Expenses Including Interest(e)	Expenses Excluding Interest	Net Invest- ment Income	Portfolio Turnover Rate

$122,629	.83%	.82%	4.12%	16%
120,162	.84	.84	4.27	18
110,130	.85	.85	4.38	13
94,259	.87	.87	4.12	16
97,477	.85	.85	4.03	22

895	1.58	1.57	3.35	16
2,089	1.59	1.59	3.53	18
3,389	1.60	1.60	3.62	13
4,721	1.62	1.62	3.37	16
5,840	1.61	1.61	3.28	22

36,864	1.38	1.37	3.58	16
33,948	1.39	1.39	3.71	18
25,570	1.40	1.40	3.83	13
21,090	1.42	1.42	3.57	16
21,767	1.40	1.40	3.48	22

10,648	.63	.62	4.29	16
7,960	.64	.64	4.47	18
5,069	.65	.65	4.58	13
4,293	.67	.67	4.31	16
3,264	.65	.65	4.23	22

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Nuveen Investments	79

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

KENTUCKY
Year Ended May 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)
Class A (5/87)
2011	$10.85	$.46	$(.18)	$.28	$(.44)	$—	$(.44)	$10.69	2.68%
2010	10.39	.44	.46	.90	(.44)	— *	(.44)	10.85	8.81
2009	10.78	.44	(.32)	.12	(.44)	(.07)	(.51)	10.39	1.33
2008	10.96	.44	(.16)	.28	(.44)	(.02)	(.46)	10.78	2.63
2007	10.96	.44	.03	.47	(.45)	(.02)	(.47)	10.96	4.35
Class B (2/97)
2011	10.85	.38	(.16)	.22	(.37)	—	(.37)	10.70	2.03
2010	10.40	.36	.45	.81	(.36)	— *	(.36)	10.85	7.91
2009	10.79	.36	(.32)	.04	(.36)	(.07)	(.43)	10.40	.56
2008	10.97	.36	(.17)	.19	(.35)	(.02)	(.37)	10.79	1.85
2007	10.97	.36	.03	.39	(.37)	(.02)	(.39)	10.97	3.56
Class C (10/93)
2011	10.85	.40	(.16)	.24	(.39)	—	(.39)	10.70	2.22
2010	10.39	.38	.46	.84	(.38)	— *	(.38)	10.85	8.20
2009	10.79	.38	(.33)	.05	(.38)	(.07)	(.45)	10.39	.64
2008	10.96	.38	(.15)	.23	(.38)	(.02)	(.40)	10.79	2.15
2007	10.96	.38	.02	.40	(.38)	(.02)	(.40)	10.96	3.73
Class I (2/97)(f)
2011	10.85	.48	(.16)	.32	(.47)	—	(.47)	10.70	3.01
2010	10.39	.47	.45	.92	(.46)	— *	(.46)	10.85	9.00
2009	10.79	.46	(.33)	.13	(.46)	(.07)	(.53)	10.39	1.41
2008	10.96	.46	(.15)	.31	(.46)	(.02)	(.48)	10.79	2.90
2007	10.96	.47	.02	.49	(.47)	(.02)	(.49)	10.96	4.52

80	Nuveen Investments

Ratios/Supplemental Data

	Ratios to Average Net Assets(d)

Ending Net Assets (000)	Expenses Including Interest(e)	Expenses Excluding Interest	Net Invest- ment Income	Portfolio Turnover Rate

$334,809	.80%	.80%	4.26%	7%
376,621	.81	.81	4.15	9
346,849	.85	.82	4.28	19
362,734	.89	.83	4.04	8
392,262	.90	.82	4.00	9

2,465	1.55	1.55	3.49	7
5,119	1.56	1.56	3.40	9
7,289	1.60	1.57	3.52	19
9,685	1.64	1.58	3.29	8
13,466	1.65	1.57	3.26	9

51,820	1.35	1.35	3.71	7
55,515	1.36	1.36	3.59	9
47,428	1.40	1.37	3.73	19
46,588	1.44	1.38	3.49	8
46,650	1.45	1.37	3.45	9

10,967	.60	.60	4.46	7
7,453	.61	.61	4.35	9
3,394	.65	.62	4.48	19
2,891	.69	.63	4.24	8
3,069	.70	.62	4.20	9

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
*	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	81

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

MICHIGAN
Year Ended May 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)
Class A (6/85)
2011	$11.19	$.47	$(.12)	$.35	$(.46)	$—	$(.46)	$11.08	3.16%
2010	10.83	.46	.36	.82	(.46)	—	(.46)	11.19	7.73
2009	11.15	.47	(.32)	.15	(.46)	(.01)	(.47)	10.83	1.59
2008	11.41	.47	(.23)	.24	(.47)	(.03)	(.50)	11.15	2.17
2007	11.45	.47	.07	.54	(.48)	(.10)	(.58)	11.41	4.70
Class B (2/97)
2011	11.21	.38	(.12)	.26	(.37)	—	(.37)	11.10	2.41
2010	10.86	.38	.35	.73	(.38)	—	(.38)	11.21	6.86
2009	11.17	.40	(.32)	.08	(.38)	(.01)	(.39)	10.86	.94
2008	11.43	.38	(.22)	.16	(.39)	(.03)	(.42)	11.17	1.41
2007	11.48	.39	.05	.44	(.39)	(.10)	(.49)	11.43	3.85
Class C (6/93)
2011	11.18	.41	(.11)	.30	(.40)	—	(.40)	11.08	2.70
2010	10.83	.40	.35	.75	(.40)	—	(.40)	11.18	7.05
2009	11.15	.42	(.33)	.09	(.40)	(.01)	(.41)	10.83	1.04
2008	11.40	.41	(.23)	.18	(.40)	(.03)	(.43)	11.15	1.67
2007	11.44	.41	.06	.47	(.41)	(.10)	(.51)	11.40	4.11
Class I (2/97)(f)
2011	11.18	.49	(.11)	.38	(.48)	—	(.48)	11.08	3.46
2010	10.83	.48	.36	.84	(.49)	—	(.49)	11.18	7.87
2009	11.15	.50	(.32)	.18	(.49)	(.01)	(.50)	10.83	1.82
2008	11.41	.49	(.23)	.26	(.49)	(.03)	(.52)	11.15	2.39
2007	11.45	.50	.06	.56	(.50)	(.10)	(.60)	11.41	4.92

82	Nuveen Investments

Ratios/Supplemental Data

	Ratios to Average Net Assets(d)

Ending Net Assets (000)	Expenses Including Interest(e)	Expenses Excluding Interest	Net Invest- ment Income	Portfolio Turnover Rate

$148,020	.84%	.84%	4.22%	6%
159,191	.85	.85	4.18	11
151,852	.86	.86	4.45	9
159,696	.86	.85	4.14	14
169,395	.91	.84	4.09	12

964	1.59	1.59	3.47	6
1,674	1.60	1.60	3.44	11
2,858	1.61	1.61	3.70	9
4,080	1.61	1.60	3.40	14
4,845	1.67	1.60	3.35	12

29,681	1.39	1.39	3.67	6
30,655	1.40	1.40	3.63	11
32,068	1.41	1.41	3.90	9
35,814	1.41	1.40	3.59	14
37,779	1.46	1.39	3.54	12

19,397	.64	.64	4.42	6
19,888	.65	.65	4.38	11
18,297	.66	.66	4.65	9
19,100	.66	.65	4.34	14
20,351	.71	.64	4.29	12

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Nuveen Investments	83

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

MISSOURI
Year Ended May 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)
Class A (8/87)
2011	$10.82	$.48	$(.13)	$.35	$(.47)	$—	$(.47)	$10.70	3.30%
2010	10.14	.48	.66	1.14	(.46)	—	(.46)	10.82	11.49
2009	10.73	.47	(.56)	(.09)	(.45)	(.05)	(.50)	10.14	(.52)
2008	11.03	.45	(.28)	.17	(.45)	(.02)	(.47)	10.73	1.59
2007	10.98	.46	.05	.51	(.45)	(.01)	(.46)	11.03	4.66
Class B (2/97)
2011	10.83	.40	(.13)	.27	(.39)	—	(.39)	10.71	2.55
2010	10.15	.40	.67	1.07	(.39)	—	(.39)	10.83	10.69
2009	10.74	.39	(.55)	(.16)	(.38)	(.05)	(.43)	10.15	(1.26)
2008	11.04	.37	(.28)	.09	(.37)	(.02)	(.39)	10.74	.81
2007	10.99	.38	.05	.43	(.37)	(.01)	(.38)	11.04	3.87
Class C (2/94)
2011	10.80	.42	(.13)	.29	(.41)	—	(.41)	10.68	2.74
2010	10.13	.42	.66	1.08	(.41)	—	(.41)	10.80	10.83
2009	10.72	.41	(.55)	(.14)	(.40)	(.05)	(.45)	10.13	(1.06)
2008	11.02	.39	(.28)	.11	(.39)	(.02)	(.41)	10.72	1.03
2007	10.97	.40	.05	.45	(.39)	(.01)	(.40)	11.02	4.10
Class I (2/97)(f)
2011	10.82	.50	(.13)	.37	(.49)	—	(.49)	10.70	3.52
2010	10.14	.50	.67	1.17	(.49)	—	(.49)	10.82	11.74
2009	10.73	.49	(.55)	(.06)	(.48)	(.05)	(.53)	10.14	(.29)
2008	11.03	.47	(.28)	.19	(.47)	(.02)	(.49)	10.73	1.81
2007	10.99	.48	.04	.52	(.47)	(.01)	(.48)	11.03	4.79

84	Nuveen Investments

Ratios/Supplemental Data

	Ratios to Average Net Assets(d)

Ending Net Assets (000)	Expenses Including Interest(e)	Expenses Excluding Interest	Net Invest- ment Income	Portfolio Turnover Rate

$187,844	.82%	.82%	4.48%	6%
196,974	.83	.83	4.52	6
183,868	.86	.84	4.68	12
195,691	.87	.84	4.16	14
227,412	.88	.84	4.13	16

1,117	1.57	1.57	3.71	6
2,439	1.58	1.58	3.79	6
3,533	1.61	1.59	3.90	12
5,785	1.62	1.59	3.41	14
7,351	1.63	1.59	3.38	16

26,958	1.37	1.37	3.93	6
26,957	1.38	1.38	3.97	6
22,120	1.41	1.39	4.13	12
21,541	1.42	1.39	3.61	14
21,263	1.43	1.39	3.58	16

11,115	.62	.62	4.67	6
9,235	.63	.63	4.72	6
6,224	.67	.65	4.90	12
2,657	.68	.65	4.36	14
2,169	.68	.64	4.31	16

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable. The Fund did not receive an expense reimbursement from the Adviser during the fiscal years ended 2007 through 2011.
(e)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Nuveen Investments	85

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

OHIO
Year Ended May 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)
Class A (6/85)
2011	$11.18	$.48	$(.18)	$.30	$(.47)	$—	$(.47)	$11.01	2.75%
2010	10.77	.48	.39	.87	(.46)	—	(.46)	11.18	8.18
2009	10.99	.47	(.19)	.28	(.46)	(.04)	(.50)	10.77	2.75
2008	11.25	.46	(.19)	.27	(.46)	(.07)	(.53)	10.99	2.47
2007	11.27	.47	.01	.48	(.47)	(.03)	(.50)	11.25	4.30
Class B (2/97)
2011	11.16	.40	(.19)	.21	(.39)	—	(.39)	10.98	1.90
2010	10.75	.39	.40	.79	(.38)	—	(.38)	11.16	7.41
2009	10.97	.39	(.19)	.20	(.38)	(.04)	(.42)	10.75	1.97
2008	11.24	.38	(.21)	.17	(.37)	(.07)	(.44)	10.97	1.61
2007	11.25	.38	.02	.40	(.38)	(.03)	(.41)	11.24	3.64
Class C (8/93)
2011	11.15	.42	(.19)	.23	(.41)	—	(.41)	10.97	2.11
2010	10.74	.42	.39	.81	(.40)	—	(.40)	11.15	7.62
2009	10.96	.41	(.19)	.22	(.40)	(.04)	(.44)	10.74	2.19
2008	11.22	.40	(.19)	.21	(.40)	(.07)	(.47)	10.96	1.93
2007	11.24	.40	.02	.42	(.41)	(.03)	(.44)	11.22	3.77
Class I (2/97)(f)
2011	11.15	.51	(.19)	.32	(.49)	—	(.49)	10.98	2.98
2010	10.75	.50	.38	.88	(.48)	—	(.48)	11.15	8.33
2009	10.97	.49	(.19)	.30	(.48)	(.04)	(.52)	10.75	2.99
2008	11.24	.49	(.21)	.28	(.48)	(.07)	(.55)	10.97	2.60
2007	11.25	.49	.02	.51	(.49)	(.03)	(.52)	11.24	4.53

86	Nuveen Investments

Ratios/Supplemental Data

	Ratios to Average Net Assets(d)

Ending Net Assets (000)	Expenses Including Interest(e)	Expenses Excluding Interest	Net Invest- ment Income	Portfolio Turnover Rate

$292,694	.82%	.82%	4.40%	10%
330,410	.82	.82	4.33	10
321,253	.84	.84	4.40	9
338,770	.93	.84	4.16	20
346,298	.98	.83	4.11	10

2,821	1.57	1.57	3.64	10
5,034	1.58	1.58	3.58	10
7,790	1.58	1.58	3.64	9
11,577	1.67	1.58	3.42	20
16,125	1.73	1.58	3.36	10

60,016	1.37	1.37	3.85	10
63,181	1.37	1.37	3.78	10
52,693	1.39	1.39	3.85	9
50,642	1.48	1.39	3.61	20
49,084	1.53	1.38	3.56	10

109,802	.62	.62	4.60	10
115,162	.62	.62	4.54	10
109,553	.64	.64	4.60	9
116,718	.73	.64	4.36	20
125,050	.78	.63	4.31	10

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Nuveen Investments	87

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

WISCONSIN
Year Ended May 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)
Class A (6/94)
2011	$10.39	$.39	$(.12)	$.27	$(.38)	$—	$(.38)	$10.28	2.71%
2010	9.95	.38	.44	.82	(.38)	—	(.38)	10.39	8.42
2009	10.09	.39	(.14)	.25	(.38)	(.01)	(.39)	9.95	2.61
2008	10.24	.38	(.13)	.25	(.38)	(.02)	(.40)	10.09	2.51
2007	10.20	.39	.06	.45	(.39)	(.02)	(.41)	10.24	4.46
Class B (2/97)
2011	10.41	.31	(.10)	.21	(.31)	—	(.31)	10.31	2.05
2010	9.97	.31	.44	.75	(.31)	—	(.31)	10.41	7.64
2009	10.12	.32	(.16)	.16	(.30)	(.01)	(.31)	9.97	1.74
2008	10.26	.30	(.11)	.19	(.31)	(.02)	(.33)	10.12	1.82
2007	10.22	.32	.05	.37	(.31)	(.02)	(.33)	10.26	3.67
Class C (2/97)
2011	10.41	.33	(.11)	.22	(.33)	—	(.33)	10.30	2.17
2010	9.96	.33	.45	.78	(.33)	—	(.33)	10.41	7.94
2009	10.11	.34	(.16)	.18	(.32)	(.01)	(.33)	9.96	1.93
2008	10.26	.32	(.12)	.20	(.33)	(.02)	(.35)	10.11	1.96
2007	10.23	.34	.05	.39	(.34)	(.02)	(.36)	10.26	3.91
Class I (2/97)(f)
2011	10.42	.42	(.12)	.30	(.41)	—	(.41)	10.31	2.92
2010	9.97	.40	.46	.86	(.41)	—	(.41)	10.42	8.73
2009	10.12	.41	(.15)	.26	(.40)	(.01)	(.41)	9.97	2.72
2008	10.28	.40	(.13)	.27	(.41)	(.02)	(.43)	10.12	2.64
2007	10.25	.42	.04	.46	(.41)	(.02)	(.43)	10.28	4.59

88	Nuveen Investments

Ratios/Supplemental Data

	Ratios to Average Net Assets(d)

Ending Net Assets (000)	Expenses Including Interest(e)	Expenses Excluding Interest	Net Invest- ment Income	Portfolio Turnover Rate

$45,101	.87%	.87%	3.81%	14%
50,270	.90	.90	3.75	6
46,933	.89	.89	4.02	12
50,640	.88	.88	3.72	3
42,279	.90	.90	3.78	10

548	1.62	1.62	2.99	14
1,383	1.65	1.65	3.00	6
1,598	1.63	1.63	3.27	12
2,174	1.63	1.63	2.98	3
2,464	1.65	1.65	3.04	10

9,105	1.42	1.42	3.26	14
9,329	1.45	1.45	3.19	6
6,907	1.44	1.44	3.46	12
6,512	1.43	1.43	3.17	3
5,975	1.45	1.45	3.24	10

18,236	.67	.67	4.14	14
2,605	.70	.70	3.94	6
1,573	.69	.69	4.20	12
1,506	.68	.68	3.92	3
1,031	.69	.69	3.97	10

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Nuveen Investments	89

Notes to Financial Statements

1. General Information and Significant Accounting Policies

General Information

The Nuveen Multistate Trust IV (the “Trust”) is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen Kansas Municipal Bond Fund (“Kansas”), Nuveen Kentucky Municipal Bond Fund (“Kentucky”), Nuveen Michigan Municipal Bond Fund (“Michigan”), Nuveen Missouri Municipal Bond Fund (“Missouri”), Nuveen Ohio Municipal Bond Fund (“Ohio”) and Nuveen Wisconsin Municipal Bond Fund (“Wisconsin”) (each a “Fund” and collectively, the “Funds”). The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds were each organized as a series of predecessor trusts or corporations prior to that date.

Effective January 1, 2011, the Funds’ adviser, Nuveen Asset Management, a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), changed its name to Nuveen Fund Advisors, Inc. (the “Adviser”). Concurrently, the Adviser formed a wholly-owned subsidiary, Nuveen Asset Management, LLC (the “Sub-Adviser”), to house its portfolio management capabilities and to serve as the Funds’ sub-adviser, and the Funds’ portfolio managers became employees of the Sub-Adviser. This allocation of responsibilities between the Adviser and the Sub-Adviser affects each of the Funds. The Adviser will compensate the Sub-Adviser for the portfolio management services it provides to the Funds from each Fund’s management fee.

Effective April 30, 2011, Nuveen Investments, LLC, a wholly-owned subsidiary of Nuveen, changed its name to Nuveen Securities, LLC.

Each Fund’s investment objective is to provide as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital. Under normal market conditions, each Fund invests at least 80% of its net assets in municipal bonds that pay interest that is exempt from regular federal and its respective state personal income tax. Each Fund invests at least 80% of its net assets in investment grade municipal bonds rated BBB/Baa or higher at the time of purchase by at least one independent rating agency, or, if unrated, judged by the Sub-Adviser to be of comparable quality. Each Fund may invest up to 20% of its net assets in below investment grade municipal bonds, commonly referred to as “high yield” or “junk” bonds. Each Fund may invest up to 15% of its net assets in municipal securities whose interest payments vary inversely with changes in short-term tax-exempt interest rates (i.e., inverse floating rate securities).

The Funds’ most recent prospectus provides further description of each Fund’s investment objective, principal investment strategies, and principal risks.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Valuation

Prices of municipal bonds are provided by a pricing service approved by the Funds’ Board of Trustees. These securities are generally classified as Level 2 for fair value measurement purposes. When price quotes are not readily available (which is usually the case for municipal bonds) the pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3, depending on the priority of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Trustees or its designee.

90	Nuveen Investments

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At May 31, 2011, Michigan, Missouri and Wisconsin had outstanding when-issued/delayed delivery purchase commitments of $787,964, $486,560 and $974,590, respectively. There were no such outstanding purchase commitments in any of the other Funds.

Investment Income

Investment income, which reflects the amortization of premiums and includes the accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

The Funds declare dividends from their net investment income daily and pay shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the Funds’ transfer agent.

Net realized capital gains and/or market discount from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Flexible Sales Charge Program

Class A Shares are generally sold with an up-front sales charge and incur a .20% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within eighteen months of purchase. Class B Shares were sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. Class B Shares are subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .55% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

Nuveen Investments	91

Notes to Financial Statements (continued)

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the entire earnings of the underlying bond and the related interest paid to the holders of the short-term floating rate certificates as “Interest expense on floating rate obligations” on the Statement of Operations.

During the fiscal year ended May 31, 2011, each Fund invested in externally-deposited inverse floaters and/or self-deposited inverse floaters.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements referred to herein as “Recourse Trusts”) with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund’s inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

At May 31, 2011, each Fund’s maximum exposure to externally-deposited Recourse Trusts was as follows:

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Maximum exposure to Recourse Trusts	$—	$15,000,000	$2,400,000	$—	$—	$3,000,000

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters for the following Funds during the fiscal year ended May 31, 2011, were as follows:

	Kansas	Missouri
Average floating rate obligations outstanding	$1,248,425	$2,225,000
Average annual interest rate and fees	0.74%	0.45%

Derivative Financial Instruments

Each Fund is authorized to invest in certain derivative instruments, including foreign currency forwards, futures, options and swap contracts. Although each Fund is authorized to invest in such derivative instruments, and may do so in the future, they did make any such investments during the fiscal year ended May 31, 2011.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

92	Nuveen Investments

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of each Fund’s fair value measurements as of May 31, 2011:

Kansas	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$176,860,682	$—	$176,860,682

Kentucky	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$397,110,637	$—	$397,110,637

Michigan	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$197,274,635	$—	$197,274,635

Missouri	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$227,355,967	$—	$227,355,967

Ohio	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$455,589,129	$—	$455,589,129

Wisconsin	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$71,924,480	$—	$71,924,480

Nuveen Investments	93

Notes to Financial Statements (continued)

During the fiscal year ended May 31, 2011, the Funds recognized no significant transfers to/from Level 1, Level 2, or Level 3.

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. The Funds did not invest in derivative instruments during the fiscal year ended May 31, 2011.

4. Fund Shares

Transactions in Fund shares were as follows:

	Kansas
	Year Ended 5/31/11		Year Ended 5/31/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	2,373,395	$24,618,995	2,026,005	$20,846,927
Class A – automatic conversion of Class B Shares	47,870	498,089	104,767	1,065,637
Class B	133	1,364	154	1,574
Class C	714,113	7,476,577	872,186	8,999,803
Class I	1,007,494	10,616,153	380,264	3,951,892
Shares issued to shareholders due to reinvestment of distributions:
Class A	331,261	3,431,331	307,709	3,176,573
Class B	3,455	35,546	4,935	50,454
Class C	77,596	802,631	59,078	609,795
Class I	30,784	320,252	7,068	73,469
	4,586,101	47,800,938	3,762,166	38,776,124
Shares redeemed:
Class A	(2,395,122)	(24,538,356)	(1,954,728)	(20,179,093)
Class B	(69,338)	(708,133)	(39,251)	(402,761)
Class B – automatic conversion to Class A Shares	(48,295)	(498,089)	(105,648)	(1,065,637)
Class C	(475,612)	(4,871,031)	(240,624)	(2,469,610)
Class I	(772,173)	(7,831,469)	(134,586)	(1,404,597)
	(3,760,540)	(38,447,078)	(2,474,837)	(25,521,698)
Net increase (decrease)	825,561	$9,353,860	1,287,329	$13,254,426

	Kentucky
	Year Ended 5/31/11		Year Ended 5/31/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,886,089	$20,349,081	3,678,376	$39,167,939
Class A – automatic conversion of Class B Shares	99,590	1,058,354	114,192	1,206,295
Class B	776	8,361	1,107	11,793
Class C	830,339	8,971,206	1,049,131	11,186,099
Class I	606,810	6,459,737	491,107	5,233,271
Shares issued to shareholders due to reinvestment of distributions:
Class A	883,038	9,470,996	884,711	9,425,452
Class B	8,419	90,676	13,904	148,035
Class C	125,387	1,346,496	112,243	1,197,406
Class I	20,305	217,863	12,087	128,912
	4,460,753	47,972,770	6,356,858	67,705,202
Shares redeemed:
Class A	(6,283,503)	(66,823,731)	(3,345,532)	(35,665,723)
Class B	(150,915)	(1,618,871)	(130,320)	(1,381,135)
Class B – automatic conversion to Class A Shares	(99,511)	(1,058,354)	(114,089)	(1,206,295)
Class C	(1,227,623)	(12,998,799)	(610,033)	(6,518,284)
Class I	(288,742)	(3,128,306)	(143,157)	(1,533,097)
	(8,050,294)	(85,628,061)	(4,343,131)	(46,304,534)
Net increase (decrease)	(3,589,541)	$(37,655,291)	2,013,727	$21,400,668

94	Nuveen Investments

	Michigan
	Year Ended 5/31/11		Year Ended 5/31/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,877,751	$20,563,436	1,900,264	$20,886,100
Class A – automatic conversion of Class B Shares	5,894	64,906	40,054	440,513
Class B	505	5,611	1,049	11,593
Class C	229,357	2,540,096	208,969	2,308,164
Class I	233,116	2,576,075	281,261	3,108,903
Shares issued to shareholders due to reinvestment of distributions:
Class A	296,360	3,281,905	301,719	3,334,460
Class B	1,954	21,701	3,394	37,534
Class C	41,891	463,595	43,982	485,462
Class I	51,375	568,619	52,606	580,749
	2,738,203	30,085,944	2,833,298	31,193,478
Shares redeemed:
Class A	(3,052,747)	(33,471,462)	(2,031,569)	(22,386,204)
Class B	(59,100)	(655,304)	(78,334)	(860,265)
Class B – automatic conversion to Class A Shares	(5,884)	(64,906)	(39,984)	(440,513)
Class C	(332,783)	(3,673,986)	(473,164)	(5,224,286)
Class I	(311,963)	(3,439,275)	(244,991)	(2,686,709)
	(3,762,477)	(41,304,933)	(2,868,042)	(31,597,977)
Net increase (decrease)	(1,024,274)	$(11,218,989)	(34,744)	$(404,499)

	Missouri
	Year Ended 5/31/11		Year Ended 5/31/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,710,347	$18,411,554	1,952,862	$20,514,904
Class A – automatic conversion of Class B Shares	86,749	934,751	60,008	618,898
Class B	223	2,392	255	2,684
Class C	477,585	5,106,206	549,534	5,792,558
Class I	848,162	9,173,785	550,833	5,820,396
Shares issued to shareholders due to reinvestment of distributions:
Class A	531,014	5,682,728	523,836	5,537,509
Class B	4,608	49,518	8,040	84,837
Class C	51,573	550,919	46,275	488,840
Class I	23,688	253,744	15,276	162,158
	3,733,949	40,165,597	3,706,919	39,022,784
Shares redeemed:
Class A	(2,975,284)	(31,580,126)	(2,465,200)	(25,963,148)
Class B	(38,996)	(422,667)	(71,193)	(753,280)
Class B – automatic conversion to Class A Shares	(86,676)	(934,751)	(59,941)	(618,898)
Class C	(500,716)	(5,313,836)	(284,446)	(3,010,707)
Class I	(686,279)	(7,227,699)	(326,257)	(3,501,482)
	(4,287,951)	(45,479,079)	(3,207,037)	(33,847,515)
Net increase (decrease)	(554,002)	$(5,313,482)	499,882	$5,175,269

Nuveen Investments	95

Notes to Financial Statements (continued)

	Ohio
	Year Ended 5/31/11		Year Ended 5/31/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	3,114,850	$34,046,787	3,180,557	$35,049,801
Class A – automatic conversion of Class B Shares	52,855	585,666	107,172	1,166,811
Class B	783	8,652	10,767	119,467
Class C	665,559	7,341,378	1,086,092	11,964,329
Class I	730,135	8,001,357	857,129	9,454,875
Shares issued to shareholders due to reinvestment of distributions:
Class A	640,290	7,054,109	638,885	7,053,510
Class B	7,454	81,952	9,698	106,715
Class C	108,161	1,186,730	92,605	1,020,041
Class I	324,007	3,558,920	322,714	3,552,277
	5,644,094	61,865,551	6,305,619	69,487,826
Shares redeemed:
Class A	(6,765,267)	(73,603,132)	(4,199,181)	(46,455,561)
Class B	(149,553)	(1,645,195)	(186,295)	(2,057,515)
Class B – automatic conversion to Class A Shares	(52,955)	(585,666)	(107,349)	(1,166,811)
Class C	(971,277)	(10,508,712)	(416,485)	(4,588,505)
Class I	(1,374,841)	(14,968,206)	(1,047,215)	(11,604,015)
	(9,313,893)	(101,310,911)	(5,956,525)	(65,872,407)
Net increase (decrease)	(3,669,799)	$(39,445,360)	349,094	$3,615,419

	Wisconsin
	Year Ended 5/31/11		Year Ended 5/31/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	529,620	$5,440,704	676,723	$6,923,390
Class A – automatic conversion of Class B Shares	12,220	126,145	13,716	140,261
Class B	27	275	27	271
Class C	219,215	2,277,264	272,344	2,784,082
Class I	1,646,182	16,538,693	98,184	1,007,272
Shares issued to shareholders due to reinvestment of distributions:
Class A	119,375	1,224,178	119,178	1,216,425
Class B	2,157	22,262	2,894	29,588
Class C	21,518	220,905	19,128	195,662
Class I	11,718	119,973	5,839	59,760
	2,562,032	25,970,399	1,208,033	12,356,711
Shares redeemed:
Class A	(1,113,501)	(11,321,640)	(689,079)	(7,000,692)
Class B	(69,639)	(702,764)	(16,610)	(166,649)
Class B – automatic conversion to Class A Shares	(12,191)	(126,145)	(13,689)	(140,261)
Class C	(252,970)	(2,568,078)	(88,104)	(906,320)
Class I	(139,604)	(1,404,552)	(11,635)	(120,143)
	(1,587,905)	(16,123,179)	(819,117)	(8,334,065)
Net increase (decrease)	974,127	$9,847,220	388,916	$4,022,646

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments, when applicable) during the fiscal year ended May 31, 2011, were as follows:

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Purchases	$46,796,196	$31,037,804	$11,459,914	$14,489,133	$47,312,904	$18,481,269
Sales and maturities	27,611,643	62,977,240	21,768,478	20,730,556	91,597,380	8,443,193

96	Nuveen Investments

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At May 31, 2011, the cost and unrealized appreciation (depreciation) of investments as determined on a federal income tax basis, were as follows:

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Cost of investments	$163,909,131	$387,795,395	$190,370,422	$222,227,270	$442,065,366	$70,414,694
Gross unrealized:
Appreciation	$6,552,589	$13,243,376	$8,713,960	$9,053,621	$18,472,816	$2,345,239
Depreciation	(1,886,064)	(3,928,134)	(1,809,747)	(6,149,386)	(4,949,053)	(835,453)
Net unrealized appreciation (depreciation) of investments	$4,666,525	$9,315,242	$6,904,213	$2,904,235	$13,523,763	$1,509,786
Permanent differences, primarily due to federal taxes paid, taxable market discount and distribution character reclassifications, resulted in reclassifications among the Funds’ components of net assets at May 31, 2011, the Funds’ tax year end, as follows:

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Capital paid-in	$10,934	$—	$1,054	$—	$(171)	$152
Undistributed (Over-distribution of) net investment income	(20,695)	(6,663)	(1,240)	(24)	(125,675)	(247)
Accumulated net realized gain (loss)	9,761	6,663	186	24	125,846	95

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at May 31, 2011, the Funds’ tax year end, were as follows:

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Undistributed net tax-exempt income*	$660,912	$1,451,594	$573,133	$1,348,399	$2,832,895	$228,084
Undistributed net ordinary income**	7,353	—	10,626	—	110,741	608
Undistributed net long-term capital gains	—	—	—	—	—	—
*	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividends declared during the period May 1, 2011 through May 31, 2011, and paid on June 1, 2011.
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended May 31, 2011 and May 31, 2010, was designated for purposes of the dividends paid deduction as follows:

2011	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Distributions from net tax-exempt income***	$6,971,310	$17,493,087	$8,250,957	$10,102,147	$20,457,840	$2,289,195
Distributions from net ordinary income**	—	—	—	—	373,843	—
Distributions from net long-term capital gains	—	—	—	—	—	—

2010	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Distributions from net tax-exempt income	$6,227,362	$17,190,583	$8,618,837	$9,887,747	$20,877,457	$2,195,220
Distributions from net ordinary income**	—	—	—	—	—	—
Distributions from net long-term capital gains	—	15,133	—	—	—	—
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
***	The Funds hereby designate these amounts paid during the fiscal year ended May 31, 2011, as Exempt Interest Dividends.

At May 31, 2011, the Funds’ tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Expiration:
May 31, 2017	$760,902	$—	$—	$615,557	$—	$—
May 31, 2018	193,761	4,354,150	3,035,189	663,355	1,122,034	40,757
May 31, 2019	—	—	—	—	2,421,767	—
Total	$954,663	$4,354,150	$3,035,189	$1,278,912	$3,543,801	$40,757

Nuveen Investments	97

Notes to Financial Statements (continued)

During the Funds’ tax year ended May 31, 2011, the following Funds utilized capital loss carryforwards as follows:

	Kansas	Kentucky	Michigan	Missouri	Wisconsin
Utilized capital loss carryforwards	$20,757	$1,124,891	$611,395	$447,614	$11,799

The Funds have elected to defer net realized losses from investments incurred from November 1, 2010 through May 31, 2011, the Fund’s tax year end, (“post-October losses”) in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the following fiscal year. The following Funds have elected to defer post-October losses as follows:

	Kansas	Ohio	Wisconsin
Post-October capital losses	$508,405	$934,286	$450,190

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	.3500%
For the next $125 million	.3375
For the next $250 million	.3250
For the next $500 million	.3125
For the next $1 billion	.3000
For the next $3 billion	.2750
For net assets over $5 billion	.2500

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of May 31, 2011, the complex-level fee rate for each of these Funds was .1774%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into sub-advisory agreements with the Sub-Adviser under which the Sub-Adviser manages the investment portfolios of the Funds. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

The Adviser has agreed to waive fees or reimburse expenses of Ohio so that total annual Fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed .75% of the average daily net assets of any class of Fund shares. The Adviser may also voluntarily reimburse additional expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

98	Nuveen Investments

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the fiscal year ended May 31, 2011, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Sales charges collected (Unaudited)	$547,911	$322,174	$112,952	$391,119	$290,792	$81,743
Paid to financial intermediaries (Unaudited)	483,285	281,333	98,416	340,284	254,987	70,613

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the fiscal year ended May 31, 2011, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Commission advances (Unaudited)	$154,013	$124,345	$22,358	$68,115	$111,235	$23,538

To compensate for commissions advanced to financial intermediaries, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended May 31, 2011, the Distributor retained such 12b-1 fees as follows:

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
12b-1 fees retained (Unaudited)	$78,501	$102,625	$32,019	$51,436	$106,578	$27,049

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended May 31, 2011, as follows:

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
CDSC retained (Unaudited)	$6,850	$5,946	$4,326	$2,822	$11,080	$22,856

8. New Accounting Pronouncements

Fair Value Measurements and Disclosures

On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standard Update (“ASU”) modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective by the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, the ASU requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of the ASU is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Nuveen Investments	99

Trustees and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at ten. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
Robert P. Bremner (2) 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	245
Jack B. Evans 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; member of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	245
William C. Hunter 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean, Tippie College of Business, University of Iowa (since 2006); Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at George Washington University.	245
David J. Kundert (2) 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation.	245
William J. Schneider (2) 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; member, University of Dayton Business School Advisory Council; member, Mid-America Health System Board; formerly, member and chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	245
Judith M. Stockdale 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	245
Carole E. Stone (2) 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	245

100	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee
Virginia L. Stringer 8/16/44 333 West Wacker Drive Chicago, IL 60606	Trustee	2011	Board Member, Mutual Fund Directors Forum; Member, Governing Board, Investment Company Institute’s Independent Directors Council; governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	245
Terence J. Toth (2) 9/29/59 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Goodman Theatre Board (since 2004), Chicago Fellowship Board (since 2005) and Catalyst Schools of Chicago Board (since 2008); formerly, member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	245

Interested Trustee:
John P. Amboian (3) 6/14/61 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Chief Executive Officer and Chairman (since 2007), and Director (since 1999) of Nuveen Investments, Inc., formerly, President (1999-2007); Chief Executive Officer (since 2007) of Nuveen Investments Advisers Inc.; Director (since 1998) formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, Inc.	245
Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Tradewinds Global Investors LLC, and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group LLC and Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management Inc. (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2010) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	245
Margo L. Cook 4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, Inc. (since 2011); previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	245

Nuveen Investments	101

Trustees and Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Lorna C. Ferguson 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2004) of Nuveen Securities, LLC and Managing Director (since 2005) of Nuveen Fund Advisors, Inc.	245
Stephen D. Foy 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (1993-2010) and Funds Controller (since 1998) of Nuveen Securities, LLC; Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.; Certified Public Accountant.	245
Scott S. Grace 8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, Inc., Nuveen Investment Solutions, Inc., Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since (2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, Inc.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	245
Walter M. Kelly 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008), Vice President (2006-2008) of Nuveen Securities, LLC; Senior Vice President (since 2008) and Assistant Secretary (since 2008) of Nuveen Fund Advisors, Inc.	245
Tina M. Lazar 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2009), formerly, Vice President of Nuveen Securities, LLC (1999-2009); Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.	245
Larry W. Martin 7/27/51 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1997	Senior Vice President (since 2010), formerly, Vice President (1993-2010), Assistant Secretary and Assistant General Counsel of Nuveen Securities, LLC; Senior Vice President (since 2011) of Nuveen Asset Management, LLC: Senior Vice President (since 2010), formerly, Vice President (2005-2010), and Assistant Secretary of Nuveen Investments, Inc.; Senior Vice President (since 2010), formerly Vice President (2005-2010), and Assistant Secretary (since 1997) of Nuveen Fund Advisors, Inc.; Vice President and Assistant Secretary of Nuveen Investments Advisers, Inc. (since 2002), NWQ Investment Management Company, LLC, Symphony Asset Management LLC (since 2003), Tradewinds Global Investors, LLC, Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007), and of Winslow Capital Management, Inc. (since 2010); Vice President and Assistant Secretary of Nuveen Commodities Asset Management, LLC (since 2010).	245

102	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Kevin J. McCarthy 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Nuveen HydePark Group, LLC, Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management, Inc. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	245
Kathleen L. Prudhomme 3/30/53 800 Nicollet Mall Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	245
Jeffrey M. Wilson 3/13/56 333 West Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Investments (since 2011), formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	112

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Also serves as a trustee of the Nuveen Diversified Commodity Fund, an exchange-traded commodity pool managed by Nuveen Commodities Asset Management, LLC, an affiliate of the Adviser.
(3)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(4)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

Nuveen Investments	103

Annual Investment Management Agreement Approval Process

(Unaudited)

The Board of Trustees (each, a “Board” and each Trustee, a “Board Member”) of the Funds, including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), are responsible for approving the advisory agreements (each, an “Investment Management Agreement”) between each Fund and Nuveen Fund Advisors, Inc. (the “Advisor”) and the sub-advisory agreements (each a “Sub-Advisory Agreement”) between the Advisor and Nuveen Asset Management, LLC (the “Sub-Advisor”) (the Investment Management Agreements and the Sub-Advisory Agreements are referred to collectively as the “Advisory Agreements”) and their periodic continuation. Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), the Board is generally required to consider the continuation of advisory agreements and sub-advisory agreements on an annual basis. Accordingly, at an in-person meeting held on May 23-25, 2011 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the Advisory Agreements for the Funds for an additional one-year period.

In preparation for their considerations at the May Meeting, the Board requested and received extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Funds, the Advisor and the Sub-Advisor (the Advisor and the Sub-Advisor are collectively, the “Fund Advisers” and each, a “Fund Adviser”). As described in more detail below, the information provided included, among other things, a review of Fund performance, including Fund investment performance assessments against peer groups and appropriate benchmarks, a comparison of Fund fees and expenses relative to peers, a description and assessment of shareholder service levels for the Funds, a summary of the performance of certain service providers, a review of product initiatives and shareholder communications and an analysis of the Fund Adviser’s profitability with comparisons to comparable peers in the managed fund business. As part of their annual review, the Board also held a separate meeting on April 19-20, 2011, to review the Funds’ investment performance and consider an analysis provided by the Advisor of the Sub-Advisor which generally evaluated the Sub-Advisor’s investment team, investment mandate, organizational structure and history, investment philosophy and process, performance of the applicable Fund, and significant changes to the foregoing. As a result of their review of the materials and discussions, the Board presented the Advisor with questions and the Advisor responded.

The materials and information prepared in connection with the review of the Advisory Agreements at the May Meeting supplemented the information provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviews the performance and various services provided by the Advisor and, since the internal restructuring described in Section A below, the Sub-Advisor. The Board meets at least quarterly as well as at other times as the need arises. At its quarterly meetings, the Board reviews reports by the Advisor which include, among other things, Fund performance, a review of the investment teams and compliance reports. The Board also meets with key investment personnel managing the Fund portfolios during the year. In addition, the Board continues its program of seeking to visit each sub-advisor to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. The Board also met with State Street Bank & Trust Company, the Funds’ accountant and custodian, in 2010. The Board considers factors and information that are relevant to its consideration of the renewal of the Advisory Agreements at these meetings held throughout the year. Accordingly, the Board considered the information provided and knowledge gained at these meetings when performing its review at the May Meeting of the Advisory Agreements. The Independent Board Members are assisted throughout the process by independent legal counsel who provided materials describing applicable law and the duties of directors or trustees in reviewing advisory contracts and met with the Independent Board Members in executive sessions without management present.

The Board considered all factors it believed relevant with respect to each Fund, including among other factors: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Funds and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and the resulting Fund performance and administrative services. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line.

In considering advisory services, the Board recognized that the Advisor provides various oversight, administrative, compliance and other services for the Funds and the Sub-Advisor provides the portfolio investment management services to the Funds. The Board recognized that Nuveen engaged in an internal restructuring in 2010 pursuant to which portfolio management services the Advisor had provided directly to the Funds were transferred to the Sub-Advisor, a newly-organized, wholly-owned subsidiary of the Advisor. Accordingly, in reviewing the portfolio management services provided to each Fund, the Board reviewed the materials provided by the Nuveen Investment Services Oversight Team analyzing, among other things, the Sub-Advisor’s investment team and changes

104	Nuveen Investments

thereto, organization and history, assets under management, Fund objectives and mandate, the investment teams’ philosophy and strategies in managing the Fund, developments affecting the Sub-Advisor or Fund and Fund performance. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an incentive to take undue risks. In addition, the Board considered the Advisor’s execution of its oversight responsibilities over the Sub-Advisor. Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Funds’ compliance policies and procedures.

In addition to advisory services, the Board considered the quality and extent of administrative and other non-investment advisory services the Advisor and its affiliates provide to the Funds, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support. In reviewing the services provided, the Board also reviewed materials describing various notable initiatives and projects the Advisor performed in connection with the open-end fund product line. These initiatives included operations necessary to effect the acquisition of FAF Advisors, Inc.’s (“FAF”) long-term asset management business by Nuveen and the subsequent integration of FAF and the funds FAF advised into the Nuveen family of funds; changes in dividend declaration policies; and adding funds to various distribution platforms.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers

The Board, including the Independent Board Members, reviewed and considered the performance history of each Fund over various time periods. The Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) based on data provided by an independent provider of mutual fund data and with recognized and/or customized benchmarks.

The Board reviewed reports, including a comprehensive analysis of the Funds’ performance and the applicable investment team. In this regard, the Board reviewed each Fund’s total return information compared to its Performance Peer Group for the quarter, one-, three- and five-year periods ending December 31, 2010 and for the same periods ending March 31, 2011. In addition, the Board reviewed each Fund’s total return information compared to recognized and/or customized benchmarks for the quarter, one- and three-year periods ending December 31, 2010 and for the same periods ending March 31, 2011.

In reviewing performance comparison information, the Independent Board Members recognized that the usefulness of the comparisons of the performance of certain funds with the performance of their respective Performance Peer Group may be limited because the Performance Peer Group may not adequately represent the objectives and strategies of the applicable funds or may be limited in size or number. In this regard, the Independent Board Members noted that the Performance Peer Groups of the Nuveen Kansas Municipal Bond Fund (the “Kansas Fund”), Nuveen Kentucky Municipal Bond Fund (the “Kentucky Fund”) and Nuveen Wisconsin Municipal Bond Fund (the “Wisconsin Fund”) were classified as having significant differences from such Funds based on various considerations such as special fund objectives, potential investable universe and the composition of the peer set (e.g., the number and size of competing funds and number of competing managers). The Independent Board Members also noted that the investment experience of a particular shareholder in the Funds will vary depending on when such shareholder invests in the applicable Fund, the class held (if multiple classes are offered) and the performance of the Fund (or respective class) during that shareholder’s investment period.

In considering the results of the comparisons, the Independent Board Members observed, among other things, that the Nuveen Missouri Municipal Bond Fund (the “Missouri Fund”), Nuveen Michigan Municipal Bond Fund (the “Michigan Fund”) and Nuveen Ohio Municipal Bond Fund (the “Ohio Fund”) had demonstrated generally favorable performance in comparison to peers, performing in the first or second quartile over various periods. With respect to the Kansas Fund, Kentucky Fund and Wisconsin Fund, which, as noted above, had significant differences with their Performance Peer Groups, the Independent Board Members noted that each such Fund underperformed its respective benchmark in the one- and three-year periods. With respect to any Funds that underperformed their peers and/or benchmarks from time to time, the Board monitors such Funds closely and considers any steps necessary or appropriate to address such issues.

Based on their review, the Independent Board Members determined that each Fund’s investment performance had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fee and expenses of a comparable universe of funds based on data provided by an independent fund data provider (the “Peer Universe”) and in certain cases, to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group (if any). In reviewing the comparisons of fee and expense information, the Independent Board Members took into

Nuveen Investments	105

Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

account that in certain instances various factors such as: the asset level of a fund relative to peers; the limited size and particular composition of the Peer Universe or Peer Group; the investment objectives of the peers; expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement; the timing of information used; and differences in the states reflected in the Peer Universe or Peer Group may impact the comparative data thereby limiting the ability to make a meaningful comparison with peers, including for each of the Funds.

In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group (if available) or Peer Universe if there was no separate Peer Group.

The Independent Board Members noted that the Kansas Fund, Kentucky Fund, Missouri Fund, Michigan Fund and Ohio Fund each had net management fees slightly higher or higher than the peer average but a net expense ratio below or in line with the peer average, and that the Wisconsin Fund had net management fees slightly higher or higher than the peer average and a net expense ratio slightly higher or higher than the peer average.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by the Advisor to other clients, including municipal separately managed accounts and passively managed exchange traded funds (ETFs) sub-advised by the Advisor. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of the Sub-Advisor, the Independent Board Members also considered the pricing schedule or fees that the Sub-Advisor charges for similar investment management services for other Nuveen funds.

3. Profitability of Fund Advisers

In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2010. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they have an Independent Board Member serve as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that the Advisor’s level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E

106	Nuveen Investments

below for additional information on indirect benefits the Fund Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. In this regard, the Independent Board Members also noted that a portion of the assets acquired pursuant to the transaction with FAF are included in determining the level of assets for calculating the complex-wide fee, which helps reduce such fee to the benefit of all shareholders.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Funds’ principal underwriter, an affiliate of the Advisor, which includes fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether each Fund Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Funds and other clients. The Independent Board Members recognized that each Fund Adviser has the authority to pay a higher commission in return for brokerage and research services if it determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided. Nevertheless, the Independent Board Members noted that commissions are generally not paid in connection with municipal securities transactions typically executed on a principal basis.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Nuveen Investments	107

Notes

108	Nuveen Investments

Notes

Nuveen Investments	109

Glossary of Terms Used in this Report

Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Average Effective Maturity: The market-value-weighted average of the effective maturity dates of the individual securities including cash. In the case of a bond that has been advance-refunded to a call date, the effective maturity is the date on which the bond is scheduled to be redeemed using the proceeds of an escrow account. In most other cases the effective maturity is the stated maturity date of the security.

Average Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or Fund’s duration, the more the price of the bond or Fund will change as interest rates change.

Inverse Floaters: Inverse floating rate securities are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

Lipper Michigan Municipal Debt Funds Average: Represents the average annualized total return for all reporting funds in the Lipper Michigan Municipal Debt Fund category. The Lipper Michigan Municipal Debt Funds Average contained 23, 17 and 16 funds for the 1-year, 5-year and 10-year periods, respectively, ended May 31, 2011.

Lipper Ohio Municipal Debt Funds Average: Represents the average annualized total return for all reporting funds in the Lipper Ohio Municipal Debt Fund category. The Lipper Ohio Municipal Debt Funds Average contained 43, 36 and 32 funds for the 1-year, 5-year and 10-year periods, respectively, ended May 31, 2011.

Lipper Other States Municipal Debt Funds Average: Represents the average annualized total return for all reporting funds in the Lipper Other States Municipal Debt Fund category. The Lipper Other States Municipal Debt Funds Average contained 144, 137 and 123 funds for the 1-year, 5-year and 10-year periods, respectively, ended May 31, 2011. Shareholders should note that the performance of the Lipper Other States Average represents the overall average of returns for funds from ten different states with a wide variety of municipal market conditions, making direct comparisons less meaningful.

Net Asset Value (NAV): A Fund’s NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

Pre-Refundings: Pre-Refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

Standard & Poor’s (S&P) Kansas Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Kansas municipal bond market.

Standard & Poor’s (S&P) Kentucky Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Kentucky municipal bond market.

Standard & Poor’s (S&P) Michigan Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Michigan municipal bond market.

Standard & Poor’s (S&P) Missouri Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Missouri municipal bond market.

Standard & Poor’s (S&P) National Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market.

Standard & Poor’s (S&P) Ohio Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Ohio municipal bond market.

Standard & Poor’s (S&P) Wisconsin Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Wisconsin municipal bond market.

Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

110	Nuveen Investments

Fund Information

Fund Manager

Nuveen Fund Advisors, Inc.

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services, Inc.

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Quarterly Portfolio of Investments and Proxy Voting information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	111

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen Asset Management, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $206 billion of assets as of March 31, 2011.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

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Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MAN-MS6-0511D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/mf. (To view the code, click on the Shareholder Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial expert is Carole E. Stone, who is “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Trust’s auditor, billed to the Trust during the Trust’s last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Trust, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Trust waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Trust during the fiscal year in which the services are provided; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE TRUST’S AUDITOR BILLED TO THE TRUST

Fiscal Year Ended May 31, 2011	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Name of Series
Kansas Municipal Bond Fund	15,530	0	565	0
Kentucky Municipal Bond Fund	17,192	0	565	0
Michigan Municipal Bond Fund	15,728	0	565	0
Missouri Municipal Bond Fund	15,941	0	565	0
Ohio Municipal Bond Fund	17,599	0	565	0
Wisconsin Municipal Bond Fund	14,822	0	565	0

Total	$96,812	$0	$3,390	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees”.

[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.
[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit Related Fees”, and “Tax Fees”.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Name of Series
Kansas Municipal Bond Fund	0%	0%	0%	0%
Kentucky Municipal Bond Fund	0%	0%	0%	0%
Michigan Municipal Bond Fund	0%	0%	0%	0%
Missouri Municipal Bond Fund	0%	0%	0%	0%
Ohio Municipal Bond Fund	0%	0%	0%	0%
Wisconsin Municipal Bond Fund	0%	0%	0%	0%

Fiscal Year Ended May 31, 2010	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Name of Series
Kansas Municipal Bond Fund	15,102	0	550	0
Kentucky Municipal Bond Fund	17,473	0	550	0
Michigan Municipal Bond Fund	15,543	0	550	0
Missouri Municipal Bond Fund	15,716	0	550	0
Ohio Municipal Bond Fund	18,101	0	550	0
Wisconsin Municipal Bond Fund	14,276	0	550	0

Total	$96,211	$0	$3,300	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees”.

[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.
[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit Related Fees”, and “Tax Fees”.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Name of Series
Kansas Municipal Bond Fund	0%	0%	0%	0%
Kentucky Municipal Bond Fund	0%	0%	0%	0%
Michigan Municipal Bond Fund	0%	0%	0%	0%
Missouri Municipal Bond Fund	0%	0%	0%	0%
Ohio Municipal Bond Fund	0%	0%	0%	0%
Wisconsin Municipal Bond Fund	0%	0%	0%	0%

Fiscal Year Ended May 31, 2011	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Multistate Trust IV	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended May 31, 2010	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Multistate Trust IV	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended May 31, 2011	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Name of Series
Kansas Municipal Bond Fund	565	0	0	565
Kentucky Municipal Bond Fund	565	0	0	565
Michigan Municipal Bond Fund	565	0	0	565
Missouri Municipal Bond Fund	565	0	0	565
Ohio Municipal Bond Fund	565	0	0	565
Wisconsin Municipal Bond Fund	565	0	0	565

Total	$3,390	$0	$0	$3,390

“Non-Audit Fees Billed to Trust” represent “Tax Fees” and “All Other Fees” billed to each Fund in their respective amounts from the previous table.

Fiscal Year Ended May 31, 2010	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Name of Series
Kansas Municipal Bond Fund	550	0	0	550
Kentucky Municipal Bond Fund	550	0	0	550
Michigan Municipal Bond Fund	550	0	0	550
Missouri Municipal Bond Fund	550	0	0	550
Ohio Municipal Bond Fund	550	0	0	550
Wisconsin Municipal Bond Fund	550	0	0	550

Total	$3,300	$0	$0	$3,300

“Non-Audit Fees Billed to Trust” represent “Tax Fees” and “All Other Fees” billed to each Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Trust by the Trust’s independent accountants and (ii) all audit and non-audit services to be performed by the Trust’s independent accountants for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Trust. Regarding tax and research projects conducted by the independent accountants for the Trust and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/mf and there were no amendments during the period covered by this report. (To view the code, click on the Shareholder Resources drop down menu box, click on Fund Governance and then Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by
Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Multistate Trust IV

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date August 5, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date August 5, 2011

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date August 5, 2011